[FIRST VARIABLE LIFE
   INSURANCE COMPANY
               LOGO]

[Graphic Montage, Money, Calculator, Pen]




                                      VIST

                                     ANNUAL

                                     REPORT







                               DECEMBER 31, 1998

                               TABLE OF CONTENTS  [BUILD, ENJOY, PRESERVE, LOGO]


Report of the President ..............................................      1

Management's Discussion & Analysis

  Small Cap Growth ...................................................      3

  World Equity .......................................................      5

  Growth .............................................................      7

  Matrix Equity ......................................................      9

  Growth & Income ....................................................     11

  Multiple Strategies ................................................     13

  High Income Bond ...................................................     15

  U.S. Government Bond ...............................................     17

Report of Independent Accountants ....................................     19

Schedule of Investments ..............................................     20

Statements of Assets and Liabilities .................................     58

Statements of Operations .............................................     60

Statements of Changes in Net Assets ..................................     62

Financial Highlights .................................................     66

Notes to the Financial Statements ....................................     74

Federated Prime Money Fund II ........................................    F-1

[FIRST
VARIABLE LIFE
INSURANCE COMPANY
LOGO]


February 1999

Dear First Variable Contract Holder,

I am pleased to present the annual report for the Variable Investors Series Trust (VIST) and the Federated Prime Money Fund II. These portfolios are the investments within your First Variable contract.

During 1998, the stock market continued to perform and larger company stocks, in particular, showed strong returns. The Dow Jones Industrial Average was up 18% while the broader Standard & Poor's 500 Index rose an even greater 28.6%. Global economic events, like the turmoil in Asia and Russia and the response of the Federal Reserve by lowering short-term interest rates three times in a seven-week period, fueled the market's volatility and year-end upturn.

Not all types of stocks benefited from this rise, however. Stock of smaller companies, like those held by our Small Cap Growth and World Equity Portfolios, experienced lesser results. The Russell 2000 Index, an index of smaller capitalization stocks, posted a return of -2.8%.

The global unrest also affected the fixed income markets. The interest rate cuts and "flight to quality" enhanced the returns of high quality investments, and the Salomon Broad Investment Grade Bond Index finished up 8.71% for the year. But, other factors influenced the high yield market, and the Lehman High Yield Bond Index gained just 1.86% during 1998.

The difference between various stock and bond returns underscores the importance of holding a diversified investment portfolio. Your First Variable contract offers a selection of choices to help you and your investment professional construct a well-balanced portfolio.

Thank you for your continued business. We look forward to helping you BUILD wealth, ENJOY income, and PRESERVE assets for many years to come.




                                        Sincerely,


                                        /s/ John M. Soukup
                                        ---------------------------------------
                                        John M. Soukup
                                        President,
                                        Variable Investors Series Trust

SMALL CAP GROWTH PORTFOLIO                   PILGRIM BAXTER & ASSOCIATES, LTD.

                                                  [PILGRIM BAXTER LOGO]


OBJECTIVE

Seeks capital appreciation by investing primarily in common stocks of emerging companies with the potential for significant capital appreciation and strong earnings growth with attendant risk. The Portfolio normally invests at least 65% of assets in common stocks and convertible securities issued by companies with market capitalization or annual revenues not exceeding $1 billion at the time of purchase.

--------------------------------------------------------------------------------
SMALL CAP GROWTH
--------------------------------------------------------------------------------



PERFORMANCE

    ---------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
    ---------------------------------------------------------------------

    1 Year                                                       (3.12)%
    5 Year                                                         N/A
    Since Inception*                                             14.04%

    *May 4, 1995


TOP 10 HOLDINGS

    ---------------------------------------------------------------------
                                                   % OF           % OF
    AS OF 12/31/98                              PORTFOLIO        TOP 10
    ---------------------------------------------------------------------

    Network Appliance, Inc.                       2.71%          12.78%
    Insight Enterprises, Inc.                     2.54%          11.98%
    Transaction Systems Architects, Inc.          2.53%          11.94%
    Tetra Tech, Inc.                              2.25%          10.62%
    International Network Services                2.00%           9.44%
    Legato Systems, Inc.                          1.94%           9.15%
    Vitesse Semiconductor Corporation             1.93%           9.13%
    Alternative Living Services, Inc.             1.78%           8.41%
    Uniphase Corporation                          1.75%           8.28%
    Medicis Pharmaceutical Corporation            1.75%           8.27%


TOP 5 SECTOR WEIGHTINGS

    ---------------------------------------------------------------------
                                                                  % OF
    AS OF 12/31/98                                              PORTFOLIO
    --------------------------------------------------------------------

    Software-Client/Server                                        7.31%
    Networking Software                                           6.79%
    Systems Integrator                                            6.61%
    Commercial Services                                           5.61%
    Telecommunication Equipment                                   3.37%



MANAGEMENT'S DISCUSSION & ANALYSIS

For all the trials and tribulations that 1998 had to offer the small cap investor, it may have appeared rather uninspiring to see the year end basically flat with our respective index. Flat would imply a relatively stable and potentially boring year; unfortunately, that would not adequately describe 1998. In the context of a volatile year, it should be somewhat comforting to know that we were not swayed from our discipline, we continue to look for the companies exhibiting our treasured high rates of growth, with low debt and the ability to beat Wall Street's expectations. There is certainly no shortage of dynamic growth companies fitting our desired characteristics; however, our style suffered in a market dominated by the myopic need for liquidity, seemingly at any cost.

The best that you can say about 1998 for small caps is that it was extraordinary in its volatility. The year through April 21 was one of inline performance to the market and our index. Participants shrugged off worries about Asia and the impact of a (then) potentially impeached President. Our market was deemed the "oasis of prosperity" in an increasingly unpredictable world environment. Large cap, "brand name" stocks began to regain the prestige that they had enjoyed in 1997. The market's apathy towards major news events of the day collapsed under it's own weight and turned decidedly negative in the summer time frame.

The unpredictable nature of the country's smallest and fastest growing companies can often fill those that step into their raging waters with a plethora of feelings. The gut-wrenching agony that aggressive growth managers endured from April 21 through October 8 was nothing short of historic. The






Special risks due to small size such as limited markets and financial resources should be considered when investing in small cap stocks.

market was roiled by fears of deflation, uncertainty about global markets after a Russian devaluation, the persistent Asian contagion, the effect of Long Term Capital's derivative losses, and the impact of a President who had gone from lame duck to dead duck. Given the enduring rise in market volatility, company size (hence liquidity) proved to be the performance lynch pin. Risk premiums exploded to the upside, wreaking havoc on our style. By almost any measure, we were setting new lows; the degradation of relative valuations to the larger stocks eclipsed the lows set in similarly extreme environments of 1987 and 1990.

By October 8, the value destruction in the smaller stocks, and the market as a whole, had run its course. The Federal Reserve, via three interest rate reductions, had shown a clear and present willingness to do what it could to take risk out of the system and steady the course for America in turbulent global waters. The reaction in our portfolios was nothing short of explosive. Timing when a style will or will not be in favor is not our mantra. We focus on being fully invested in our discipline at all times; we pay for that discipline when times are rough, but fully participate when the tide moves our way. Our consistent above average weighting in technology helped give our portfolios an added push off of the bottom.

The leading question for many at this juncture is whether the recent move is a tactical bounce or a strategic opportunity. For those that remember the glory years of 1991-93, this question is by no means trivial. We are very constructive in our 1999 outlook. Even with the strong move from the bottom, small caps still trade at both a relative and absolute discount to their large cap brethren. The key is not just valuation, but relative earnings growth as well. The last time the market witnessed a slowdown in the S&P 500 earnings was in 1990; earnings growth peaked for the S&P 500 in the first quarter of 1997. The Russell 2000 has underperformed the S&P 500 for the 5th year in a row, this is a post World War II record. As extreme liquidity demand begins to decline, the inevitable search for growth and valuations will drive investors towards small cap stocks. Over the long term, we know that earnings, not liquidity, drive stock prices. We believe in earnings. They say that nobody rings a bell at the bottom of the market, but the music in our sector certainly has changed since October 8.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX*


                              [PERFORMANCE GRAPH #1]

                    SMALL CAP     RUSSEL 2000
                     GROWTH          INDEX

MAY 14, 1995         10,000          10,000
JUN 30,              10,939          10,676
SEP 30,              12,593          11,731
DEC 31, 1995         13,008          11,985
MAR 31               14,439          12,600
JUN 30               16,705          13,230
SEP 30               17,587          13,275
DEC 31, 1996         16,582          13,965
MAR 31               13,401          13,242
JUN 30               16,540          15,655
SEP 30               18,778          17,984
DEC 31, 1997         16,703          17,382
MAR 31               18,207          19,127
JUN 30               16,690          18,234
SEP 30               12,901          14,560
DEC 31, 1998         16,180          16,934


* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1998

                                                     Past 1           Life of
                                                     Year          Portfolio***
                                                    -------        ------------

Small Cap Growth Portfolio                          (3.12)%           14.04%



"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

WORLD EQUITY PORTFOLIO                                      EVERGREEN INVESTMENT

                                                     [EVERGREEN INVESTMENT LOGO]

OBJECTIVE

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks and securities convertible into common stocks, traded in securities markets located around the world, including the United States. This objective per First Variable's instruction, is to be obtained via international "blue chips" and domestic U.S. small cap stocks.

--------------------------------------------------------------------------------
WORLD EQUITY
--------------------------------------------------------------------------------


PERFORMANCE

    ---------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
    ---------------------------------------------------------------------

    1 Year                                                        5.11%
    5 Year                                                       12.18%
    10 year                                                       8.78%


TOP 10 HOLDINGS

    ---------------------------------------------------------------------
                                                   % OF           % OF
    AS OF 12/31/98                              PORTFOLIO        TOP 10
    ---------------------------------------------------------------------

    Novartis AG                                   2.60%          13.09%
    Nestle S.A.                                   2.07%          10.43%
    Unilever N.V.                                 2.04%          10.28%
    Karstadt AG                                   2.01%          10.11%
    Lindt & Spruengli                             1.97%           9.91%
    Arnoldo Mondadori Editore SPA                 1.97%           9.88%
    National Australia Bank                       1.93%           9.70%
    Astra AB                                      1.90%           9.53%
    Diageo Plc                                    1.71%           8.59%
    Compass Group                                 1.69%           8.48%


TOP 5 COUNTRIES

    ---------------------------------------------------------------------
                                                                 % OF
    AS OF 12/31/98                                              PORTFOLIO
    ---------------------------------------------------------------------

    United States                                                36.00%
    United Kingdom                                               15.94%
    Switzerland                                                   8.84%
    France                                                        7.27%
    Netherlands                                                   5.66%




MANAGEMENT'S DISCUSSION & ANALYSIS

INTERNATIONAL COMMENTARY

Our strategy has focused on (1) being "overweight" in European equities, (2) being significantly "underweight" in Asia, Japan, Latin America, Russia, and emerging markets in general, and (3) our willingness to go to cash to avoid excessive volatility.

We currently have approximately 52% of the Portfolio invested in Europe. Our largest European country weights are the UK (16%), Switzerland (9%), and France (7%). We expect the recent trends of lower interest rates, restructurings, and M&A to continue.

Japan has continued to be very difficult. Recent yen strength has meant that large blue-chip exporters have suffered recently. The yen appreciated from 136.45/1 US dollar on 9/30/98, to 113.60 on 12/31/98, a change of 20% in three months. We believe the change has taken place because of the large U.S. current account deficit, which is expected to grow to about 4% of GDP by the end of 1999. A second reason is that the rate differential between U.S. and Japanese bonds narrowed recently because Japanese rates increased from 0.5% to about 1.8%. Finally, a third reason is that investors are still long the U.S. dollar and short the yen. Some of these positions are being unwound. Our weight in Japan is about 3.5%. We have sold some of the exporters, but maintain a 25% currency hedge on our Japanese holdings. Additionally, the Fund has approximately 5% in the markets of Australia and Canada. Our positions in these markets are primarily focused on their banking/financial sectors. Our industry positions are focused on pharmaceuticals (12%), publishing (9%), foods (7%), beverages (6%) and banking (6%). These are sectors generally noted for their defensive qualities.




Special risks such as currency fluctuations and political changes should be considered when investing internationally.

We believe Europe will continue to outperform other markets. Low interest rates, low inflation, abundant liquidity, creation of the European Monetary System, continued restructuring and M&A activity, and good liquidity should help these markets deliver good performance in 1999. We expect their economies to grow about 2% on average, enough to provide companies with good earnings and profit growth. Valuation levels are at about fair value.

DOMESTIC SMALL-CAP COMMENTARY

Within United States based small companies, the Internet frenzy dominated the headlines. The space was hard to ignore, as several companies came public to see their shares triple or quadruple in value. While the huge returns generated by these "highfliers" can be seductive, they come with an equal amount of risk.

We do believe that the Internet is a real and viable means of doing business. However, we also believe that the valuations of some of the companies are extreme, to say the least. We have focused our efforts on those companies that facilitate web-based activities. We are much more comfortable with these holdings as they have well-defined, sustainable business models and add significant value to their customers.

As we enter 1999, we see these possible scenarios unfolding. Most likely is a continuation of a recent resurgence. The compelling valuations of small companies, coupled with significant money flows from asset re-allocations and new investments are powerful drivers. The second scenario entails broadening economic activity, with earnings increases benefiting stocks in a variety of industries. However, there are still significant risks as we enter 1999. Although policy makers have acknowledged the difficulties of Southeast Asia and South America, their problems are not yet solved. A third scenario would be the recurrence of the concerns that beset the market in 1998. We will remain vigilant in managing the risks ahead. There are great opportunities for individual companies involved with the Internet, telecommunications, semiconductors, healthcare, and business services. We look forward to 1999.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX*


             [PERFORMANCE GRAPH #2]

                      WORLD        MSCI WORLD
                     EQUITY          INDEX

APR 1, 1994          10,000          10,000
JUN 30,               9,830          10,301
SEP 30,              10,523          10,522
DEC 31, 1994         10,707          10,447
MAR 31               10,921          10,957
JUN 30               11,806          11,375
SEP 30               13,312          11,849
DEC 31, 1995         13,310          12,329
MAR 31               13,721          12,772
JUN 30               14,646          13,131
SEP 30               14,263          13,187
DEC 31, 1996         14,956          13,666
MAR 31               14,544          13,749
JUN 30               16,506          15,728
SEP 30               17,645          16,022
DEC 31, 1997         16,449          15,391
MAR 31               18,895          17,595
JUN 30               19,078          17,952
SEP 30               15,329          15,799
DEC 31, 1998         17,290          19,135

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1998

                                               Past 1      Past 5     Past 10
                                                Year        Years      Years
                                               ------      ------     -------

World Equity Portfolio                         5.11%        12.18%      8.78%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and include changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH PORTFOLIO                                            VALUE LINE, INC.

                                                            [VALUE LINE LOGO]


OBJECTIVE

Seeks capital growth by investing primarily in common stocks and securities convertible into common stock. Also seeks current income when consistent with the primary objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities.

--------------------------------------------------------------------------------
GROWTH
--------------------------------------------------------------------------------


PERFORMANCE

    ---------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
    ---------------------------------------------------------------------

    1 Year                                                       33.29%
    5 Year                                                       23.04%
    10 Year                                                      17.42%


TOP 10 HOLDINGS

    ---------------------------------------------------------------------
                                                   % OF           % OF
    AS OF 12/31/98                              PORTFOLIO        TOP 10
    ---------------------------------------------------------------------

    EMC Corporation                               3.86%          11.84%
    Cisco Systems, Inc.                           3.77%          11.58%
    Tellabs, Inc.                                 3.68%          11.28%
    Microsoft Corporation                         3.35%          10.28%
    Pfizer, Inc.                                  3.33%          10.21%
    America Online, Inc.                          3.21%           9.84%
    Dell Computer Corporation                     2.93%           9.00%
    Omnicom Group                                 2.87%           8.81%
    Schering Plough Corporation                   2.86%           8.79%
    Intel Corporation                             2.72%           8.37%


TOP 5 SECTOR WEIGHTINGS

    ---------------------------------------------------------------------
                                                                 % OF
    AS OF 12/31/98                                              PORTFOLIO
    ---------------------------------------------------------------------

    Computer Related                                             16.72%
    Computer Software                                            14.16%
    Drugs                                                        10.72%
    Financial Services                                            9.01%
    Medical Supplies & Services                                   5.64%


MANAGEMENT'S DISCUSSION & ANALYSIS

The portfolio enjoyed a banner year in 1998, benefiting from a strong orientation toward the large capitalization sector of the market. The Portfolio had a total return of 33.29%, significantly outperforming the Standard & Poor's 500 Index return of 28.57%. During the fourth quarter alone, the Portfolio appreciated 27.31%, compared with 21.28% for the Index.

The market was characterized by extreme volatility caused by myriad global economic events, not the least of which were growing worries about Asia, Russia's devaluation of its currency and default on government loans, and concern that the Asian contagion would spread to Latin America. Domestically, the near collapse and subsequent bailout of the hedge fund, Long Term Capital Management, and the threat of presidential impeachment hearings created havoc. The DJIA rose 18% to 9,338 between the beginning of 1998 and July 17th. A precipitous decline ensued as problems surfaced in Russia, taking the index down almost 20% to a low of 7,539 on August 31. The subsequent rebound, spurred, in part, by the Federal Reserve Board's accommodative monetary stance, brought the DJIA to a new high of 9,374 late in November.

Despite the roller coaster ride in the capital markets, the US economy remained on course. Economic growth (as measured by real Gross Domestic Product, or GDP) continued, inflation remained at bay, long-term interest rates moved lower, and corporate profits were on the rise. In the face of worldwide deflationary forces, the Federal Open Market Committee (FOMC) lowered short-term interest rates over a seven-week period with three rate cuts of 25 basis points each, bringing the fed funds rate down to 4.75%.

Throughout most of 1998, large-cap stocks outpaced smaller-cap companies. Technology, healthcare, and consumer cyclicals were the best-performing S&P 500 sectors, up 74.3%, 44.1%, and 29.6%, respectively. Much of the outstanding performance of the S&P 500 was due to a fairly small number of stocks, including such names as Microsoft, Intel, and Dell Computers -- all prominent holdings in the Portfolio. Some of the other technology outperformers were America Online in the Internet area, EMC, a data storage company, and IBM. In addition to technology, which was the best-performing S&P 500 industry during the quarter, as well as year-to-date, was the healthcare sector, where the Portfolio holds such stand-outs as Pfizer and Schering-Plough, two large pharmaceutical companies, and Guidant, a medical supply firm specializing in cardiovascular products. A third sector that boosted performance was consumer cyclicals, with holdings in several retail giants, like the Gap, Home Depot, and Staples. A significant weighting in financials, a sector in which the Portfolio holds such superior performers as Firstar, a Midwest regional bank (formed by the merger of Star Banc and Firstar), SunAmerica, an annuity company (now merged with the insurance concern, American International Group), and Freddie Mac, a government-sponsored enterprise that maintains a secondary market in residential mortgages by securitizing and guaranteeing such loans (previously Federal Home Loan Mortgage Corp.), also benefited the Portfolio's returns.

As of December 31, 1998, our heaviest sector weightings were Computer Related (16.72%), Computer Software (14.16%), Drugs (10.72%), and Financial Services (9.01%) , all of which were overweighted relative to the benchmark index. Top ten holdings included EMC, Cisco Systems, Tellabs, Microsoft, America Online, Dell Computers, and Intel in the technology sector, Pfizer and Schering-Plough in healthcare and Omnicom -- the world's largest advertising company -- in consumer cyclicals.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX *


            [PERFORMANCE GRAPH #3]

                     GROWTH         S&P 500

APR 1, 1994          10,000          10,000
JUN 30,               9,393           9,966
SEP 30,              10,141          10,380
DEC 31, 1994         10,264          10,303
MAR 31               10,834          11,305
JUN 30               12,461          12,383
SEP 30               14,180          13,365
DEC 31, 1995         14,075          14,169
MAR 31               15,209          14,930
JUN 30               15,970          15,599
SEP 30               16,924          16,081
DEC 31, 1996         17,708          17,420
MAR 31               16,850          17,889
JUN 30               19,920          21,009
SEP 30               22,475          22,582
DEC 31, 1997         21,891          23,231
MAR 31               23,984          26,469
JUN 30               25,037          27,342
SEP 30               22,919          24,627
DEC 31, 1998         29,178          29,868

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1998

                                                Past 1     Past 5       Past 10
                                                 Year      Years         Years
                                                ------     ------       -------

Growth Portfolio                                33.29%     23.04%        17.42%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

MATRIX EQUITY PORTFOLIO                                             STATE STREET
                                                                 GLOBAL ADVISORS

                                                                   [STATE STREET
                                                                           LOGO]

OBJECTIVE

Seeks capital appreciation and current income by investing in a diversified portfolio of equity securities that are selected on the basis of a proprietary analytical model.

--------------------------------------------------------------------------------
MATRIX EQUITY
--------------------------------------------------------------------------------


PERFORMANCE

    ---------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
    ---------------------------------------------------------------------

    1 Year                                                       21.11%
    5 Year                                                       15.35%
    10 Year                                                      14.58%


TOP 10 HOLDINGS

    ---------------------------------------------------------------------
                                                   % OF           % OF
    AS OF 12/31/98                              PORTFOLIO        TOP 10
    ---------------------------------------------------------------------

    Intl. Business Machines Corporation           3.49%          13.29%
    Intel Corporation                             2.98%          11.37%
    AT&T Corporation                              2.94%          11.21%
    Microsoft Corporation                         2.93%          11.16%
    General Electric Company                      2.75%          10.49%
    Wal-Mart Stores, Inc.                         2.49%           9.48%
    Oracle Corporation                            2.27%           8.64%
    Bristol Myers Squibb Company                  2.23%           8.48%
    Amgen, Inc.                                   2.16%           8.24%
    Ford Motor Company                            2.00%           7.64%


TOP 5 SECTOR WEIGHTINGS

    ---------------------------------------------------------------------
                                                                 % OF
    AS OF 12/31/98                                              PORTFOLIO
    ---------------------------------------------------------------------

    Computer Related                                              9.80%
    Telecommunications                                            9.46%
    Drugs                                                         7.95%
    Retail                                                        5.30%
    Insurance                                                     4.93%



MANAGEMENT'S DISCUSSION & ANALYSIS

Our unrelenting investment philosophy rests on a process that purchases undervalued stocks with increasing growth potential. The Matrix Equity Strategy uses two independent valuation measures - value and estimate revision - to identify the most attractive investment opportunities within the Russell 1000 universe. We believe that the most effective way to evaluate the return potential of a security is to look at its current relative value and future earnings potential.

To meet the Strategy objective, our investment process combines proven stock selection capability with a refined, proprietary portfolio construction methodology. We seek to control and diversify the active exposures in the Portfolio relative to the S&P 500 Index by controlling sector and industry weights, stock-specific weights, and the market capitalization, beta and yield of the Portfolio. Specifically, capitalization is controlled by a method which approximates a weighted median cap constraint. Additionally, individual security specific weights are controlled relative to the benchmark weight.

In a very difficult year in which almost 90% of all active equity mutual fund managers lagged the S&P 500 Index, the Matrix Equity Strategy posted a 21.11% return, versus 28.6% for the Index, equating to 7.5% underperformance. While this Strategy return pales in comparison to that of the Index, the Lipper Growth and Income Average for the year was, relative to the Index, "merely" 15.6%
(net).

The bulk of the year's underperformance relative to the benchmark was caused late in the third quarter, as the turmoil in the world capital markets had a deleterious effect on financials, primarily large money centers. For the third quarter, almost the entire underperformance of the Strategy was caused by: Lehman Brothers, FirstPlus, Morgan Stanley, Chase Manhattan and BankAmerica. The downside volatility experienced in the U.S. equity market over the third quarter was the greatest since 1990, during the start of the Gulf War. During such periods of extreme downside volatility in which the bulk of the Index returns are garnered by very few individual securities, our investment process cannot isolate our individual even risk given the objective, broad and diversified nature of our investment process.

The equity market recovered over the quarter, recouping its October 8 intra-day low within six weeks, the most powerful period since the bull market's launch in 1982.

Sectors contributing to outperformance for the quarter include: health care (Wellpoint Health, Arterial Vascular), technology (Lucent, Honeywell, Intel), capital goods (Caterpillar) and, to a lesser extent, utilities. At the industry level, quarterly returns were assisted by Strategy stock selection in banks (Chase Manhattan, Fleet Financial, BankAmerica), computer hardware (Lexmark, Sun Microsystems), drugs/medicine (Amgen, Bergen Brunswig, Bristol Myers Squibb), energy production (Mobil, Exxon), defense/aerospace (Gulfstream, Lockheed Martin), brokers/asset management (Lehman Brothers, Morgan Stanley) and apparel (TJX, Ross Storos).


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MATRIX EQUITY PORTFOLIO, THE S&P UTILITY INDEX* AND SINCE MAY 1, 1997 THE S&P 500 INDEX*


                     [PERFORMANCE GRAPH #4]

                     MATRIX       S&P UTILITY        S&P 500
                     EQUITY          INDEX            INDEX

MAY 14, 1994         10,000          10,000           10,000
JUN 30,               9,940           9,987            9,987
SEP 30,              10,180          10,076           10,076
DEC 31, 1994         10,009           9,821            9,921
MAR 31               10,604          10,484           10,484
JUN 30               11,153          11,259           11,259
SEP 30               12,369          12,521           12,521
DEC 31, 1995         13,357          13,923           13,923
MAR 31               12,989          13,260           13,260
JUN 30               13,446          13,974           13,974
SEP 30               12,835          13,503           13,503
DEC 31, 1996         13,973          14,403           14,403
MAR 31               13,767          14,026           14,026
JUN 30               15,284          15,366           15,365
SEP 30               17,057          16,516           16,516
DEC 31, 1997         17,055                           16,990
MAR 31               19,342                           19,359
JUN 30               19,607                           19,998
SEP 30               16,941                           18,012
DEC 31, 1998         20,656                           21,845

* These Indices are an unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Effective May 1, 1997, the benchmark for the Matrix Equity Portfolio is the S&P 500 Index. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1998


                                                Past 1     Past 5       Past 10
                                                 Year      Years         Years
                                                ------     ------       -------

Matrix Equity Portfolio                         21.11%     15.35%        14.58%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

GROWTH & INCOME PORTFOLIO                  WARBURG PINCUS ASSET MANAGEMENT, INC.

                                                  [WARBURG PINCUS LOGO]

OBJECTIVE

Seeks long-term growth of capital and income and a reasonable current return by investing primarily in dividend-paying common stocks, convertibles, and readily marketable securities that derive their value from common stocks, as well as fixed income securities. The Portfolio does not strive to maintain a specific balance of stocks, bonds, and money market instruments. Instead the manager selects the industry sectors and individual securities he believes have the highest potential for attractive total returns.

--------------------------------------------------------------------------------
GROWTH & INCOME
--------------------------------------------------------------------------------


PERFORMANCE

    ---------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
    ---------------------------------------------------------------------

    1 Year                                                       12.43%
    5 Year                                                         N/A
    Since Inception*                                             18.32%

    * May 31, 1995


TOP 10 HOLDINGS

    ---------------------------------------------------------------------
                                                   % OF           % OF
    AS OF 12/31/98                              PORTFOLIO        TOP 10
    ---------------------------------------------------------------------

    Intl. Business Machines Corporation           2.63%          12.55%
    Philip Morris Companies, Inc.                 2.30%          10.99%
    British Petroleum Plc ADR                     2.13%          10.19%
    Federated Department Stores, Inc.             2.13%          10.17%
    AT&T Corporation                              2.03%           9.71%
    Citigroup, Inc.                               2.02%           9.66%
    Unova, Inc.                                   1.98%           9.48%
    Anheuser-Busch Companies, Inc.                1.96%           9.36%
    Ford Motor Company                            1.94%           9.27%
    Bell Atlantic Corporation                     1.80%           8.62%


TOP 5 SECTOR WEIGHTINGS

    ---------------------------------------------------------------------
                                                                 % OF
    AS OF 12/31/98                                              PORTFOLIO
    ---------------------------------------------------------------------

    Financial Services                                           10.62%
    Telecommunications                                            7.78%
    Aerospace & Defense                                           6.69%
    Food & Beverages                                              5.17%
    Retail Trade                                                  5.14%




MANAGEMENT'S DISCUSSION & ANALYSIS

The Portfolio had a gain of 12.43% for the year, vs. gains of 13.58% for the Lipper Growth & Income Funds Index and 28.57% for the S&P 500 Index. The Portfolio's underperformance compared to the latter reflected investors' general preference for growth stocks, in particular large-cap growth stocks, which have outpaced the market's advance for several years now. Consistent with our value bias, we continued to largely avoid such issues in favor of value-type stocks we deemed to have attractive risk-adjusted prospects.

We made few noteworthy adjustments to the Portfolio during the quarter in terms of sector exposure. We remained well diversified, seeing little incentive to heavily overweight specific areas, given generally narrow stock valuations across market sectors.

Our largest area of concentration remained the financial-services sector. Changes we made here worthy of mention included reducing our weighting in Lehman Brothers (1.03%). We established a significant position in August, when the stock came under heavy selling pressure on concerns over balance sheet risk in general. In Lehman's case, we believed these concerns were exaggerated, hence our decision to buy. Our subsequent decision to reduce the position somewhat was strictly valuation based, given the stock's strong October/November rally. One financial-services stock we added during the fourth quarter was Household International (0.59%). The move reflected our continued shift away from insurance and mortgage-services stocks (e.g., Freddie Mac) and toward brokerage and consumer-lending stocks (Household is a consumer lender serving the middle tier of the market), where we generally saw better values.

We also maintained significant weighting in the food, beverages & tobacco sector (5.17%), focusing primarily on food companies undergoing some form of restructuring. A representative holding in this regard was Keebler Foods (1.19%), which has continued to lower its distribution costs and increase sales of its higher-margin products.

Elsewhere, we had a weighting in the retail sector (5.14%), one we increased in the final weeks of the quarter. In general, our positive view on the longer-term prospects for retail stocks is based on the industry's improved inventory-management skills and these stocks' reasonable valuations. Two names we added here were Ross Stores (0.65%) and TJX Companies (0.98%), both apparel retailers.

In aggregate, we reduced our position in certain integrated multinational stocks on a valuation basis. Somewhat offsetting this adjustment was establishing a position in Royal Dutch. Royal Dutch's current valuation reflects the inconsistent results the company has reported over the last couple of years. However, we believe that recently announced restructuring actions will yield improved profits and returns in the near future. Note that we eliminated our exposure to independent exploration and production companies, a move based largely on two factors. One, we believe that low energy prices will limit these companies' ability to finance the new exploration projects on which their growth depends. Secondly, independent energy companies appear less likely to be acquisition candidates anytime soon, given the current merger activity among large oil companies.

Looking out over the next several months, we believe that while stock valuations have generally returned to their mid-1998 highs, many attractive investment opportunities exist. In this context, areas we are currently scrutinizing for buying opportunities include certain industrial- and commodity-type sectors where valuations are depressed, absolutely and relative to the broader market, and where there exists significant operating leverage when underlying fundamentals begin to improve. As ever, our overall focus will remain devoted to identifying stocks we believe have the best risk-adjusted expected returns, given their current valuations and fundamental prospects.

OUTLOOK

Looking ahead to the next several months, we believe the stock market will continue to be characterized by generally lofty equity valuations and considerable volatility. Set within this environment, we continue to place a premium on risk management for the portfolio as a whole. As a result, individual stock selection remains critical, and we will continue to hold only those stocks we deems have the best longer-term risk-adjusted performance potential.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P500 INDEX*

              [PERFORMANCE GRAPH #5]

                    GROWTH &         S&P 500
                     INCOME           INDEX

MAY 14, 1995         10,000          10,000
JUN 30,              10,152          10,232
SEP 30,              11,145          11,043
DEC 31, 1995         11,310          11,708
MAR 31               12,747          12,337
JUN 30               12,907          12,890
SEP 30               12,162          13,288
DEC 31, 1996         12,680          14,395
MAR 31               12,833          14,782
JUN 30               14,608          17,360
SEP 30               16,139          18,660
DEC 31, 1997         16,257          19,185
MAR 31               18,121          21,872
JUN 30               18,324          22,593
SEP 30               15,671          20,350
DEC 31, 1998         18,279          24,680

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance. Average Annual Total Returns** Periods ended December 31, 1998

AVERAGE ANNUAL TOTAL RETURNS**
PERIODS ENDED DECEMBER 31, 1998

                                                  Past 1            Life of
                                                   Year           Portfolio***
                                                  ------          ------------

Growth & Income Portfolio                         12.43%             18.32%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

MULTIPLE STRATEGIES PORTFOLIO                                  VALUE LINE, INC.

                                                               [VALUE LINE LOGO]

OBJECTIVE

Seeks as high a level of total return over an extended period of time as is consistent with prudent investment risk by investing in equity securities, bonds and money market instruments in varying proportions, depending upon prevailing economic and financial market conditions.


--------------------------------------------------------------------------------
MULTIPLE STRATEGIES
--------------------------------------------------------------------------------


PERFORMANCE

    ---------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
    ---------------------------------------------------------------------

    1 Year                                                       29.15%
    5 Year                                                       18.79%
    10 Year                                                      15.52%


TOP 10 HOLDINGS

    ---------------------------------------------------------------------
                                                   % OF           % OF
    AS OF 12/31/98                              PORTFOLIO        TOP 10
    ---------------------------------------------------------------------

    FNMA, 5.75%, 06/15/2005                       3.58%          12.43%
    Cisco Systems, Inc.                           3.08%          10.69%
    Tellabs Inc.                                  3.02%          10.51%
    EMC Corporation                               2.96%          10.30%
    USTB, 7.25%, 08/15/2022                       2.87%           9.99%
    Microsoft Corporation                         2.87%           9.98%
    Pfizer, Inc.                                  2.85%           9.89%
    America Online, Inc.                          2.59%           8.99%
    HBO & Company                                 2.51%           8.73%
    FNMA, 6.00%, 05/15/2008                       2.44%           8.49%


TOP 5 SECTOR WEIGHTINGS

    ---------------------------------------------------------------------
                                                                 % OF
    AS OF 12/31/98                                              PORTFOLIO
    ---------------------------------------------------------------------

    Computer Related                                             13.74%
    Computer Software                                            12.16%
    Drugs                                                         9.00%
    Financial Services                                            7.69%
    Federal Agencies                                              6.02%




MANAGEMENT'S DISCUSSION & ANALYSIS

For the year ended December 31, 1998, the Multiple Strategies Portfolio returned 29.15%, compared with 20.90% for the composite benchmark, consisting of 60% S&P 500/40% Lehman Government Corporate Bond Index. The equity holdings in the Multiple Strategies Portfolio mirror those of the Growth Portfolio. Our heaviest sector weightings are in technology, financials, healthcare, and consumer cyclicals, sectors that are relatively more attractive in terms of above-trendline growth patterns.

The Portfolio benefited from a strong rally in the bond market beginning in May and picking up momentum at the end of July as the economic problems in Russia unfolded. This was further fueled by the Fed's accommodative monetary posture as it began to lower short-term rates at the end of September. In a flight to quality, investors drove the yield down on the 30-year Treasury from a high of over 6% in April to a low of 4.7% in October, the first time that bond yields fell below 5% since 1967. Given the significant rally in the bond market during the year, we have actively moved a greater proportion of the Portfolio's assets from fixed income into equities. As of December 31, 1998, the Portfolio was 85.0% invested in common stocks, 12.7% in bonds with a mixture of high-grade corporates, government, and government agencies, and 2.3% in short-term securities.

Our economic outlook for 1999 remains constructive. Steady growth and low inflation continue to be two of the dominant themes in the domestic economy at this time. This is underscored by reports that show persisting strength in consumer spending, housing construction, personal income, and employment. Such trends suggest that the economy will expand by upwards of 3.0% during the opening quarter of 1999. At the same time, inflation remains muted, with producer and consumer price increases still modest, overall, and with selective industrial sectors finding it difficult to implement price increases. In some instances, prices are actually falling.

At this point, we believe the modest pace of economic activity will continue over the next several months, with growth holding in the range of 2.0-2.5% for much of 1999. Our sense is that the global crisis still afflicting much of Asia and parts of Latin America (in particular, Brazil) will gradually recede over the next 12 to 18 months. At the same time, we expect inflation to remain subdued in the area of 1.0-1.5%. However, should the situation overseas deteriorate to such an extent that a further easing in monetary policy becomes necessary, the continuing absence of inflation with give the Fed the latitude it needs to lower interest rates. On the other hand, we would not expect the Fed to increase rates until, perhaps next year, and then only if growth or inflation unexpectedly increases materially beyond current ranges.



COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX* AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*


                              [PERFORMANCE GRAPH #6]


                     MULTIPLE       LEHMAN BROS.GOV'T/        S&P 500
                    STRATEGIES       CORP BOND INDEX           INDEX

APR 1, 1994          10,000               10,000               10,000
JUN 30,               9,364                9,876                9,966
SEP 30,               9,913                9,925               10,380
DEC 31, 1994          9,974                9,962               10,303
MAR 31               10,475               10,458               11,305
JUN 30               11,845               11,136               12,383
SEP 30               13,154               11,343               13,365
DEC 31, 1995         13,189               11,872               14,169
MAR 31               13,884               11,594               14,930
JUN 30               14,351               11,648               15,599
SEP 30               15,053               11,854               16,081
DEC 31, 1996         15,609               12,217               17,420
MAR 31               15,008               11,875               17,889
JUN 30               17,212               12,525               21,009
SEP 30               19,151               13,221               22,582
DEC 31, 1997         19,011               13,991               23,231
MAR 31               20,380               14,191               26,469
JUN 30               21,224               14,792               27,342
SEP 30               20,033               15,525               24,627
DEC 31, 1998         24,553               15,545               29,868


* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1998

                                                Past 1     Past 5       Past 10
                                                 Year      Years         Years
                                                ------     ------       -------

Multiple Strategies Portfolio                   29.15%     18.79%       15.52%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

HIGH INCOME BOND PORTFOLIO                 FEDERATED INVESTMENT COUNSELING, INC.

                                                 [FEDERATED INVESTMENT LOGO]

OBJECTIVE

Seeks a high level of current income while secondarily seeking capital appreciation by investing primarily in fixed-income securities, including corporate bonds and notes, discount bonds, zero-coupon bonds, convertible securities, and preferred stocks and bonds issued with warrants, which are rated Baa or below by Moody's or BBB or below by Standard & Poor's or in unrated securities determined to be of comparable quality.

--------------------------------------------------------------------------------
HIGH INCOME BOND
--------------------------------------------------------------------------------


PERFORMANCE

    ---------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
    ---------------------------------------------------------------------

    1 Year                                                        3.04%
    5 Year                                                        8.12%
    10 Year                                                      10.23%

TOP 10 HOLDINGS

    ---------------------------------------------------------------------
                                                   % OF           % OF
    AS OF 12/31/98                              PORTFOLIO        TOP 10
    ---------------------------------------------------------------------

    Tenet Healthcare Corporation                  1.43%          12.24%
    Level 3 Communications, Inc.                  1.39%          11.89%
    GS Escrow Corporation                         1.38%          11.82%
    TeleWest Plc                                  1.37%          11.68%
    Revlon Corporation                            1.18%          10.11%
    Ameriserve Food Dist., Inc.                   1.02%           8.69%
    Outdoor Systems Inc.                          1.00%           8.54%
    Hermes Europe Railtel B.V.                    0.99%           8.47%
    Fox/Liberty Networks LLC                      0.97%           8.29%
    Collins & Aikman Products Co.                 0.97%           8.27%

TOP 5 SECTOR WEIGHTINGS

    ---------------------------------------------------------------------
                                                                 % OF
    AS OF 12/31/98                                              PORTFOLIO
    ---------------------------------------------------------------------

    Telecommunications                                           11.53%
    Telecommunications & Cellular                                10.93%
    Cable Television                                             10.78%
    Broadcast Radio & Television                                  9.06%
    Industrial Products & Equipment                               5.19%



MANAGEMENT'S DISCUSSION & ANALYSIS

The 12 months ending December 31, 1998 were marked by volatility and generally disappointing returns from a high yield bond perspective. There were several reasons for the volatility and disappointing returns. First, the problems in the international arena and, more importantly, their impact on the domestic economy caused concern for high yield investors. At the start of the year, Asia was the main concern, but this spread to Russia and Latin America as the year progressed. Also, the stock market swoon in the mid-summer and hedge fund problems in the latter part of the year highlighted the somewhat fragile state of the world financial system. Falling commodity prices, while good for consumers, are a negative for high yield companies in the energy, forest products, metals and mining sectors. Finally, the economic consensus in the latter part of 1998 pointed to a slowing of the domestic economy in 1999. These factors caused the yield to spread between high yield bonds and treasury securities, an indicator of the market's perceived default risk, to increase by approximately 280 basis points during the year. These factors caused high yield bonds to underperform high quality bonds. For example, the Lehman Brothers High Yield Bond Index returned 1.87%, substantially underperforming the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, which returned 8.67%.



High yield bonds are subject to greater risk of principal and income than higher quality bonds.

The Portfolio returned 3.04% for the year, outperforming both the Lehman Brothers High Yield Bond Index mentioned above, as well as the Lipper High Current Yield Fund Average, which returned -0.44% during the year. Several factors positively impacted the fund's returns during the year. First, the fund was underweight CCC-rated securities, the lowest quality sector of the market, which was most impacted by the spread widening that occurred. The fund had no direct exposure to emerging markets, which negatively impacted several of the funds in the Lipper average. The fund was also underweight energy and commodity related issues, which underperformed during the year. Overweighting in the telecommunications, broadcasting and cable TV sectors aided performance, as these sectors outperformed the overall market. Corporate actions, such as calls, tenders or acquisition activity involving Viacom, Echostar, Charter Communications, Sygnet, Simmons, Vanguard Cellular and Allied Waste positively impacted performance.

As we look out into 1999, many contradicting factors are present. On the negative side, concerns continue regarding the domestic economy's ability to continue to grow while many of our trading partners, such as Japan, most of Asia and parts of Latin America, experience economic problems. Falling commodity prices continue to present problems for specific high yield issuers. The uncertainty of Y2K and ".com mania" in the equity markets are also causes for concern. On the plus side, the consensus economic forecast sees the domestic economy continuing its remarkable growth for another year, although at a somewhat slower pace. Inflation remains almost non-existent and interest rates are low. The Fed would appear ready to counteract any signs of recession with further cuts in interest rates. Most importantly, the yield spread between high yield bonds and treasury securities remains very wide, especially in light of the amazing resilience of the domestic economy. Overall, wide spreads and positive economic growth should make 1999 a good year for high yield securities, although security selection will be key as slowing growth and little pricing power, especially in the commodity area, will make for a challenging environment for many high yield issuers. We maintain our bias toward high quality operating companies within the high yield market, to companies in secularly growing industries, such as telecommunications and companies in sectors with stable business profiles like food products, cable TV, and broadcasting.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO, FIRST BOSTON HIGH YIELD INDEX AND THE LEHMAN BROTHERS SINGLE "B" INDEX*


                              [PERFORMANCE GRAPH #7]

                   HIGH INCOME       LEHMAN BROTHERS        FIRST BOSTON
                      BOND          SINGLE "B" INDEX      HIGH YIELD INDEX

APR 1, 1994          10,000               10,000               10,000
JUN 30,               9,906               10,010                9,856
SEP 30,               9,879               10,198               10,014
DEC 31, 1994          9,655               10,215               10,010
MAR 31               10,167               10,745               10,481
JUN 30               10,729               11,299               11,089
SEP 30               11,102               11,641               11,423
DEC 31, 1995         11,487               11,907               11,752
MAR 31               11,795               12,213               12,006
JUN 30               11,948               12,464               12,195
SEP 30               12,635               13,053               12,653
DEC 31, 1996         13,123               13,523               13,211
MAR 31               13,269               13,694               13,405
JUN 30               13,931               14,259               13,984
SEP 30               14,621               14,919               14,641
DEC 31, 1997         14,899               15,159               14,878
MAR 31               15,431               15,746               15,326
JUN 30               15,526               15,854               15,519
SEP 30               14,857               14,946               14,565
DEC 31, 1998         15,352               15,352               14,964

* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1998



                                                Past 1     Past 5       Past 10
                                                 Year      Years         Years
                                                ------     ------       -------

High Income Bond Portfolio                      3.04%       8.12%        10.23%


"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

U.S. GOVERNMENT BOND PORTFOLIO                         STRONG CAPITAL MANAGEMENT

                                                           [STRONG CAPITAL
                                                             MANAGEMENT LOGO]

OBJECTIVE

Seeks current income and preservation of capital. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. Government Securities; the remainder may be invested in investment grade corporate securities and in cash and money market instruments.

--------------------------------------------------------------------------------
U.S. GOVERNMENT BOND
--------------------------------------------------------------------------------


PERFORMANCE

    ---------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98
    ---------------------------------------------------------------------

    1 Year                                                        7.79%
    5 Year                                                        7.13%
    10 Year                                                       8.71%

TOP 10 HOLDINGS

    ---------------------------------------------------------------------
                                                   % OF           % OF
    AS OF 12/31/98                              PORTFOLIO        TOP 10
    ---------------------------------------------------------------------

    USTN,  7.875%, 11/15/2004                     9.55%          18.00%
    USTN,  6.000%, 08/15/2000                     9.24%          17.41%
    USTB,  6.125%, 11/15/2027                     8.29%          15.63%
    USTN,  5.625%, 05/15/2008                     5.17%           9.75%
    USTN,  6.250%, 08/31/2002                     4.42%           8.32%
    USTB,  7.250%, 05/15/2016                     3.76%           7.09%
    USTN,  5.875%, 11/30/2001                     3.74%           7.05%
    FNMA,  9.500%, 03/25/2019                     3.52%           6.63%
    USTB, 11.625%, 11/15/2004                     2.74%           5.17%
    FNMA,  7.000%, 06/25/2002                     2.62%           4.95%

TOP 5 SECTOR WEIGHTINGS

    ---------------------------------------------------------------------
                                                                 % OF
    AS OF 12/31/98                                              PORTFOLIO
    ---------------------------------------------------------------------

    United States Government Securities                          52.92%
    Mortgage Backed Securities                                   31.07%
    Corporate Bonds                                               6.03%
    Non-Agency Mortgage and Asset Backed                          1.79%
    Municipal Bond                                                0.76%


MANAGEMENT'S DISCUSSION & ANALYSIS

It was a bumpy ride for the bond markets. The fourth quarter began with a full-scale flight to quality as investors sought shelter from the strained liquidity in the financial markets. Massive flows into the on-the-run Treasuries pushed the long bond yield to 4.72%, a historical low. Yield spreads on non-Treasury debt reached levels not seen since the recession in 1990.

Sanity return to the U.S. bond markets after signs of recovery appeared in the foreign markets and three successive rate cuts by the Federal Reserve diminished fears that the U.S. economy would slip into a recession. Liquidity returned somewhat to the corporate bond market after trading came to a near standstill at the end of the third quarter. Encouraged by gains in the stock market, new issuance on corporate bonds resumed, and investors began to cautiously buy high yield bonds again. In the end, yield spreads on corporate bonds finished about where they started the quarter, and municipal spreads tightened scantly. Prices on corporates and mortgages finished lower for the quarter.

Treasury yields rose about 25 basis points on average, notwithstanding continued easing by the Federal Reserve as the massive flight to quality which characterized the third quarter began to unwind. Corporate and mortgage spreads contracted somewhat, partially reversing the substantial widening which took place in late summer.

The Portfolio returned 0.17% for the quarter, compared with its benchmark, the Salomon





Investment in the U.S. Government Bond Portfolio is not guaranteed by the U.S. Government.

Brothers Broad Investment Grade Index, which returned 0.41%. Performance relative to the benchmark was helped by our overweight position in mortgage-backed securities, but hurt by our somewhat longer than benchmark portfolio duration.

We expect the U.S. economy to remain robust early in 1999, with the risk of slower growth increasing as the year progresses. Consequently, short-term interest rates are likely to be stable early in the year, with continued declines materializing later. Opportunities for adding value at the issue selection level of decision making should remain ample.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX*


                              [PERFORMANCE GRAPH #8]

                   U.S. GOVT.         LEHMAN BROS.
                     BOND          GOVT. BOND INDEX

APR 1, 1994         10,000              10,000
JUN 30,              9,929               9,885
SEP 30,              9,960               9,927
DEC 31, 1994         9,959               9,962
MAR 31              10,474              10,431
JUN 30              11,162              11,078
SEP 30              11,403              11,273
DEC 31, 1995        11,968              11,788
MAR 31              11,663              11,522
JUN 30              11,666              11,576
SEP 30              11,839              11,772
DEC 31, 1996        12,217              12,115
MAR 31              12,143              11,729
JUN 30              12,578              12,385
SEP 30              13,010              12,800
DEC 31, 1997        13,362              13,224
MAR 31              13,543              13,424
JUN 30              13,842              13,779
SEP 30              14,379              14,541
DEC 31, 1998        14,404              14,527

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.



AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED DECEMBER 31, 1998

                                                Past 1     Past 5       Past 10
                                                 Year      Years         Years
                                                ------     ------       -------
U.S. Government Bond Portfolio                  7.79%      7.13%         8.71%



"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994 results were achieved by different portfolio managers.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                VALUE
             ------------------                                                      ------                -----
COMMON STOCKS
   ADVERTISING -- (1.4%)
      Lamar Advertising Company, Class A (a) ...................................      5,600            $      208,600
                                                                                                       --------------

   AEROSPACE & DEFENSE -- (0.7%)
      Kellstrom Industries, Inc. (a) ...........................................      3,500                   100,625
                                                                                                       --------------

   ASSISTED LIVING -- (1.8%)
      Alternative Living Services, Inc.(a) .....................................      7,600                   260,300
                                                                                                       --------------

   AUTOMATED SOFTWARE QUALITY -- (0.9%)
      Rational Software Corporation (a) ........................................      4,700                   124,550
                                                                                                       --------------

   COMMERCIAL SERVICES -- (5.6%)
      Abacus Direct Corporation (a) ............................................      3,200                   145,600
      Kroll-O'Gara Company (a) .................................................      5,400                   212,962
      NCO Group, Inc. (a) ......................................................      2,700                   121,500
      Pre-Paid Legal Services, Inc. (a) ........................................      7,400                   244,200
      Rental Service Corporation (a) ...........................................      4,400                    69,025
      SM&A Corporation (a) .....................................................      1,500                    28,500
                                                                                                       --------------
                                                                                                              821,787
   COMPUTER SERVICES -- (0.6%)
      Manhattan Associates, Inc. (a) ...........................................      3,200                    87,200
                                                                                                       --------------

   CONSULTING -- (1.3%)
      The Metzler Group, Inc. (a) ..............................................      3,900                   189,881
                                                                                                       --------------

   CONSUMER PRODUCTS-MISCELLANEOUS -- (1.0%)
      Blyth Industries, Inc. (a) ...............................................      4,600                   143,750
                                                                                                       --------------

   CONTRACT RESEARCH -- (0.7%)
      Kendle International, Inc. (a) ...........................................      4,500                   105,188
                                                                                                       --------------

   DATA STORAGE -- (2.7%)
      Network Appliance, Inc. (a) ..............................................      8,800                   396,000
                                                                                                       --------------

   DIGITAL VIDEO RELATED -- (0.7%)
      VideoServer, Inc. (a) ....................................................      5,800                   106,575
                                                                                                       --------------

   DRUGS/PHARMACEUTICALS -- (2.7%)
      Jones Pharma, Inc. .......................................................      3,900                   142,350
      Medicis Pharmaceutical Corporation, Class A (a) ..........................      4,300                   256,387
                                                                                                       --------------
                                                                                                              398,737
   ELECTRONIC COMMERCE -- (3.4%)
      Pegasus Systems, Inc. (a) ................................................      3,400                   122,400
      Transaction Systems Architects, Inc., Class A (a) ........................      7,400                   370,000
                                                                                                       --------------
                                                                                                              492,400

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   ELECTRONIC COMPONENTS -- (1.4%)
      RF Micro Devices, Inc. (a) ...............................................      4,300            $      199,413
                                                                                                       --------------

   EMBEDDED SOFTWARE -- (1.1%)
      Wind River Systems, Inc. (a) .............................................      3,350                   157,450
                                                                                                       --------------

   ENVIRONMENTAL -- (3.1%)
      Casella Waste Systems, Inc., Class A (a) .................................      3,400                   126,225
      Tetra Tech, Inc. (a) .....................................................     12,160                   329,080
                                                                                                       --------------
                                                                                                              455,305
   FOOD & BEVERAGES -- (0.8%)
      Suiza Foods Corporation (a) ..............................................      2,400                   122,250
                                                                                                       --------------

   GRAPHIC-IMAGE PROCESSING -- (0.9%)
      Electronics For Imaging, Inc. (a) ........................................      3,300                   132,619
                                                                                                       --------------

   HOSPITAL -- (1.2%)
      Province Healthcare Company (a) ..........................................      4,800                   172,200
                                                                                                       --------------

   HUMAN RESOURCES -- (1.9%)
      AHL Services, Inc. (a) ...................................................      4,900                   153,125
      Metamor Worldwide, Inc. (a) ..............................................      5,050                   126,250
                                                                                                       --------------
                                                                                                              279,375
   INFORMATION SYSTEMS -- (3.3%)
      IDX Systems Corporation (a) ..............................................      3,100                   136,400
      Medical Manager Corporation (a) ..........................................      3,600                   112,950
      MedQuist, Inc. (a) .......................................................      2,400                    94,800
      QuadraMed Corporation (a) ................................................      6,700                   137,350
                                                                                                       --------------
                                                                                                              481,500
   MACHINERY & EQUIPMENT -- (0.7%)
      United Rentals, Inc. (a) .................................................      3,100                   102,688
                                                                                                       --------------

   MANAGED CARE-DENTAL -- (0.9%)
      Orthodontic Centers of America, Inc. (a) .................................      6,600                   128,288
                                                                                                       --------------

   MEDICAL EQUIPMENT -- (0.6%)
      IDEXX Laboratories, Inc. (a) .............................................      3,100                    83,409
                                                                                                       --------------

   NETWORKING HARDWARE -- (0.8%)
      Apex PC Solutions, Inc. (a) ..............................................      4,200                   121,275
                                                                                                       --------------

   NETWORKING SOFTWARE -- (6.8%)
      Bindview Development Corporation (a) .....................................      5,900                   162,250
      Concord Communications, Inc. (a) .........................................      2,500                   141,875
      Micromuse, Inc. (a) ......................................................      6,900                   134,550

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   NETWORKING SOFTWARE -- (CONTINUED)
      New Era of Networks, Inc. (a) ............................................      5,500            $      242,000
      Software AG Systems, Inc. (a) ............................................      5,200                    94,250
      Veritas Software Company (a) .............................................      3,650                   218,772
                                                                                                       --------------
                                                                                                              993,697
   PACKAGED GOODS/COSMETICS -- (1.0%)
      United Natural Foods, Inc. (a) ...........................................      6,000                   144,750
                                                                                                       --------------

   PETROLEUM SERVICES -- (0.7%)
      Hanover Compressor Company (a) ...........................................      3,800                    97,613
                                                                                                       --------------

   PHYSICIAN PRACTICE MANAGEMENT -- (1.7%)
      Pediatrix Medical Group (a) ..............................................      4,200                   251,737
                                                                                                       --------------

   PRECISION INSTRUMENTS -- (1.6%)
      Mettler-Toledo International, Inc. (a) ...................................      4,300                   120,669
      Waters Corporation (a) ...................................................      1,300                   113,425
                                                                                                       --------------
                                                                                                              234,094
   RADIO/TELEVISION -- (0.6%)
      Citadel Communications Corporation (a) ...................................      3,500                    90,563
                                                                                                       --------------

   RAILROAD -- (0.8%)
      Motive Power Industries, Inc. (a) ........................................      3,600                   115,875
                                                                                                       --------------

   RESTAURANTS -- (1.2%)
      CKE Restaurants, Inc. ....................................................      6,160                   181,335
                                                                                                       --------------

   RETAIL-APPAREL -- (1.6%)
      Ann Taylor Stores Corporation (a) ........................................      4,200                   165,638
      Childrens Place Retail Stores, Inc. (a) ..................................      3,000                    75,375
                                                                                                       --------------
                                                                                                              241,013
   RETAIL-CATALOG -- (2.5%)
      Insight Enterprises, Inc. (a) ............................................      7,300                   371,387
                                                                                                       --------------

   RETAIL-DISCOUNT -- (0.8%)
      School Specialty, Inc. (a) ...............................................      5,400                   115,425
                                                                                                       --------------

   RETAIL-GROCERY -- (0.9%)
      Whole Foods Market, Inc. (a) .............................................      2,700                   130,613
                                                                                                       --------------

   RETAIL-SPECIALTY -- (2.7%)
      Guitar Center, Inc. (a) ..................................................      5,200                   128,050
      Restoration Hardware, Inc. (a) ...........................................      6,200                   166,625
      Sonic Automotive, Inc. (a) ...............................................      3,000                   103,312
                                                                                                       --------------
                                                                                                              397,987

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   SEMICONDUCTOR MANUFACTURING -- (3.1%)
      Applied Micro Circuits Corporation (a) ...................................      4,900            $      166,447
      Vitesse Semiconductor Corporation (a) ....................................      6,200                   282,875
                                                                                                       --------------
                                                                                                              449,322
   SOFTWARE -- (2.8%)
      Best Software, Inc. (a) ..................................................      5,300                   125,875
      DSET Corporation (a) .....................................................     10,700                   111,013
      TSI International Software Ltd. (a) ......................................      3,500                   167,562
                                                                                                       --------------
                                                                                                              404,450
   SOFTWARE-CLIENT/SERVER -- (7.3%)
      Dendrite International, Inc. (a) .........................................      7,800                   194,756
      Documentum, Inc. (a) .....................................................      3,600                   192,375
      Great Plains Software, Inc. (a) ..........................................      3,400                   164,050
      Legato Systems, Inc. (a) .................................................      4,300                   283,531
      MicroStrategy, Inc. (a) ..................................................      4,900                   154,350
      SS&C Technologies, Inc. (a) ..............................................      6,500                    80,438
                                                                                                       --------------
                                                                                                            1,069,500
   SOFTWARE-DESKTOP -- (2.1%)
      Macromedia, Inc. (a) .....................................................      5,800                   195,387
      Visio Corporation (a) ....................................................      3,100                   113,344
                                                                                                       --------------
                                                                                                              308,731
   SOFTWARE-INTERNET -- (0.9%)
      BroadVision, Inc. (a) ....................................................      4,300                   137,600
                                                                                                       --------------

   SOFTWARE-TESTING -- (1.7%)
      Mercury Interactive Corporation (a) ......................................      4,000                   253,000
                                                                                                       --------------

   SPECIAL OUTPATIENT FACILITY -- (1.4%)
      Renal Care Group, Inc. (a) ...............................................      6,900                   198,806
                                                                                                       --------------

   SPECIALTY FINANCE -- (1.3%)
      HealthCare Financial Partners, Inc. (a) ..................................      4,800                   191,400
                                                                                                       --------------

   SURFACE -- (1.0%)
      Coach USA, Inc. (a) ......................................................      4,400                   152,625
                                                                                                       --------------

   SYSTEMS INTEGRATOR -- (6.6%)
      Diamond Technology Partners, Inc. (a).....................................      8,500                   162,562
      International Network Services (a) .......................................      4,400                   292,600
      Sapient Corporation (a) ..................................................      3,500                   196,000
      SPR, Inc. (a) ............................................................      3,500                    60,375
      Tier Technologies, Inc., Class B (a) .....................................      6,200                   106,950
      Whittman-Hart, Inc. (a) ..................................................      5,400                   149,175
                                                                                                       --------------
                                                                                                              967,662

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   TELECOMMUNICATION COMPONENTS -- (1.8%)
      Uniphase Corporation (a) .................................................      3,700            $      256,687
                                                                                                       --------------

   TELECOMMUNICATION EQUIPMENT -- (3.4%)
      Aware, Inc. (a) ..........................................................      6,200                   168,562
      Excel Switching Corporation (a) ..........................................      5,400                   205,200
      Tekelec, Inc. (a) ........................................................      7,200                   119,250
                                                                                                       --------------
                                                                                                              493,012
                                                                                                       --------------
         TOTAL COMMON STOCKS -- (Cost $10,235,573)                                             96.5 %      14,120,249
                                                                                                       --------------

                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (5.5%)
      State Street Bank and Trust Company (b)....   3.750%    01/04/1999        $   805,335                   805,000
                                                                                                       --------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $805,000)                                         5.5 %         805,000
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $11,040,573)                                                       102.0 %      14,925,249
LIABILITIES LESS OTHER ASSETS --                                                               (2.0)%        (287,169)
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0 %  $   14,638,080
                                                                                              =====    ==============

(a)   Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 12/31/98, bearing 3.75% interest, to be repurchased at $805,335 on 01/04/99, is fully collateralized by a United States Treasury Bond, 13.25%, 05/15/14, with a value of $828,024.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   AUSTRALIA -- (3.4%)
      Foster's Brewing Group Ltd. ..............................................     64,200            $      173,886
      Lend Lease Corporation Ltd. ..............................................     13,400                   180,648
      National Australia Bank ..................................................     29,954                   451,540
                                                                                                       --------------
                                                                                                              806,074

   CANADA -- (1.5%)
      National Bank of Canada ..................................................      4,400                    71,390
      Quebecor, Inc., Class B ..................................................     12,539                   269,894
                                                                                                       --------------
                                                                                                              341,284

   FRANCE -- (7.3%)
      Danone ...................................................................        400                   114,470
      Michelin .................................................................      5,668                   226,578
      Pernod Ricard ............................................................      5,950                   386,308
      Rhone Poulenc S.A. .......................................................      4,499                   231,428
      Societe Eurafrance S.A. ..................................................        348                   230,299
      Society Elf Aquitaine ....................................................      1,145                   132,296
      Suez Lyonnaise Des Eaux ..................................................      1,260                   258,716
      Vivendi ..................................................................        465                   120,596
                                                                                                       --------------
                                                                                                            1,700,691

   GERMANY -- (5.0%)
      Bayer AG .................................................................      2,700                   112,675
      Bayerische Hypo-und Vereinsbank ..........................................      1,320                   103,360
      DaimlerChrysler AG (a) ...................................................      2,477                   244,490
      Fresenius AG .............................................................      1,190                   250,624
      Karstadt AG ..............................................................        902                   470,863
                                                                                                       --------------
                                                                                                            1,182,012

   ITALY -- (3.9%)
      Arnoldo Mondadori Editore SPA ............................................     34,800                   459,875
      Istituto Nazionale delle Assicurazioni ...................................     80,000                   211,195
      Telecom Italia SPA .......................................................     27,000                   230,246
                                                                                                       --------------
                                                                                                              901,316

   JAPAN -- (3.5%)
      Kao Corporation ..........................................................     10,000                   225,564
      Sankyo Company Ltd. ......................................................     11,000                   240,336
      Taisho Pharmaceutical Company ............................................     13,000                   357,629
                                                                                                       --------------
                                                                                                              823,529

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   NETHERLANDS -- (5.7%)
      Heineken N.V. ............................................................      5,325            $      320,288
      Koninklijke Ahold N.V. ...................................................      6,575                   242,884
      Unilever N.V. ............................................................      5,601                   478,501
      VNU N.V. .................................................................      3,245                   122,290
      Wolters Kluwer N.V. ......................................................        752                   160,831
                                                                                                       --------------
                                                                                                            1,324,794

   SPAIN -- (1.0%)
      Banco Popular ............................................................      1,450                   109,168
      Corporacion Bancaria de Espana (Argentaria)...............................      4,800                   124,121
                                                                                                       --------------
                                                                                                              233,289

   SWEDEN -- (5.2%)
      Astra AB .................................................................     21,785                   443,754
      Pharmacia & Upjohn, Inc. .................................................      4,455                   248,938
      Svenska Handelsbanken ....................................................      8,700                   366,212
      Volvo AB .................................................................      6,500                   148,804
                                                                                                       --------------
                                                                                                            1,207,708

   SWITZERLAND -- (8.8%)
      Edipresse S.A. ...........................................................        750                   215,658
      Hero AG ..................................................................        275                   188,178
      Lindt & Spruengli ........................................................        176                   461,236
      Nestle S.A. ..............................................................        223                   485,383
      Novartis AG ..............................................................        310                   609,303
      Roche Holdings AG ........................................................          9                   109,806
                                                                                                       --------------
                                                                                                            2,069,564

   UNITED KINGDOM -- (15.9%)
      Allied Zurich AG (a) .....................................................     19,635                   295,063
      British America Tobacco Plc ..............................................     29,950                   263,723
      Compass Group Plc.........................................................     34,600                   394,919
      Cordiant Communications Group Plc ........................................     58,700                   102,401
      Diageo Plc ...............................................................     36,058                   399,879
      Esprit Telecom Group Plc ADR (a) .........................................      2,900                   135,575
      Gallaher Group Plc .......................................................     30,300                   202,873
      Imperial Tobacco Group Plc ...............................................      9,700                   101,528
      Lasmo Plc ................................................................     77,000                   127,928
      London International Group Plc ...........................................     91,900                   189,327
      Pearson Plc...............................................................     15,265                   303,540
      Saatchi & Saatchi Plc ....................................................     58,700                   132,633
      Scottish & Newcastle Plc .................................................     15,553                   180,879
      Siebe Plc ................................................................     46,333                   182,053

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   UNITED KINGDOM -- (CONTINUED)
      Smithkline Beecham Plc....................................................     24,454            $      338,915
      Smithkline Beechan Plc ADR................................................      2,000                   139,000
      Southern Electric Plc (a) ................................................     11,040                   125,092
      Thames Water Plc .........................................................      6,000                   115,634
                                                                                                       --------------
                                                                                                            3,730,962

   UNITED STATES -- (36.0%)
      ADVO, Inc. (a) ...........................................................      3,800                   100,225
      AgriBioTech, Inc. (a) ....................................................      9,400                   121,612
      Alliant Techsystems, Inc. (a) ............................................      1,300                   107,169
      Annuity and Life Re (Holdings) Ltd. ......................................      4,400                   118,800
      Antec Corporation (a) ....................................................      3,800                    76,475
      Artisan Components, Inc. (a) .............................................     12,600                    66,938
      Astec Industries, Inc. (a) ...............................................      2,200                   122,375
      Asyst Technologies, Inc. (a) .............................................      4,100                    83,538
      Atmel Corporation (a) ....................................................      8,300                   127,094
      Ballard Medical Products .................................................      5,000                   121,562
      Bergen Brunswig Corporation, Class A .....................................      2,400                    83,700
      Big Flower Holdings, Inc. (a) ............................................      6,900                   152,231
      Bright Horizons, Inc. (a) ................................................      6,160                   166,320
      Broadcom Corporation, Class A (a) ........................................        800                    96,600
      BroadVision, Inc. (a) ....................................................      4,400                   140,800
      Buffets, Inc. (a) ........................................................      6,400                    76,400
      Cable Design Technologies Corporation (a) ................................      4,800                    88,800
      Career Education Corporation (a) .........................................      3,200                    96,000
      Caseys General Stores, Inc. ..............................................      6,700                    87,309
      Centennial Bancorp .......................................................      5,590                   104,813
      Coach USA, Inc. (a) ......................................................      5,300                   183,844
      Cognex Corporation (a) ...................................................      6,500                   130,000
      Corporate Express, Inc. (a) ..............................................     10,200                    52,913
      Covenant Transport, Inc., Class A (a) ....................................      7,900                   141,212
      CSG Systems International, Inc. (a) ......................................      2,300                   181,700
      CUNO, Inc. (a) ...........................................................      5,200                    84,500
      Cyberonics, Inc. (a) .....................................................      4,100                    55,350
      DA Consulting Group, Inc. (a) ............................................      3,600                    78,750
      Delphi Financial Group, Inc. .............................................        946                    49,606
      Diamond Technology Partners, Inc., Class A (a) ...........................      3,300                    63,113
      Dime Community Bancorp, Inc. .............................................      4,100                    84,563
      Donna Karan International, Inc. (a) ......................................     18,500                   141,062
      Eagle USA Airfreight, Inc. (a) ...........................................      8,000                   196,000
      Electronics for Imaging, Inc. (a) ........................................      6,700                   269,256
      Exodus Communications, Inc. (a) ..........................................      2,500                   160,625
      FileNET Corporation (a) ..................................................      2,300                    26,378

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   UNITED STATES -- (CONTINUED)
      Forrester Research, Inc. (a) .............................................      4,100            $      179,375
      Gadzooks, Inc. (a) .......................................................      7,100                    55,025
      Goody's Family Clothing, Inc. (a) ........................................     12,000                   120,375
      HBO & Company ............................................................      5,075                   145,589
      Health Management Associates, Class A (a) ................................      2,500                    54,063
      HON Industries, Inc. .....................................................      3,400                    81,388
      IDEXX Laboratories, Inc. (a) .............................................      2,700                    72,647
      IDX Systems Corporation (a) ..............................................      2,300                   101,200
      Investors Financial Services Corporation .................................      2,000                   119,250
      ITC DeltaCom, Inc. (a) ...................................................      6,600                   100,650
      Kaydon Corporation .......................................................      3,200                   128,200
      Labor Ready, Inc. (a) ....................................................      6,500                   127,969
      Lamar Advertising Company, Class A (a) ...................................      3,800                   141,550
      Lattice Semiconductor Corporation (a) ....................................      1,700                    78,041
      Market Facts, Inc. (a) ...................................................      2,200                    57,200
      MAXIMUS, Inc. (a) ........................................................      4,700                   173,900
      MiniMed, Inc. (a) ........................................................      1,200                   125,700
      MSC Industrial Direct, Inc., Class A (a) .................................      6,100                   138,012
      National R.V. Holdings, Inc. (a) .........................................      5,150                   132,612
      Newfield Exploration Company (a) .........................................      4,800                   100,200
      Pediatrix Medical Group (a) ..............................................      2,400                   143,850
      PMC-Sierra, Inc. (a) .....................................................      2,900                   183,062
      Policy Management Systems Corporation (a) ................................      2,000                   101,000
      Premiere Technologies, Inc. (a) ..........................................     12,200                    89,975
      PRI Automation, Inc. (a) .................................................      5,600                   145,600
      Radiant Systems, Inc. (a) ................................................     14,000                   103,250
      Rambus, Inc. (a) .........................................................      1,200                   115,500
      Roper Industries, Inc. ...................................................      6,100                   124,287
      Seven Seas Petroleum, Inc. (a) ...........................................      7,200                    48,150
      SIPEX Corporation (a) ....................................................      4,900                   172,112
      Sis Bancorp, Inc. ........................................................      3,400                   153,850
      Stage Stores, Inc. (a) ...................................................      7,600                    71,250
      Superior Consultant Holdings Corporation (a) .............................      2,900                   126,150
      Superior TeleCom, Inc. ...................................................      2,700                   127,575
      TeleBanc Financial Corporation (a) .......................................      1,200                    40,800
      The Metzler Group, Inc. (a) ..............................................      2,700                   131,456
      The Scotts Company (a) ...................................................      4,100                   157,594
      Vanguard Cellular Systems, Inc., Class A (a) .............................      4,500                   116,156
                                                                                                       --------------
                                                                                                            8,422,196
                                                                                                       --------------
         TOTAL COMMON STOCKS -- (Cost $18,841,182)                                             97.2%       22,743,419
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER                                  MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                                  DATE             AMOUNT                   VALUE
             ------------------                                  ----             ------                   -----
WARRANTS
   BRAZIL -- (0.0%)
      Vale Rio Doce Cia .........................             12/31/1999        $     9,500            $            0
                                                                                                       --------------

         TOTAL WARRANTS -- (Cost $0)                                                            0.0%                0
                                                                                                       --------------

SHORT TERM INVESTMENT
   UNITED STATES -- (5.2%)
      Federal Home Loan Mortgage.................   4.500%    01/04/1999          1,211,000                 1,210,546
                                                                                                       --------------

         TOTAL SHORT TERM INVESTMENT --
            (Cost $1,210,546)                                                                   5.2%        1,210,546
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $20,051,728)                                                       102.4%       23,953,965
LIABILITIES LESS OTHER ASSETS --                                                               (2.4)%        (553,862)
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   23,400,103
                                                                                              =====    ==============

(a)   Non-income producing security.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                December 31, 1998

                                                    PERCENT OF
INDUSTRY                                            NET ASSETS                      VALUE
--------                                            ----------                      -----
Advertising....................................         0.6 %                   $     141,550
Aerospace & Defense............................         0.5                           107,169
Agriculture....................................         0.5                           121,613
Automotive.....................................         1.7                           393,293
Automotive Parts...............................         1.0                           226,577
Banks..........................................         6.0                         1,415,166
Broadcasting/Publishing........................         2.4                           573,434
Building Materials & Construction..............         0.6                           132,612
Business Services..............................         4.8                         1,113,522
Cables/Fiberoptics.............................         0.4                            88,800
Chemicals......................................         1.5                           344,103
Commercial Services............................         0.7                           157,425
Computer Services..............................         0.3                            78,750
Computer Software..............................         1.1                           246,589
Consulting.....................................         1.1                           257,606
Consumer Products..............................         2.0                           478,500
Cosmetics & Toiletries.........................         1.0                           225,564
Diversified....................................         1.3                           302,648
Drugs..........................................        10.6                         2,487,682
Drugs & Health Care............................         1.1                           250,624
Educational Services...........................         1.1                           262,320
Electronics....................................         4.2                           984,947
Energy Sources.................................         0.6                           132,297
Fertilizer.....................................         0.7                           157,594
Financial Services.............................         2.1                           494,548
Food & Beverages...............................        12.6                         2,953,389
Graphic-Image Processing.......................         1.2                           269,256
Health Care....................................         0.8                           189,327
Information Systems............................         0.4                           101,200
Insurance......................................         2.9                           674,664
Investment Companies...........................         1.0                           230,299
Machinery & Equipment..........................         0.9                           205,913
Manufacturing..................................         2.0                           466,988
Medical Equipment..............................         0.5                           127,997
Medical Supplies & Services....................         1.6                           385,025
Networking Software............................         0.7                           160,625
Office Furnishings.............................         0.3                            81,388
Oil & Gas......................................         1.2                           276,278
Physician Practice Management..................         0.6                           143,850
Publishing.....................................         5.5                         1,290,261
Restaurants....................................         0.3                            76,400
Retail-Apparel.................................         0.3                            71,250
Retail-Grocery.................................         0.4                            87,309

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                                December 31, 1998
                                   -CONTINUED-

                                                    PERCENT OF
INDUSTRY                                            NET ASSETS                      VALUE
--------                                            ----------                      -----
Retail-Specialty...............................         0.6 %                   $     138,013
Retail-Trade...................................         3.6                           840,238
Software-Client/Server.........................         0.1                            26,378
Software-Internet..............................         0.6                           140,800
Software-Other.................................         0.4                           103,250
Surface........................................         0.8                           183,844
Surface Transportation.........................         0.6                           141,213
Systems Integrator.............................         0.3                            63,113
Telecommunication Equipment....................         0.9                           204,050
Telecommunications.............................         2.9                           672,602
Tobacco........................................         2.4                           568,124
Transportation - Air Freight...................         0.8                           196,000
Utilities......................................         2.1                           499,442
U.S. Government Security.......................         5.2                         1,210,546
                                                      -----                     -------------
   TOTAL.......................................       102.4 %                   $  23,953,965
                                                      =====                     =============

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   BANKS -- (5.4%)
      Fifth Third Bancorp ......................................................     21,225            $    1,513,608
      Firstar Corporation ......................................................     17,500                 1,631,875
      Wells Fargo & Company ....................................................     15,000                   599,063
      Zions Bancorporation .....................................................     13,500                   842,062
                                                                                                       --------------
                                                                                                            4,586,608
   BROADCASTING -- (4.0%)
      Cablevision Systems Corporation ..........................................     17,000                   853,187
      Clear Channel Communications (a) .........................................     23,500                 1,280,750
      Time Warner, Inc. ........................................................     20,000                 1,241,250
                                                                                                       --------------
                                                                                                            3,375,187
   COMMUNICATION EQUIPMENT -- (5.3%)
      Lucent Technologies, Inc. ................................................     12,500                 1,375,000
      Tellabs, Inc. (a) ........................................................     45,500                 3,119,594
                                                                                                       --------------
                                                                                                            4,494,594
   COMPUTERS & BUSINESS EQUIPMENT -- (1.1%)
      International Business Machines Corporation ..............................      5,000                   923,750
                                                                                                       --------------

   COMPUTER RELATED -- (16.7%)
      Cisco Systems, Inc. (a) ..................................................     34,500                 3,202,031
      Compaq Computer Corporation ..............................................     20,500                   859,719
      Dell Computer Corporation (a) ............................................     34,000                 2,488,375
      EMC Corporation (a) ......................................................     38,500                 3,272,500
      Intel Corporation ........................................................     19,500                 2,311,969
      Sun Microsystems, Inc. (a) ...............................................     24,000                 2,055,000
                                                                                                       --------------
                                                                                                           14,189,594
   COMPUTER SERVICES -- (0.9%)
      Paychex, Inc. ............................................................     15,000                   771,563
                                                                                                       --------------

   COMPUTER SOFTWARE -- (14.2%)
      America Online, Inc. .....................................................     17,000                 2,720,000
      BMC Software, Inc. (a) ...................................................     37,500                 1,671,094
      Computer Associates International, Inc. ..................................     16,575                   706,509
      Compuware Corporation (a) ................................................     23,500                 1,835,937
      HBO & Company ............................................................     78,000                 2,237,625
      Microsoft Corporation ....................................................     20,500                 2,843,094
                                                                                                       --------------
                                                                                                           12,014,259
   COSMETICS & TOILETRIES -- (1.9%)
      CVS Corporation ..........................................................     15,046                   827,530
      Walgreen Company .........................................................     14,000                   819,875
                                                                                                       --------------
                                                                                                            1,647,405
   DIVERSIFIED MANUFACTURING -- (1.4%)
      Tyco International Ltd. ..................................................     15,500                 1,169,281
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   DRUGS -- (10.7%)
      Merck & Company, Inc. ....................................................      6,000            $      886,125
      Pfizer, Inc. .............................................................     22,500                 2,822,344
      Schering Plough Corporation ..............................................     44,000                 2,431,000
      Warner Lambert Company ...................................................     28,000                 2,105,250
      Watson Pharmaceuticals, Inc. (a) .........................................     13,500                   848,812
                                                                                                       --------------
                                                                                                            9,093,531
   ELECTRICAL EQUIPMENT -- (1.5%)
      General Electric Company .................................................     12,000                 1,224,750
                                                                                                       --------------

   FINANCIAL SERVICES -- (9.0%)
      Citigroup, Inc. ..........................................................     32,000                 1,584,000
      Federal Home Loan Mortgage Corporation ...................................     25,500                 1,643,156
      Federal National Mortgage Association ....................................     16,500                 1,221,000
      FINOVA Group, Inc. .......................................................     18,000                   970,875
      Sunamerica, Inc. .........................................................     27,500                 2,230,938
                                                                                                       --------------
                                                                                                            7,649,969
   FOOD RETAILERS -- (2.3%)
      Safeway, Inc. (a) ........................................................     31,500                 1,919,531
                                                                                                       --------------

   INSURANCE -- (1.8%)
      American International Group, Inc. .......................................     15,500                 1,497,687
                                                                                                       --------------

   MEDICAL PRODUCTS & SUPPLIES -- (3.1%)
      Guidant Corporation ......................................................     13,000                 1,433,250
      Medtronic, Inc. ..........................................................     16,500                 1,225,125
                                                                                                       --------------
                                                                                                            2,658,375
   MEDICAL SUPPLIES & SERVICES -- (5.6%)
      Cardinal Health, Inc. ....................................................     21,000                 1,593,375
      Health Management Associates (a) .........................................     41,500                   897,438
      Lincare Holdings, Inc. (a) ...............................................     23,500                   953,219
      McKesson Corporation .....................................................     17,000                 1,344,062
                                                                                                       --------------
                                                                                                            4,788,094
   PRINTING & PUBLISHING -- (2.9%)
      Omnicom Group ............................................................     42,000                 2,436,000
                                                                                                       --------------

   RETAIL -- (3.6%)
      Dayton Hudson Corporation ................................................     14,000                   759,500
      Wal-Mart Stores, Inc. ....................................................     28,000                 2,280,250
                                                                                                       --------------
                                                                                                            3,039,750
   RETAIL-DISCOUNT -- (1.7%)
      Dollar General Corporation ...............................................     31,000                   732,375
      TJX Companies, Inc. ......................................................     25,000                   725,000
                                                                                                       --------------
                                                                                                            1,457,375

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   RETAIL-SPECIALTY -- (4.2%)
      Gap, Inc. ................................................................     22,500            $    1,265,625
      Home Depot, Inc. .........................................................     21,000                 1,284,938
      Staples, Inc. (a) ........................................................     23,500                 1,026,656
                                                                                                       --------------
                                                                                                            3,577,219
   TELECOMMUNICATIONS -- (1.4%)
      MCI WorldCom, Inc. .......................................................     17,000                 1,219,750
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $50,916,332)                                             98.7%       83,734,272
                                                                                                       --------------

                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (0.8%)
      State Street Bank and Trust Company (b)....   3.750%    01/04/1999        $   722,301                   722,000
                                                                                                       --------------

         TOTAL SHORT TERM INVESTMENT --
            (Cost $722,000)                                                                     0.8%          722,000
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $51,638,332)                                                        99.5%       84,456,272
OTHER ASSETS LESS LIABILITIES --                                                                0.5%          407,172
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   84,863,444
                                                                                              =====    ==============

(a)   Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 12/31/98, bearing 3.75% interest, to be repurchased at $722,301 on 01/04/99, is fully collateralized by a United States Treasury Bond, 6.625%, 03/31/12, with a value of $741,229.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (2.8%)
      General Dynamics Corporation .............................................      4,800            $      281,400
      Gulfstream Aerospace Corporation (a) .....................................      5,300                   282,225
      United Technologies Corporation ..........................................        600                    65,250
                                                                                                       --------------
                                                                                                              628,875
   ALUMINUM -- (0.7%)
      Aluminum Company of America ..............................................      2,200                   164,038
                                                                                                       --------------

   AUTOMOTIVE -- (2.1%)
      Ford Motor Company .......................................................      7,600                   446,025
      PACCAR, Inc. .............................................................        300                    12,338
                                                                                                       --------------
                                                                                                              458,363
   BANKS -- (3.8%)
      BankAmerica Corporation ..................................................      3,110                   186,989
      Chase Manhattan Corporation ..............................................      6,400                   435,600
      Comerica, Inc. ...........................................................        100                     6,819
      First Union Corporation ..................................................      2,200                   133,787
      UnionBanCal Corporation ..................................................      2,400                    81,750
                                                                                                       --------------
                                                                                                              844,945
   BUILDING MATERIALS & CONSTRUCTION -- (0.8%)
      Louisiana-Pacific Corporation ............................................      1,800                    32,963
      USG Corporation ..........................................................      3,000                   152,812
                                                                                                       --------------
                                                                                                              185,775
   CHEMICALS & PLASTICS -- (1.2%)
      BF Goodrich Company ......................................................        100                     3,588
      FMC Corporation (a) ......................................................        200                    11,200
      Solutia, Inc. ............................................................     10,900                   243,887
                                                                                                       --------------
                                                                                                              258,675
   COMMERCIAL SERVICES -- (0.0%)
      Dun & Bradstreet Corporation .............................................        100                     3,156
                                                                                                       --------------

   COMMUNICATION EQUIPMENT -- (0.9%)
      Lucent Technologies, Inc. ................................................      1,800                   198,000
                                                                                                       --------------

   COMPUTERS & BUSINESS EQUIPMENT -- (4.0%)
      Gateway 2000, Inc. (a) ...................................................      2,100                   107,494
      International Business Machines Corporation ..............................      4,200                   775,950
                                                                                                       --------------
                                                                                                              883,444
   COMPUTER RELATED -- (9.8%)
      Cisco Systems, Inc. (a) ..................................................      2,300                   213,469
      Dell Computer Corporation (a) ............................................      1,300                    95,144
      Intel Corporation ........................................................      5,600                   663,950
      Lexmark International Group, Inc. (a) ....................................      3,900                   391,950
      Quantum Corporation (a) ..................................................     14,100                   299,625
      Sun Microsystems, Inc. (a) ...............................................      3,500                   299,687
      Unisys Corporation (a) ...................................................      6,300                   216,956
                                                                                                       --------------
                                                                                                            2,180,781

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   COMPUTER SOFTWARE -- (4.0%)
      Microsoft Corporation ....................................................      4,700            $      651,831
      Valassis Communications ..................................................      4,900                   252,963
                                                                                                       --------------
                                                                                                              904,794
   DRUGS -- (8.0%)
      American Home Products Corporation .......................................      1,300                    73,206
      Amgen, Inc. (a) ..........................................................      4,600                   480,987
      Bristol-Myers Squibb Company .............................................      3,700                   495,106
      Eli Lilly & Company ......................................................      1,100                    97,763
      Merck & Company, Inc. ....................................................      1,900                   280,606
      Pfizer, Inc. .............................................................      2,200                   275,963
      Schering-Plough Corporation ..............................................      1,200                    66,300
                                                                                                       --------------
                                                                                                            1,769,931
   ELECTRIC UTILITIES -- (2.1%)
      Energy East Corporation ..................................................      1,500                    84,750
      GPU, Inc. ................................................................      1,200                    53,025
      PP&L Resources, Inc. .....................................................      7,100                   197,912
      Public Service Enterprise Group ..........................................      3,500                   140,000
                                                                                                       --------------
                                                                                                              475,687
   ELECTRICAL EQUIPMENT -- (2.8%)
      General Electric Company .................................................      6,000                   612,375
                                                                                                       --------------

   FINANCIAL SERVICES -- (4.0%)
      Citigroup, Inc. ..........................................................      3,500                   173,250
      Countrywide Credit Industries, Inc. ......................................      2,500                   125,469
      Federal National Mortgage Association ....................................      2,700                   199,800
      Fleet Financial Group, Inc. ..............................................      8,600                   384,312
                                                                                                       --------------
                                                                                                              882,831
   FOOD & BEVERAGES -- (4.4%)
      Anheuser-Busch Companies, Inc. ...........................................      3,300                   216,563
      Coca-Cola Company ........................................................      3,900                   260,812
      General Mills, Inc. ......................................................      1,800                   139,950
      IBP, Inc. ................................................................      5,600                   163,100
      Interstate Bakeries Corporation ..........................................      3,300                    87,244
      Quaker Oats Company ......................................................      1,700                   101,150
                                                                                                       --------------
                                                                                                              968,819
   HEALTH CARE -- (1.7%)
      Wellpoint Health Networks, Inc., Class A (a) .............................      4,300                   374,100
                                                                                                       --------------

   HOTELS & RESTAURANTS -- (1.2%)
      Tricon Global Restaurants, Inc. (a) ......................................      5,400                   270,675
                                                                                                       --------------

   HOUSEHOLD PRODUCTS -- (3.0%)
      Kroger Company (a)........................................................      3,000                   181,500
      Premark International, Inc. ..............................................      5,700                   197,363
      Procter & Gamble Company .................................................      3,300                   301,331
                                                                                                       --------------
                                                                                                              680,194

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   INSURANCE -- (4.9%)
      Allstate Corporation .....................................................      7,800            $      301,275
      American International Group, Inc. .......................................      1,350                   130,444
      CIGNA Corporation ........................................................      4,400                   340,175
      Loews Corporation ........................................................      3,300                   324,225
                                                                                                       --------------
                                                                                                            1,096,119
   INVESTMENT COMPANIES -- (1.6%)
      Lehman Brothers Holdings, Inc. ...........................................      8,100                   356,906
                                                                                                       --------------

   LEISURE & ENTERTAINMENT -- (0.7%)
      Carnival Corporation .....................................................      3,100                   148,800
                                                                                                       --------------

   MEDICAL PRODUCTS & SUPPLIES -- (0.4%)
      Guidant Corporation ......................................................        900                    99,225
                                                                                                       --------------

   MEDICAL SUPPLIES & SERVICES -- (4.0%)
      Abbott Laboratories ......................................................      1,000                    49,000
      Arterial Vascular Engineering, Inc. (a) ..................................      4,400                   231,000
      Becton, Dickinson & Company ..............................................      3,200                   136,600
      Bergen Brunswig Corporation ..............................................      9,800                   341,775
      Johnson & Johnson ........................................................      1,600                   134,200
                                                                                                       --------------
                                                                                                              892,575
   OFFICE SUPPLIES & EQUIPMENT -- (0.1%)
      Xerox Corporation ........................................................        100                    11,800
                                                                                                       --------------

   OIL & GAS -- (3.1%)
      Coastal Corporation ......................................................      4,400                   153,725
      Exxon Corporation ........................................................      5,300                   387,562
      Mobil Corporation ........................................................      1,700                   148,113
                                                                                                       --------------
                                                                                                              689,400
   PETROLEUM SERVICES -- (0.9%)
      Tidewater, Inc. ..........................................................      9,100                   211,006
                                                                                                       --------------

   PUBLISHING SERVICES -- (0.8%)
      R.R. Donnelley & Sons Company ............................................      4,100                   179,631
                                                                                                       --------------

   REAL ESTATE -- (0.2%)
      Meditrust Companies ......................................................      3,200                    48,400
                                                                                                       --------------

   RETAIL -- (5.3%)
      Best Buy Co., Inc. (a) ...................................................        500                    30,737
      Dayton Hudson Corporation ................................................      5,300                   287,525
      K-Mart ...................................................................     20,100                   307,781
      Wal-Mart Stores, Inc. ....................................................      6,800                   553,775
                                                                                                       --------------
                                                                                                            1,179,818

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   RETAIL-DISCOUNT -- (1.0%)
      TJX Companies, Inc. ......................................................      8,000            $      232,000
                                                                                                       --------------

   RETAIL-SPECIALTY -- (1.2%)
      Dillards, Inc. ...........................................................      7,500                   212,813
      Home Depot, Inc. .........................................................        800                    48,950
                                                                                                       --------------
                                                                                                              261,763
   RETAIL-TRADE -- (1.2%)
      May Department Stores Company ............................................      4,500                   271,688
                                                                                                       --------------

   SOFTWARE -- (3.2%)
      Oracle System Corporation (a) ............................................     11,700                   504,562
      Sterling Software, Inc. (a) ..............................................      7,600                   205,675
                                                                                                       --------------
                                                                                                              710,237
   TELECOMMUNICATIONS -- (9.5%)
      Ameritech Corporation ....................................................        200                    12,675
      AT&T Corporation .........................................................      8,700                   654,675
      Bell Atlantic Corporation ................................................      7,324                   388,172
      BellSouth Corporation ....................................................      6,000                   299,250
      GTE Corporation ..........................................................      1,400                    91,000
      MCI WorldCom, Inc. .......................................................      1,900                   136,325
      SBC Communications, Inc. .................................................      4,800                   257,400
      U.S. West, Inc. ..........................................................      4,100                   264,962
                                                                                                       --------------
                                                                                                            2,104,459
   TOBACCO -- (1.8%)
      Philip Morris Companies, Inc. ............................................      7,600                   406,600
                                                                                                       --------------

   TRANSPORTATION -- (0.4%)
      Burlington Northern Santa Fe Corporation .................................      2,300                    77,625
                                                                                                       --------------

   WHOLESALE -- (1.1%)
      Tech Data Corporation (a) ................................................      6,300                   253,575
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $17,977,334)                                             98.7%       21,977,085
                                                                                                       --------------

                                                   INTEREST
                                                     RATE
                                                     ----
MUTUAL FUNDS -- (1.5%)
      Dreyfus Cash Management Plus (b) ..........   5.050%                          327,819                   327,819
                                                                                                       --------------

         TOTAL MUTUAL FUNDS -- (Cost $327,819)                                                  1.5%          327,819
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $18,305,153)                                                       100.2%       22,304,904
LIABILITIES LESS OTHER ASSETS --                                                               (0.2)%         (54,044)
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   22,250,860
                                                                                              =====    ==============

(a)   Non-income producing security.

(b)   Interest rate shown is the 7 day yield as of December 31, 1998.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (6.7%)
      General Dynamics Corporation .............................................      6,400            $      375,200
      Gulfstream Aerospace Corporation (a) .....................................      5,200                   276,900
      Litton Industries, Inc. (a) ..............................................      4,400                   287,100
      Raytheon Company, Class A ................................................      6,550                   338,553
      TRW, Inc. ................................................................      6,400                   359,600
      United Technologies Corporation ..........................................      2,250                   244,688
                                                                                                       --------------
                                                                                                            1,882,041
   ALUMINUM -- (1.2%)
      Aluminum Company of America ..............................................      4,574                   341,049
                                                                                                       --------------

   AUTOMOTIVE -- (3.0%)
      DaimlerChrysler AG (a) ...................................................      2,315                   222,384
      Ford Motor Company .......................................................      9,300                   545,794
      Volvo AB ADR .............................................................      3,900                    90,919
                                                                                                       --------------
                                                                                                              859,097
   BANKS -- (0.9%)
      Bank One Corporation .....................................................      4,900                   250,206
                                                                                                       --------------

   BUILDING MATERIALS & CONSTRUCTION -- (2.3%)
      American Standard Companies, Inc. (a) ....................................      6,000                   216,000
      USG Corporation ..........................................................      8,650                   440,609
                                                                                                       --------------
                                                                                                              656,609
   BUSINESS SERVICES -- (1.6%)
      WPP Group Plc (GBP).......................................................     29,900                   181,317
      WPP Group Plc ADR ........................................................      4,600                   284,050
                                                                                                       --------------
                                                                                                              465,367
   CAPITAL EQUIPMENT -- (2.1%)
      Emerson Electric Company .................................................      3,100                   187,550
      Federal Mogul Corporation ................................................      2,500                   148,750
      ITT Industries, Inc. .....................................................      6,500                   258,375
                                                                                                       --------------
                                                                                                              594,675
   CHEMICALS -- (2.3%)
      Ferro Corporation ........................................................      5,400                   140,400
      Rhone Poulenc S.A. ADR ...................................................      5,450                   273,862
      Union Carbide Corporation ................................................      5,400                   229,500
                                                                                                       --------------
                                                                                                              643,762
   COMPUTERS & BUSINESS EQUIPMENT -- (3.3%)
      International Business Machines Corporation ..............................      4,000                   739,000
      Pitney Bowes, Inc. .......................................................      3,000                   198,187
                                                                                                       --------------
                                                                                                              937,187
   COMPUTER RELATED -- (4.0%)
      Allied Signal, Inc. ......................................................      5,200                   230,425
      Compaq Computer Corporation ..............................................      8,200                   343,888
      Sun Microsystems, Inc. (a) ...............................................      5,100                   436,687
      Unisys Corporation (a) ...................................................      3,300                   113,644
                                                                                                       --------------
                                                                                                            1,124,644

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   CONSTRUCTION MATERIALS -- (0.9%)
      Harsco Corporation .......................................................      8,200            $      249,588
                                                                                                       --------------

   DRUGS -- (1.1%)
      Merck & Company, Inc. ....................................................      2,200                   324,913
                                                                                                       --------------

   ELECTRIC UTILITIES -- (2.5%)
      Allegheny Energy, Inc. ...................................................      6,100                   210,450
      American Electric Power Company, Inc. ....................................      3,500                   164,719
      DQE, Inc. ................................................................        900                    39,544
      Illinova Corporation .....................................................      3,900                    97,500
      Wisconsin Energy Corporation .............................................      5,800                   182,337
                                                                                                       --------------
                                                                                                              694,550
   ELECTRONICS -- (1.3%)
      Dallas Semiconductor Corporation .........................................      5,000                   203,750
      Tektronix, Inc. ..........................................................      5,000                   150,313
                                                                                                       --------------
                                                                                                              354,063
   ENVIRONMENTAL -- (2.2%)
      Allied Waste Industries, Inc. (a) ........................................      5,500                   129,937
      Waste Management, Inc. ...................................................     10,400                   484,900
                                                                                                       --------------
                                                                                                              614,837
   FINANCIAL SERVICES -- (10.6%)
      American Express Company .................................................      1,800                   184,050
      Associates First Capital Corporation, Class A ............................      3,110                   131,786
      Citigroup, Inc. ..........................................................     11,500                   569,250
      Federal National Mortgage Association ....................................      2,800                   207,200
      FINOVA Group, Inc. .......................................................      4,900                   264,294
      Household International, Inc. ............................................      4,100                   162,463
      MBIA, Inc. ...............................................................      7,400                   485,162
      Terra Nova (Bermuda) Holdings, Ltd., Class A .............................      8,300                   209,575
      The PMI Group, Inc. ......................................................      7,600                   375,250
      Washington Mutual, Inc. ..................................................     10,500                   400,969
                                                                                                       --------------
                                                                                                            2,989,999
   FOOD & BEVERAGES -- (5.2%)
      Anheuser-Busch Companies, Inc. ...........................................      8,400                   551,250
      Corn Products International, Inc. ........................................      4,800                   145,800
      H.J. Heinz Company .......................................................      2,700                   152,887
      Keebler Foods Company (a) ................................................      8,900                   334,862
      Ralston Purina Company ...................................................      3,500                   113,313
      Sara Lee Corporation .....................................................      5,600                   157,850
                                                                                                       --------------
                                                                                                            1,455,962

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   HEALTH CARE -- (4.2%)
      Baxter International, Inc. ...............................................      5,400            $      347,288
      Tenet Healthcare Corporation (a) .........................................      6,300                   165,375
      Trigon Healthcare, Inc. (a) ..............................................      9,950                   371,259
      Wellpoint Health Networks, Inc., Class A (a) .............................      3,300                   287,100
                                                                                                       --------------
                                                                                                            1,171,022
   HOUSEHOLD PRODUCTS -- (1.4%)
      Premark International, Inc. ..............................................     11,500                   398,188
                                                                                                       --------------

   INDUSTRIAL MANUFACTURING & PROCESSING -- (2.0%)
      UNOVA, Inc. (a) ..........................................................     30,800                   558,250
                                                                                                       --------------

   INSURANCE -- (1.6%)
      MGIC Investment Corporation ..............................................      6,000                   238,875
      Old Republic International Corporation ...................................      9,100                   204,750
                                                                                                       --------------
                                                                                                              443,625
   INVESTMENT COMPANIES -- (0.9%)
      Lehman Brothers Holdings, Inc. ...........................................      6,000                   264,375
                                                                                                       --------------

   MACHINERY & EQUIPMENT -- (1.6%)
      Case Corporation .........................................................      8,800                   191,950
      Caterpillar, Inc. ........................................................      1,600                    73,600
      Ingersoll-Rand Company ...................................................      3,700                   173,669
                                                                                                       --------------
                                                                                                              439,219
   MEDIA -- (0.5%)
      The E.W. Scripps Company, Class A ........................................      2,900                   144,275
                                                                                                       --------------

   OIL & GAS -- (5.1%)
      Amerada Hess Corporation .................................................      2,800                   139,300
      British Petroleum Plc ADR ................................................      6,320                   600,400
      Royal Dutch Petroleum Company ADR.........................................      6,600                   315,975
      Total S.A. ADR ...........................................................      7,400                   368,150
                                                                                                       --------------
                                                                                                            1,423,825
   PUBLISHING SERVICES -- (0.5%)
      R.R. Donnelley & Sons Company ............................................      3,300                   144,581
                                                                                                       --------------

   REAL ESTATE -- (0.2%)
      Equity Residential Properties Trust ......................................      1,300                    52,569
                                                                                                       --------------

   RETAIL-DISCOUNT -- (1.5%)
      Consolidated Stores Corporation (a) ......................................      8,300                   167,556
      TJX Companies, Inc. ......................................................      8,700                   252,300
                                                                                                       --------------
                                                                                                              419,856
   RETAIL-SPECIALTY -- (1.1%)
      CompUSA, Inc. (a) ........................................................     10,400                   135,850
      Ross Stores, Inc. ........................................................      4,600                   181,125
                                                                                                       --------------
                                                                                                              316,975

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   RETAIL-TRADE -- (5.1%)
      Federated Department Stores, Inc. (a) ....................................     13,750            $      598,984
      May Department Stores Company ............................................      4,700                   283,763
      Payless Shoesource, Inc. (a) .............................................      2,285                   108,252
      Saks, Inc. (a) ...........................................................      6,100                   192,531
      Sears, Roebuck & Company .................................................      6,200                   263,500
                                                                                                       --------------
                                                                                                            1,447,030
   TELECOMMUNICATIONS -- (7.8%)
      Alltel Corporation .......................................................      2,700                   161,494
      Ameritech Corporation ....................................................      6,200                   392,925
      AT&T Corporation .........................................................      7,600                   571,900
      Bell Atlantic Corporation ................................................      9,580                   507,740
      BellSouth Corporation ....................................................      4,800                   239,400
      SBC Communications, Inc. .................................................      5,900                   316,387
                                                                                                       --------------
                                                                                                            2,189,846
   TOBACCO -- (2.3%)
      Philip Morris Companies, Inc. ............................................     12,100                   647,350
                                                                                                       --------------

   TRANSPORTATION -- (0.6%)
      Burlington Northern Santa Fe Corporation .................................      4,800                   162,000
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $21,319,567)                                             87.6%       24,661,535
                                                                                                       --------------

PREFERRED STOCKS
   CABLE TELEVISION -- (1.4%)
      MediaOne Group, Inc. .....................................................      6,000                   399,000
                                                                                                       --------------

   INDUSTRIAL MACHINERY -- (0.7%)
      Ingersoll Rand Ltd. ......................................................     10,700                   212,663
                                                                                                       --------------

   REAL ESTATE -- (0.5%)
      Equity Residential Properties Trust ......................................      6,300                   129,150
                                                                                                       --------------

         TOTAL PREFERRED STOCKS -- (Cost $706,273)                                              2.6%          740,813
                                                                                                       --------------

                                                   INTEREST     MATURITY          PRINCIPAL
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
CONVERTIBLE BOND
   ELECTRONICS -- (0.5%)
      National Semiconductor Corporation ........   6.500%    10/01/2002        $   140,000                   123,200
                                                                                                       --------------

         TOTAL CONVERTIBLE BOND --
            (Cost $132,247)                                                                     0.5%          123,200
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          MATURITY
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                   VALUE
             ------------------                      ----         ----             ------                   -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (9.5%)
      State Street Bank and Trust Company (b)....   4.800%    01/04/1999        $ 2,663,420            $    2,662,000
                                                                                                       --------------

         TOTAL SHORT TERM INVESTMENT --
            (Cost $2,662,000)                                                                   9.5%        2,662,000
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $24,820,087)                                                       100.2%       28,187,548
LIABILITIES LESS OTHER ASSETS --                                                               (0.2)%         (43,884)
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   28,143,664
                                                                                              =====    ==============

(a)   Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 12/31/98, bearing 4.80% interest, to be repurchased at $2,663,420 on 01/04/99, is fully collateralized by a United States Treasury Bond, 6.625%, 03/31/02, with a value of $2,717,840.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   BANKS -- (4.6%)
      Fifth Third Bancorp ......................................................      8,960            $      638,960
      Firstar Corporation ......................................................      7,700                   718,025
      Wells Fargo & Company ....................................................      7,000                   279,563
      Zions Bancorporation .....................................................      5,700                   355,537
                                                                                                       --------------
                                                                                                            1,992,085
   BROADCASTING -- (3.5%)
      Cablevision Systems Corporation, Class A .................................      8,000                   401,500
      Clear Channel Communications (a) .........................................     10,300                   561,350
      Time Warner, Inc. ........................................................      8,600                   533,737
                                                                                                       --------------
                                                                                                            1,496,587
   COMMUNICATION EQUIPMENT -- (4.3%)
      Lucent Technologies, Inc. ................................................      4,900                   539,000
      Tellabs, Inc. (a) ........................................................     19,100                 1,309,544
                                                                                                       --------------
                                                                                                            1,848,544
   COMPUTERS & BUSINESS EQUIPMENT -- (0.9%)
      International Business Machines Corporation ..............................      2,000                   369,500
                                                                                                       --------------

   COMPUTER RELATED -- (13.7%)
      Cisco Systems, Inc. (a) ..................................................     14,350                 1,331,859
      Compaq Computer Corporation ..............................................      9,600                   402,600
      Dell Computer Corporation (a) ............................................     14,400                 1,053,900
      EMC Corporation (a) ......................................................     15,100                 1,283,500
      Intel Corporation ........................................................      8,600                 1,019,638
      Sun Microsystems, Inc. (a) ...............................................     10,000                   856,250
                                                                                                       --------------
                                                                                                            5,947,747
   COMPUTER SERVICES -- (0.8%)
      Paychex, Inc. ............................................................      7,100                   365,206
                                                                                                       --------------

   COMPUTER SOFTWARE -- (12.2%)
      America Online, Inc. .....................................................      7,000                 1,120,000
      BMC Software, Inc. (a) ...................................................     16,060                   715,674
      Computer Associates International, Inc. ..................................      7,450                   317,556
      Compuware Corporation (a) ................................................     10,000                   781,250
      HBO & Company ............................................................     37,900                 1,087,256
      Microsoft Corporation ....................................................      8,960                 1,242,640
                                                                                                       --------------
                                                                                                            5,264,376
   COSMETICS & TOILETRIES -- (1.7%)
      CVS Corporation ..........................................................      6,518                   358,490
      Walgreen Company .........................................................      6,800                   398,225
                                                                                                       --------------
                                                                                                              756,715
   DIVERSIFIED MANUFACTURING -- (1.1%)
      Tyco International, Ltd. .................................................      6,300                   475,256
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   DRUGS -- (9.0%)
      Merck & Company, Inc. ....................................................      2,900            $      428,294
      Pfizer, Inc. .............................................................      9,820                 1,231,796
      Schering Plough Corporation ..............................................     18,200                 1,005,550
      Warner Lambert Company ...................................................     11,700                   879,694
      Watson Pharmaceuticals, Inc. (a) .........................................      5,600                   352,100
                                                                                                       --------------
                                                                                                            3,897,434
   DRUGS/PHARMACEUTICALS -- (0.0%)
      Crescendo Pharmaceuticals Corporation, Class A (a) .......................        181                     2,466
                                                                                                       --------------

   ELECTRICAL EQUIPMENT -- (1.2%)
      General Electric Company .................................................      5,000                   510,313
                                                                                                       --------------

   ENVIRONMENTAL -- (0.1%)
      Thermo Electron Corporation (a) ..........................................      3,150                    53,353
                                                                                                       --------------

   FINANCIAL SERVICES -- (7.7%)
      Citigroup, Inc. ..........................................................     14,580                   721,710
      Federal Home Loan Mortgage Corporation ...................................      7,950                   512,278
      Federal National Mortgage Association ....................................      6,700                   495,800
      FINOVA Group, Inc. .......................................................     12,220                   659,116
      Sunamerica, Inc. .........................................................     11,600                   941,050
                                                                                                       --------------
                                                                                                            3,329,954
   FOOD RETAILERS -- (1.9%)
      Safeway, Inc. (a) ........................................................     13,800                   840,937
                                                                                                       --------------

   INSURANCE -- (1.6%)
      American International Group, Inc. .......................................      7,035                   679,757
                                                                                                       --------------

   MEDICAL PRODUCTS & SUPPLIES -- (2.7%)
      Guidant Corporation ......................................................      6,200                   683,550
      Medtronic, Inc. ..........................................................      6,800                   504,900
                                                                                                       --------------
                                                                                                            1,188,450
   MEDICAL SUPPLIES & SERVICES -- (4.6%)
      Cardinal Health, Inc. ....................................................      8,715                   661,251
      Health Management Associates, Class A (a) ................................     15,800                   341,675
      Lincare Holdings, Inc. (a) ...............................................      9,700                   393,456
      McKesson Corporation .....................................................      7,300                   577,156
                                                                                                       --------------
                                                                                                            1,973,538
   PRINTING & PUBLISHING -- (2.3%)
      Omnicom Group ............................................................     17,500                 1,015,000
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
COMMON STOCKS
   RETAIL -- (2.9%)
      Dayton Hudson Corporation ................................................      6,600            $      358,050
      Wal-Mart Stores, Inc. ....................................................     11,300                   920,244
                                                                                                       --------------
                                                                                                            1,278,294
   RETAIL-DISCOUNT -- (1.5%)
      Dollar General Corporation ...............................................     13,700                   323,663
      TJX Companies, Inc. ......................................................     10,800                   313,200
                                                                                                       --------------
                                                                                                              636,863
   RETAIL-SPECIALTY -- (5.4%)
      Costco Companies, Inc. (a) ...............................................     11,093                   800,776
      Gap, Inc. ................................................................      9,450                   531,563
      Home Depot, Inc. .........................................................      9,400                   575,162
      Staples, Inc. (a) ........................................................      9,600                   419,400
                                                                                                       --------------
                                                                                                            2,326,901
   TELECOMMUNICATIONS -- (1.3%)
      MCI WorldCom, Inc. .......................................................      7,600                   545,300
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $22,516,527)                                             85.0%       36,794,576
                                                                                                       --------------

                                                   INTEREST     MATURITY        PRINCIPAL
                                                     RATE         DATE            AMOUNT
                                                     ----         ----            ------
GOVERNMENT AND AGENCY SECURITIES
   FEDERAL AGENCIES -- (6.0%)
      Federal National Mortgage Association .....   5.750%    06/15/2005      $   1,500,000                 1,548,750
                                                    6.000%    05/15/2008          1,000,000                 1,055,620
                                                                                                       --------------
                                                                                                            2,604,370
   U.S. GOVERNMENT SECURITIES -- (5.3%)
      United States Treasury Bond ...............   7.250%    08/15/2022          1,000,000                 1,244,690
      United States Treasury Notes ..............   6.500%    05/31/2001            500,000                   520,860
                                                    6.375%    08/15/2002            500,000                   527,420
                                                                                                       --------------
                                                                                                            2,292,970
                                                                                                       --------------

         TOTAL GOVERNMENT AND AGENCY SECURITIES
            -- (Cost $4,606,796)                                                               11.3%        4,897,340
                                                                                                       --------------

CORPORATE BOND
   INDUSTRIALS -- (0.6%)
      BP America, Inc. ..........................   8.500%    04/15/2001            250,000                   267,143
                                                                                                       --------------

         TOTAL CORPORATE BOND-(Cost $251,165)                                                   0.6%          267,143
                                                                                                       --------------

CONVERTIBLE BOND
   MEDICAL SUPPLIES & SERVICES -- (0.8%)
      Alza Corporation ..........................   5.000%    05/01/2006            250,000                   357,500
                                                                                                       --------------

         TOTAL CONVERTIBLE BOND-(Cost $240,214)                                                 0.8%          357,500
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY          MATURITY
             AND TITLE OF ISSUE                      RATE         DATE             AMOUNT                   VALUE
             ------------------                      ----         ----             ------                   -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (1.8%)
      State Street Bank and Trust Company (b) ...   3.750%    01/04/1999       $    780,325            $      780,000
                                                                                                       --------------

         TOTAL SHORT TERM INVESTMENT --
            (Cost $780,000)                                                                     1.8%          780,000
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $28,394,702)                                                        99.5%       43,096,559
OTHER ASSETS LESS LIABILITIES --                                                                0.5%          199,753
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   43,296,312
                                                                                              =====    ==============

(a)   Non-income producing security.

(b) The agreement with State Street Bank & Trust Company, dated 12/31/98, bearing 3.75% interest to be repurchased at $780,325 on 01/04/99 is fully collateralized by a United States Treasury Bond, 13.25%, 05/15/14, with a value of $802,932.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998


   NAME OF ISSUER                                  INTEREST     MATURITY          PRINCIPAL
 AND TITLE OF ISSUE                                  RATE         DATE             AMOUNT                   VALUE
 ------------------                                  ----         ----             ------                   -----
CORPORATE BONDS
   AUTOMOTIVE -- (1.6%)
      Accuride Corporation ......................   9.250%    02/01/2008     $       75,000            $       73,875
      Aftermarket Technology Company ............  12.000%    08/01/2004             56,000                    59,080
      Collins & Aikman Products Company .........  11.500%    04/15/2006            200,000                   208,000
                                                                                                       --------------
                                                                                                              340,955
   BANKS -- (1.4%)
      GS Escrow Corporation .....................   7.125%    08/01/2005            300,000                   297,393
                                                                                                       --------------

   BEVERAGE & TOBACCO -- (0.5%)
      Dimon, Inc. ...............................   8.875%    06/01/2006            100,000                    99,500
                                                                                                       --------------

   BROADCAST RADIO & TELEVISION -- (7.3%)
      Acme Television LLC  (a) ..................  11.634%    09/30/2004            100,000                    80,250
      Big City Radio, Inc.  (a) .................  14.503%    03/15/2005            100,000                    66,500
      Capstar Radio Broadcasting Partners, Inc. .   9.250%    07/01/2007             50,000                    52,250
      CBS Radio Corporation .....................  11.375%    01/15/2009             94,000                   110,215
      Chancellor Media Corporation ..............  10.500%    01/15/2007            100,000                   111,500
                                                    8.750%    06/15/2007            125,000                   128,750
                                                    8.125%    12/15/2007            200,000                   199,500
      Cumulus Media, Inc. .......................  10.375%    07/01/2008             50,000                    53,250
      Fox/Liberty Networks LLC ..................   8.875%    08/15/2007             50,000                    51,000
                                              (a)  10.028%    08/15/2007            300,000                   208,500
      Outdoor Systems, Inc. .....................   8.875%    06/15/2007            200,000                   215,000
      Sinclair Broadcast Group, Inc..............   9.000%    07/15/2007             50,000                    51,125
                                                    8.750%    12/15/2007            200,000                   203,500
      Young Broadcasting, Inc. ..................   9.000%    01/15/2006             50,000                    50,875
                                                                                                       --------------
                                                                                                            1,582,215
   BUILDING & DEVELOPMENT -- (0.7%)
      American Builders & Contractors Supply
         Company ................................  10.625%    05/15/2007             50,000                    46,750
      Building Materials Corporation of America     8.625%    12/15/2006             50,000                    51,125
                                                    8.000%    10/15/2007             50,000                    50,438
                                                                                                       --------------
                                                                                                              148,313
   BUSINESS EQUIPMENT & SERVICES -- (2.5%)
      Dialog Corporation ........................  11.000%    11/15/2007            125,000                   125,000
      Electronic Retailing Systems
         International, Inc.  (a),(b) ...........  36.892%    02/01/2004             50,000                    18,250
      Fisher Scientific International, Inc. .....   9.000%    02/01/2008            150,000                   150,000
                                              (b)   9.000%    02/01/2008             50,000                    50,000
      U.S. Office Products Company ..............   9.750%    06/15/2008            125,000                    81,875
      United Stationers Supply Company ..........  12.750%    05/01/2005             50,000                    56,000
                                                    8.375%    04/15/2008             50,000                    50,125
                                                                                                       --------------
                                                                                                              531,250

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY        PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE           AMOUNT                    VALUE
             ------------------                      ----         ----           ------                    -----
CORPORATE BONDS
   CABLE TELEVISION -- (10.1%)
      Charter Communications Holdings,
         Inc., LP  (a) ..........................  10.965%    03/15/2007     $      150,000            $      134,250
      Charter Communications Southeast, LP ......  11.250%    03/15/2006             50,000                    56,125
      Comcast Corporation .......................   9.375%    05/15/2005            150,000                   160,125
                                                   10.625%    07/15/2012             50,000                    64,750
      CSC Holdings, Inc. ........................   9.250%    11/01/2005             25,000                    26,750
                                                    7.875%    12/15/2007            100,000                   105,481
      Diamond Holdings Plc ......................   9.125%    02/01/2008            125,000                   122,812
      Diva Systems Corporation  (a),(b) .........  17.522%    03/01/2008             50,000                    18,875
      International CableTel, Inc.  (a) .........  11.557%    04/15/2005            125,000                   113,125
                                              (a)  10.604%    02/01/2006            125,000                   104,375
      Lenfest Communications, Inc. ..............   8.250%    02/15/2008            150,000                   157,125
      NTL, Inc.  (a) ............................  10.671%    04/01/2008            275,000                   170,844
                                         (a), (b)  11.066%    10/01/2008            100,000                    63,000
                                              (b)  11.500%    10/01/2008            100,000                   109,500
      Pegasus Communications Corporation ........   9.750%    12/01/2006             50,000                    50,375
      Pegasus Media & Communications, Inc. ......  12.500%    07/01/2005             50,000                    55,250
      Rogers Cablesystems Ltd. ..................  10.000%    12/01/2007            150,000                   168,750
      TeleWest Plc  (a),(b) .....................  10.821%    10/01/2007            350,000                   294,000
                                              (b)  11.250%    11/01/2008             50,000                    56,125
      UIH Australia/Pacific, Inc.  (a) ..........  20.362%    05/15/2006            125,000                    63,750
      United International Holdings, Inc. (a) ...  13.069%    02/15/2008            150,000                    81,750
                                                                                                       --------------
                                                                                                            2,177,137
   CHEMICALS & PLASTICS -- (2.7%)
      Buckeye Cellulose Corporation .............   9.250%    09/15/2008            125,000                   131,562
      Huntsman Corporation  (b) .................   9.500%    07/01/2007            100,000                   100,000
      ISP Holdings, Inc. ........................   9.750%    02/15/2002            100,000                   106,750
      Polymer Group, Inc. .......................   9.000%    07/01/2007            175,000                   174,125
                                                    8.750%    03/01/2008             50,000                    49,375
      Sterling Chemicals, Inc.  (a) .............  22.942%    08/15/2008             75,000                    28,875
                                                                                                       --------------
                                                                                                              590,687
   CLOTHING & TEXTILES -- (1.8%)
      Collins & Aikman Floorcoverings, Inc. .....  10.000%    01/15/2007             75,000                    78,750
      GFSI, Inc. ................................   9.625%    03/01/2007             50,000                    47,750
      Glenoit Corporation .......................  11.000%    04/15/2007            100,000                    93,500
      Pillowtex Corporation .....................  10.000%    11/15/2006            100,000                   107,500
                                                    9.000%    12/15/2007             50,000                    51,750
                                                                                                       --------------
                                                                                                              379,250
   CONGLOMERATES -- (0.5%)
      Eagle Picher Industries, Inc. .............   9.375%    03/01/2008            125,000                   118,750
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER                       INTEREST     MATURITY        PRINCIPAL
             AND TITLE OF ISSUE                       RATE         DATE           AMOUNT                    VALUE
             ------------------                       ----         ----           ------                    -----
CORPORATE BONDS
   CONSUMER PRODUCTS -- (3.6%)
      Albecca, Inc.  (b) ........................   10.750%    08/15/2008     $      100,000            $      100,750
      American Safety Razor Company .............    9.875%    08/01/2005             50,000                    50,250
      Amscan Holdings, Inc. .....................    9.875%    12/15/2007            100,000                    93,750
      Chattem, Inc. .............................    8.875%    04/01/2008             75,000                    77,250
      ICON Fitness Corporation  (a) .............  100.544%    11/15/2006            100,000                     1,500
      Playtex Family Products Corporation .......    8.875%    07/15/2004            100,000                   105,000
      Revlon Corporation ........................    8.625%    02/01/2008            275,000                   254,375
      Sealy Mattress Company ....................    9.875%    12/15/2007             50,000                    48,500
      True Temper Sports, Inc.  (b) .............   10.875%    12/01/2008             50,000                    50,250
                                                                                                        --------------
                                                                                                               781,625
   CONTAINER & GLASS PRODUCTS -- (0.5%)
      Tekni Plex, Inc. ..........................    9.250%    03/01/2008            100,000                   105,000
                                                                                                        --------------

   FOOD & DRUG RETAILERS -- (0.5%)
      Carr Gottstein Foods Company ..............   12.000%    11/15/2005             50,000                    58,000
      Di Giorgio Corporation ....................   10.000%    06/15/2007             50,000                    46,750
                                                                                                        --------------
                                                                                                               104,750
   FOOD PRODUCTS -- (2.7%)
      Agrilink Foods, Inc.  (b) .................   11.875%    11/01/2008            100,000                   102,000
      Aurora Foods, Inc. ........................    9.875%    02/15/2007            100,000                   109,500
                                                     9.875%    02/15/2007             50,000                    54,750
      Eagle Family Foods, Inc. ..................    8.750%    01/15/2008            150,000                   142,125
      International Home Foods, Inc. ............   10.375%    11/01/2006            150,000                   163,125
                                                                                                        --------------
                                                                                                               571,500
   FOOD SERVICES -- (1.7%)
      Ameriserve Food Distribution, Inc. ........   10.125%    07/15/2007            250,000                   218,750
      Carrols Corporation  (b) ..................    9.500%    12/01/2008            100,000                   101,250
      Dominos, Inc.  (b) ........................   10.375%    01/15/2009             50,000                    50,000
                                                                                                        --------------
                                                                                                               370,000
   FOREST PRODUCTS -- (0.7%)
      Stone Container Corporation ...............   11.500%    10/01/2004             75,000                    78,375
                                                    12.580%    08/01/2016             75,000                    76,500
                                                                                                        --------------
                                                                                                               154,875
   HEALTH CARE -- (3.8%)
      Alliance Imaging, Inc. ....................    9.625%    12/15/2005             50,000                    49,750
      Conmed Corporation ........................    9.000%    03/15/2008            100,000                   100,750
      Dade International, Inc. ..................   11.125%    05/01/2006            150,000                   166,875
      Hudson Respiratory Care, Inc...............    9.125%    04/15/2008            100,000                    81,500
      Tenet Healthcare Corporation ..............    8.000%    01/15/2005            300,000                   307,974
                                                     8.625%    01/15/2007            100,000                   104,500
                                                                                                        --------------
                                                                                                               811,349

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY        PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE           AMOUNT                    VALUE
             ------------------                      ----         ----           ------                    -----
CORPORATE BONDS
   HOTELS, MOTELS, INNS & CASINOS -- (1.7%)
      Courtyard by Marriott II LP ...............  10.750%    02/01/2008     $       50,000            $       51,750
      HMH Properties, Inc. ......................   7.875%    08/01/2005            100,000                    99,750
                                                    7.875%    08/01/2008            150,000                   146,250
                                                    8.450%    12/01/2008             75,000                    75,375
                                                                                                       --------------
                                                                                                              373,125
   INDUSTRIAL PRODUCTS & EQUIPMENT -- (4.9%)
      Amphenol Corporation ......................   9.875%    05/15/2007            100,000                   104,000
      Cabot Safety Acquisition Corporation ......  12.500%    07/15/2005            100,000                   109,500
      Continental Global Group, Inc. ............  11.000%    04/01/2007            100,000                    86,500
      Euramax International Plc .................  11.250%    10/01/2006             75,000                    75,000
      International Utility Structures, Inc. ....  10.750%    02/01/2008             50,000                    46,750
      ISG Resources, Inc. .......................  10.000%    04/15/2008            100,000                    99,500
      Johnstown America Industries, Inc. ........  11.750%    08/15/2005             75,000                    79,500
      MMI Products, Inc. ........................  11.250%    04/15/2007            100,000                   108,500
      Neenah Corporation ........................  11.125%    05/01/2007            100,000                   103,250
      Unifrax Investment Corporation ............  10.500%    11/01/2003             50,000                    50,750
      Wesco Distribution, Inc. ..................   9.125%    06/01/2008            150,000                   150,750
      Wesco International, Inc. (a) .............  11.193%    06/01/2008             50,000                    30,875
                                                                                                       --------------
                                                                                                            1,044,875
   LEISURE & ENTERTAINMENT -- (3.2%)
      AMF Group, Inc. (a) .......................  17.395%    03/15/2006            122,000                    70,455
      Premier Parks, Inc. (a) ...................  12.000%    08/15/2003             50,000                    54,375
                                                    9.603%    04/01/2008            250,000                   170,625
      Regal Cinemas, Inc. .......................   9.500%    06/01/2008            125,000                   129,375
                                              (b)   9.500%    06/01/2008             75,000                    77,625
      Six Flags Theme Parks, Inc. ...............  12.250%    06/15/2005            175,000                   195,125
                                                                                                       --------------
                                                                                                              697,580
   MACHINERY & EQUIPMENT -- (1.9%)
      Alvey Systems, Inc. .......................  11.375%    01/31/2003             52,000                    52,260
      Clark Material Handling Corporation........  10.750%    11/15/2006             75,000                    76,688
      National Equipment Services, Inc. .........  10.000%    11/30/2004             50,000                    49,750
                                              (b)  10.000%    11/30/2004            100,000                    99,500
      United Rentals, Inc. (b) ..................   9.250%    01/15/2009            125,000                   125,937
                                                                                                       --------------
                                                                                                              404,135
   METALS & MINING -- (0.8%)
      AEI Holding Company (b) ...................  10.500%    12/15/2005             75,000                    73,875
      AEI Resources, Inc. (b) ...................  11.500%    12/15/2006            100,000                    99,500
                                                                                                       --------------
                                                                                                              173,375
   OIL & GAS -- (3.5%)
      Continental Resources, Inc. ...............  10.250%    08/01/2009            100,000                    83,500
      Dailey International, Inc. ................   9.500%    02/15/2008            100,000                    47,000
      Forcenergy Gas Exploration, Inc. ..........   9.500%    11/01/2006            150,000                   116,250
                                                    8.500%    02/15/2007             50,000                    37,250
      Nuevo Energy Company ......................   8.875%    06/01/2008            100,000                    97,500

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST     MATURITY        PRINCIPAL
             AND TITLE OF ISSUE                      RATE         DATE           AMOUNT                    VALUE
             ------------------                      ----         ----           ------                    -----
CORPORATE BONDS
   OIL & GAS -- (CONTINUED)
      Ocean Energy, Inc. ........................  10.375%    10/15/2005     $       75,000            $       77,625
      Pride Petroleum Services, Inc. ............   9.375%    05/01/2007            150,000                   140,250
      The Houston Exploration Company ...........   8.625%    01/01/2008             75,000                    73,875
      Universal Compression, Inc. (a) ...........  11.911%    02/15/2008            125,000                    71,875
                                                                                                       --------------
                                                                                                              745,125
   PRINTING & PUBLISHING -- (0.9%)
      Hollinger International Publishing, Inc. ..   9.250%    03/15/2007            175,000                   185,500
                                                                                                       --------------

   RETAILERS -- (0.2%)
      Leslie's Poolmart, Inc. ...................  10.375%    07/15/2004             50,000                    51,750
                                                                                                       --------------

   SERVICES -- (0.7%)
      Coinmach Corporation ......................  11.750%    11/15/2005             50,000                    55,375
      Sitel Corporation .........................   9.250%    03/15/2006            100,000                    90,500
                                                                                                       --------------
                                                                                                              145,875
   STEEL -- (0.3%)
      Metals USA, Inc. ..........................   8.625%    02/15/2008             75,000                    70,875
                                                                                                       --------------

   SURFACE TRANSPORTATION -- (2.7%)
      Gearbulk Holdings Ltd. ....................  11.250%    12/01/2004            150,000                   159,000
      Statia Terminals International N.V. .......  11.750%    11/15/2003            100,000                   100,500
      Stena AB ..................................  10.500%    12/15/2005            175,000                   181,563
                                                    8.750%    06/15/2007             50,000                    47,875
      StenaLine AB ..............................  10.625%    06/01/2008             50,000                    45,250
      The Holt Group, Inc.  (b) .................   9.750%    01/15/2006             75,000                    52,875
                                                                                                       --------------
                                                                                                              587,063
   TELECOMMUNICATIONS -- (11.5%)
      Call-Net Enterprises, Inc. (a) ............  10.790%    08/15/2007            225,000                   145,125
                                                   10.385%    08/15/2008            100,000                    59,250
      E. Spire Communications, Inc. (a)..........  16.134%    11/01/2005             50,000                    33,750
                                                   13.750%    07/15/2007             50,000                    49,250
      Esprit Telecommunication Group Plc ........  11.500%    12/15/2007             50,000                    52,000
      Hermes Europe Railtel B.V. ................  11.500%    08/15/2007            200,000                   213,000
      ICG Holdings, Inc. (a) ....................  12.798%    05/01/2006             50,000                    37,094
      ICG Services, Inc. (a) ....................  12.900%    05/01/2008            125,000                    64,904
      IXC Communications, Inc. ..................   9.000%    04/15/2008            100,000                   100,625
      Level 3 Communications, Inc. ..............   9.125%    05/01/2008            300,000                   299,250
                                          (a),(b)  10.856%    12/01/2008            150,000                    88,125
      Metronet Communications Corporation........  12.000%    08/15/2007            100,000                   109,250
                                              (a)  11.063%    11/01/2007             75,000                    49,125
                                              (a)  10.579%    06/15/2008            150,000                    92,625
                                              (b)  10.625%    11/01/2008             75,000                    79,875
      NEXTEL International, Inc. (a) ............  15.468%    04/15/2008             75,000                    35,166
      Pathnet, Inc. .............................  12.250%    04/15/2008            100,000                    76,000
      PSInet, Inc. ..............................  10.000%    02/15/2005            100,000                    99,500

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER                        INTEREST     MATURITY        PRINCIPAL
             AND TITLE OF ISSUE                        RATE         DATE           AMOUNT                    VALUE
             ------------------                        ----         ----           ------                    -----
CORPORATE BONDS
   TELECOMMUNICATIONS -- (CONTINUED)
      PSInet, Inc. ...........................(b)    11.500%    11/01/2008      $      50,000            $       52,000
      Qwest Communications International, ..Inc.     10.875%    04/01/2007             65,000                    75,075
                                              (a)     8.051%    10/15/2007            175,000                   137,375
                                              (b)     7.500%    11/01/2008            100,000                   105,000
      Telecommunications Techniques Company .....     9.750%    05/15/2008            125,000                   121,875
      Teligent, Inc. ............................    11.500%    12/01/2007            150,000                   138,750
      United States Xchange LLC .................    15.000%    07/01/2008             50,000                    52,625
      Viatel, Inc. ..............................    11.250%    04/15/2008             75,000                    75,375
                                              (a)    13.073%    04/15/2008             50,000                    28,500
                                                                                                         --------------
                                                                                                              2,470,489
   TELECOMMUNICATIONS & CELLULAR -- (10.5%)
      Americian Cellular Corporation  (b) .......    10.500%    05/15/2008            125,000                   124,375
      Centennial Cellular Corporation (b) .......    10.750%    12/15/2008             75,000                    75,750
      Intermedia Communications of Florida,
         Inc. (a) ...............................    11.699%    05/15/2006            200,000                   157,500
                                              (a)    10.940%    07/15/2007            125,000                    86,875
      Intermedia Communications, Inc. ...........     8.600%    06/01/2008             75,000                    71,625
      McLeodUSA, Inc. (b) .......................     9.794%    03/01/2007            150,000                   114,000
                                                      9.250%    07/15/2007             50,000                    51,375
                                                      8.375%    03/15/2008             50,000                    50,500
                                                      9.500%    11/01/2008             50,000                    53,500
      Metromedia Fiber Network, Inc.  (b) .......    10.000%    11/15/2008             50,000                    51,625
      Millicom International Cellular S.A.  (a) .    14.055%    06/01/2006            200,000                   141,500
      NEXTEL Communications, Inc.  (a) ..........    11.305%    09/15/2007            300,000                   195,000
                                              (a)    11.288%    02/15/2008            200,000                   121,000
      Nextlink Communications, Inc. .............     9.625%    10/01/2007             50,000                    48,875
                                                      9.000%    03/15/2008             75,000                    69,937
                                              (a)    11.339%    04/15/2008             50,000                    29,000
      Orange Plc ................................     8.000%    08/01/2008            125,000                   125,625
      Paging Network, Inc. ......................    10.000%    10/15/2008            200,000                   194,000
      Rogers Cantel Mobile Communications, Inc.       8.800%    10/01/2007            150,000                   152,062
      Telesystem International Wireless, Inc. (a)    19.194%    06/30/2007            200,000                    86,000
                                              (a)    18.865%    11/01/2007             50,000                    18,500
      Triton PCS, Inc.  (a) .....................    14.703%    05/01/2008            175,000                    82,688
      USA Mobile Communications, Inc. ...........     9.500%    02/01/2004            125,000                   113,750
      Verio, Inc.  (b) ..........................    11.250%    12/01/2008             50,000                    50,750
                                                                                                         --------------
                                                                                                              2,265,812
   UTILITIES -- (0.8%)
      El Paso Electric Company ..................     9.400%    05/01/2011             50,000                    56,772
      Niagara Mohawk Power Corporation (a) ......     7.224%    07/01/2010            150,000                   116,647
                                                                                                         --------------
                                                                                                                173,419
                                                                                                         --------------
         TOTAL CORPORATE BONDS --
            (Cost $18,657,787)                                                                   86.2%       18,553,547
                                                                                                         --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                 VALUE
             ------------------                                                      ------                 -----
PREFERRED STOCKS
   BANKS -- (0.1%)
      California Federal Preferred Capital Corporation, 9.125% .................      1,000            $       25,313
                                                                                                       --------------

   BROADCAST RADIO & TELEVISION -- (1.7%)
      Benedek Communications Corporation,11.50% ................................         75                    60,375
      Capstar Broadcasting Partners, Inc., Sr., 12.00% .........................        597                    71,763
      Cumulus Media, Inc., Sr., 13.75% (c) .....................................         52                    56,160
      SFX Broadcasting, Inc., Exch., Series E, 12.625% .........................        565                    68,082
      Sinclair Broadcast Group, Inc., 11.625% ..................................      1,050                   111,300
                                                                                                       --------------
                                                                                                              367,680
   CABLE TELEVISION -- (0.7%)
      Pegasus Communications Corporation, PIK, Series A, 12.75% ................        145                   139,925
                                                                                                       --------------

   FOOD SERVICES -- (0.1%)
      Nebco Evans Holding Company, Exch.,11.25% ................................        270                    13,635
                                                                                                       --------------

   INDUSTRIAL PRODUCTS & EQUIPMENT -- (0.3%)
      Fairfield Manufacturing Company, Inc., Exch., 11.25% (c) .................         75                    72,375
                                                                                                       --------------

   PRINTING & PUBLISHING -- (1.2%)
      Primedia, Inc., Exch., Series D,10.00% ...................................        750                    77,625
      Primedia, Inc., Exch., Series E, 9.20% (c) ...............................      1,850                   182,225
                                                                                                       --------------
                                                                                                              259,850
   TELECOMMUNICATIONS -- (0.0%)
      Viatel, Inc., Conv., PIK, 10.00% .........................................         63                     6,946
                                                                                                       --------------

   TELECOMMUNICATIONS & CELLULAR -- (0.4%)
      NEXTEL Communications, Inc., 13.00% ......................................         55                    57,062
      NEXTEL Communications, Inc., Exch.,11.125% ...............................         25                    21,625
                                                                                                       --------------
                                                                                                               78,687
   UTILITIES -- (0.3%)
      El Paso Electric Company, PIK,11.40% .....................................        675                    72,563
                                                                                                       --------------

         TOTAL PREFERRED STOCKS -- (Cost $981,945)                                              4.8%        1,036,974
                                                                                                       --------------


COMMON STOCKS
   CABLE TELEVISION -- (0.0%)
      CS Wireless Systems, Inc. (b),(c) ........................................         13                         0
      Pegasus Communications Corporation (c) ...................................        112                     2,807
                                                                                                       --------------
                                                                                                                2,807
   PRINTING & PUBLISHING -- (0.2%)
      Affiliated Newspaper Investments, Inc. (c) ...............................        250                    37,500
                                                                                                       --------------

         TOTAL COMMON STOCKS -- (Cost $99)                                                      0.2%           40,307
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                  VALUE
             ------------------                                                     ------                  -----
WARRANTS
   BUSINESS EQUIPMENT & SERVICES -- (0.0%)
      Electronic Retailing Systems International, Inc. (c) .....................         50            $          250
                                                                                                        -------------

   CABLE TELEVISION -- (0.0%)
      Australis Holdings Property Ltd. (c) .....................................         50                         0
      Diva Systems Corporation .................................................        150                         0
      Pegasus Communications Corporation (c) ...................................         75                     1,537
      UIH Australia/Pacific, Inc. (c) ..........................................        125                         0
      Wireless One, Inc. (c) ...................................................        150                         0
                                                                                                       --------------
                                                                                                                1,537
   CONSUMER PRODUCTS -- (0.0%)
      IHF Capital, Inc.  (b),(c) ...............................................        100                        50
                                                                                                       --------------

   STEEL -- (0.0%)
      Bar Technologies, Inc. (b),(c) ...........................................         25                     1,375
                                                                                                       --------------

   TELECOMMUNICATIONS -- (0.0%)
      Metronet Communications Corporation (b),(c) ..............................        100                     4,378
      Pathnet, Inc. ............................................................        100                         0
                                                                                                       --------------
                                                                                                                4,378
   TELECOMMUNICATIONS & CELLULAR -- (0.1%)
      Cellular Communications International, Inc. (c) ..........................        100                     6,200
      NEXTEL Communications, Inc. (c) ..........................................        100                         1
                                                                                                       --------------
                                                                                                                6,201
                                                                                                       --------------
         TOTAL WARRANTS -- (Cost $1,408)                                                        0.1%           13,791
                                                                                                       --------------

                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (1.1%)
      State Street Bank and Trust Company (d) ...   3.750%    01/04/1999       $    232,097                   232,000
                                                                                                       --------------

         TOTAL SHORT TERM INVESTMENT --
            (Cost $232,000)                                                                     1.1%          232,000
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $19,873,239)                                                        92.4%       19,876,619
OTHER ASSETS LESS LIABILITIES --                                                                7.6%        1,639,445
                                                                                              -----    --------------
NET ASSETS --                                                                                 100.0%   $   21,516,064
                                                                                              =====    ==============

(a)   Step bond. Interest rate shown represents yield to maturity.

(b) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities aggregated $2,068,490 or 9.61% of the net assets of the Portfolio.

(c)   Non-income producing security.

(d) The agreement with State Street Bank & Trust Company, dated 12/31/98, bearing 3.75% interest, to be repurchased at $232,097 on 01/04/99 is fully collateralized by a United States Treasury Bond, 6.625%, 03/31/02, with a value of $241,705.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998

                   NAME OF ISSUER                           INTEREST       MATURITY         PRINCIPAL
                 AND TITLE OF ISSUE                           RATE           DATE             AMOUNT                      VALUE
                 ------------------                           ----           ----             ------                      -----
GOVERNMENT AND AGENCY SECURITIES
   MORTGAGE BACKED SECURITIES -- (31.1%)
       FHA Insured Project Loan .........................    3.025%      11/01/2006       $     333,252              $      313,050
                                                             7.500%      11/15/2030             270,551                     279,344
       FHLMC Participation Certificates .................    8.500%      01/01/2003              78,111                      80,773
                                                            10.000%      10/01/2005              63,257                      67,869
                                                             9.500%      04/01/2007              62,399                      65,698
                                                             9.000%      06/01/2016             111,549                     119,621
                                                             7.625%      08/25/2022             213,697                     213,764
                                                             6.250%      09/15/2022             200,000                     201,607
                                                      (a)    8.137%      08/01/2025             147,139                     152,288
       FNMA Guaranteed Real Estate Mortgage
           Investment Pass-Thru Certificates ............    6.740%      08/25/2007             300,000                     317,111
                                                             8.400%      02/25/2009             290,000                     306,349
                                                             6.000%      09/01/2012             159,222                     159,907
                                                      (a)    7.299%      08/17/2018             235,000                     253,750
                                                             9.500%      03/25/2019             503,166                     544,663
                                                            10.000%      04/01/2020              85,755                      93,122
                                                      (a)    6.487%      04/01/2020             104,273                     104,088
                                                             7.000%      06/25/2022             400,323                     406,074
                                                      (a)    6.150%      11/01/2035             398,446                     400,900
       GNMA Guaranteed Pass-Thru Certificates............    9.000%      12/15/2006             124,351                     131,408
                                                             9.000%      01/15/2008             168,837                     176,113
                                                      (a)    6.875%      03/20/2018             219,880                     225,111
                                                             7.500%      04/15/2024             187,462                     193,496
                                                                                                                         ----------
                                                                                                                          4,806,106
   U.S. GOVERNMENT SECURITIES -- (52.9%)
       U.S. Treasury Bonds ..............................   11.625%      11/15/2004             315,000                     424,266
                                                             7.250%      05/15/2016             480,000                     582,450
                                                             7.500%      11/15/2024             115,000                     149,141
                                                             6.125%      11/15/2027           1,145,000                   1,282,758
       U.S. Treasury Notes ..............................    6.000%      08/15/2000           1,400,000                   1,429,313
                                                             5.500%      12/31/2000             235,000                     238,966
                                                             5.875%      11/30/2001             560,000                     578,725
                                                             6.250%      08/31/2002             650,000                     683,313
                                                             7.875%      11/15/2004           1,275,000                   1,477,406
                                                             7.000%      07/15/2006             220,000                     250,594
                                                             6.125%      08/15/2007             265,000                     289,678
                                                             5.625%      05/15/2008             750,000                     800,391
                                                                                                                         ----------
                                                                                                                          8,187,001
                                                                                                                         ----------
           TOTAL GOVERNMENT AND AGENCY SECURITIES --
             (Cost $12,848,491)                                                                                84.0%     12,993,107
                                                                                                                         ----------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 1998
                                   -CONTINUED-

                   NAME OF ISSUER                           INTEREST       MATURITY         PRINCIPAL
                 AND TITLE OF ISSUE                           RATE           DATE             AMOUNT                      VALUE
                 ------------------                           ----           ----             ------                      -----
CORPORATE BONDS
   BANKS -- (2.5%)
       GS Escrow Corporation (b).........................    7.000%      08/01/2003       $     390,000              $      382,552
                                                                                                                     --------------

   BROADCASTING -- (2.2%)
       Time Warner, Inc. ................................    8.110%      08/15/2006             300,000                     343,455
                                                                                                                     --------------

   REAL ESTATE -- (1.3%)
       Colonial Realty LP ...............................    7.000%      07/14/2007             215,000                     206,097
                                                                                                                     --------------

           TOTAL CORPORATE BONDS -- (Cost $931,421)                                                           6.0%          932,104
                                                                                                                     --------------

MUNICIPAL BOND
       New Jersey Economic Development Authority ........    7.425%      02/15/2029             100,000                     117,001
                                                                                                                     --------------

           TOTAL MUNICIPAL BOND-(Cost $100,000)                                                               0.8%          117,001
                                                                                                                     --------------

NON-AGENCY MORTGAGES AND ASSET BACKED
       Community Program Loan ...........................    4.500%      04/01/2029             340,000                     277,525
                                                                                                                     --------------

           TOTAL NON-AGENCY MORTGAGES AND
             ASSET BACKED-(Cost $254,044)                                                                     1.8%          277,525
                                                                                                                     --------------


                                                                                              MATURITY
                                                                                               AMOUNT
                                                                                               ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (6.8%)
       State Street Bank and Trust Company (c)...........    4.000%      01/04/1999       $    1,051,467                  1,051,000
                                                                                                                      -------------

           TOTAL SHORT TERM INVESTMENT --
             (Cost $1,051,000)                                                                                6.8%       1,051,000
                                                                                                                      -------------

TOTAL INVESTMENTS -- (Cost $15,184,956)                                                                       99.4%      15,370,737
OTHER ASSETS LESS LIABILITIES --                                                                               0.6%          99,665
                                                                                                             -----    -------------
NET ASSETS --                                                                                                100.0%   $  15,470,402
                                                                                                             =====    =============


(a) Variable rate instrument. Interest rate is the rate in effect at December 31, 1998.

(b) Pursuant to Rule 144A under the Securities Act of 1933, this security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, this security was $382,552 or 2.47% of the net assets of the Portfolio.

(c) The agreement with State Street Bank & Trust Company, dated 12/31/98, bearing 4.00% interest, to be repurchased at $1,051,467 on 1/4/99 is fully collateralized by a United States Treasury Bond, 13.25%, 05/15/14, with a value of $1,078,940.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 1998

                                                                         SMALL CAP            WORLD
                                                                          GROWTH              EQUITY             GROWTH
                                                                         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                                         ---------           ---------          ---------
ASSETS
   Investments - securities, at value ..........................       $ 14,120,249        $ 23,953,965        $ 83,734,272
   Investments - repurchase agreements .........................            805,000                   0             722,000
   Foreign currency holdings, at value (cost $1,497) ...........                  0               1,497                   0
   Cash ........................................................                615              15,860                 277
   Income receivable ...........................................                201              11,245              35,921
   Receivable for securities sold ..............................            147,359              88,107             984,959
   Receivable for trust shares sold ............................             19,845                   0               3,594
   Prepaid expenses ............................................              2,988               4,695              13,128
   Foreign income tax reclaim receivable .......................                  0              24,978                   0
   Due from adviser ............................................             11,815              20,953                   0
                                                                       ------------        ------------        ------------
       TOTAL ASSETS ............................................         15,108,072          24,121,300          85,494,151
LIABILITIES
   Payable for securities purchased ............................            381,796             465,461             487,801
   Unrealized depreciation on forward currency
        contracts ..............................................                  0              64,671                   0
   Advisory fee payable ........................................             18,045              25,969              88,927
   Accounts payable and accrued expenses .......................             70,151              46,115              53,979
   Payable for trust shares redeemed ...........................                  0             118,981                   0
                                                                       ------------        ------------        ------------
       TOTAL LIABILITIES .......................................            469,992             721,197             630,707
                                                                       ------------        ------------        ------------
           TOTAL NET ASSETS ....................................       $ 14,638,080        $ 23,400,103        $ 84,863,444
                                                                       ============        ============        ============
NET ASSETS
   Capital paid - in ...........................................       $ 12,551,893        $ 19,906,395        $ 49,636,463
   Undistributed (distributions in
        excess of) net investment income .......................                  0            (386,734)                  0
   Accumulated net realized gain (loss) on
        investments and foreign currency transactions ..........         (1,798,489)             41,397           2,409,041
   Net unrealized appreciation (depreciation) of:
        Investments ............................................          3,884,676           3,902,237          32,817,940
        Foreign currency .......................................                  0             (63,192)                  0
                                                                       ------------        ------------        ------------
           TOTAL NET ASSETS ....................................       $ 14,638,080        $ 23,400,103        $ 84,863,444
                                                                       ============        ============        ============
NET ASSET VALUE PER SHARE (based on shares of beneficial interest outstanding, unlimited number of shares
   authorized without par value) ...............................       $     15.098        $     13.618        $     41.004
   Total shares outstanding at end of period ...................            969,569           1,718,268           2,069,652
   Cost of investment securities ...............................       $ 11,040,573        $ 20,051,728        $ 51,638,332


See notes to financial statements.

  MATRIX                   GROWTH &              MULTIPLE               HIGH INCOME           U.S. GOVERNMENT
  EQUITY                   INCOME               STRATEGIES                 BOND                     BOND
 PORTFOLIO               PORTFOLIO               PORTFOLIO               PORTFOLIO                PORTFOLIO
------------            ------------            ------------            ------------             ------------
$ 22,304,904            $ 25,525,548            $ 42,316,559            $ 19,644,619             $ 14,319,737
           0               2,662,000                 780,000                 232,000                1,051,000
           0                       0                       0                       0                        0
       2,626                     535                     146               1,396,043                      696
      22,118                  39,649                  76,597                 352,366                  163,508
     394,967                 229,863                 332,096                   1,369                    1,676
           0                       0                       0                       0                        0
       3,283                   5,271                   6,896                   3,993                    1,970
           0                   5,920                       0                       0                        0
       7,409                   3,496                       0                   6,269                   13,914
------------            ------------            ------------            ------------             ------------
  22,735,307              28,472,282              43,512,294              21,636,659               15,552,501

     340,737                 138,130                  22,764                       0                        0

           0                       0                       0                       0                        0
      22,812                  33,495                  46,075                  24,917                   15,475
      53,179                  55,006                  42,195                  45,303                   43,954
      67,719                 101,987                 104,948                  50,375                   22,670
------------            ------------            ------------            ------------             ------------
     484,447                 328,618                 215,982                 120,595                   82,099
------------            ------------            ------------            ------------             ------------
$ 22,250,860            $ 28,143,664            $ 43,296,312            $ 21,516,064             $ 15,470,402
============            ============            ============            ============             ============

$ 17,882,926            $ 24,205,289            $ 27,312,879            $ 21,773,180             $ 15,279,082

           0                     694                       0                (281,489)                     467

     368,183                 570,220               1,281,576                  20,993                    5,072

   3,999,751               3,367,461              14,701,857                   3,380                  185,781
           0                       0                       0                       0                        0
------------            ------------            ------------            ------------             ------------
$ 22,250,860            $ 28,143,664            $ 43,296,312            $ 21,516,064             $ 15,470,402
============            ============            ============            ============             ============



$     16.351            $     15.901            $     17.143            $      9.165             $     10.322
   1,360,804               1,769,884               2,525,550               2,347,521                1,498,751
$ 18,305,153            $ 24,820,087            $ 28,394,702            $ 19,873,239             $ 15,184,956

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1998

                                                                      SMALL CAP                  WORLD
                                                                       GROWTH                    EQUITY                  GROWTH
                                                                      PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                                                      ---------                 ---------               ---------
INVESTMENT INCOME
   Dividend income ......................................            $      8,958             $    328,214             $    320,168
   Interest income ......................................                  13,516                   63,382                  122,457
   Foreign taxes withheld ...............................                       0                  (35,666)                       0
                                                                     ------------             ------------             ------------
       TOTAL INCOME ........................................               22,474                  355,930                  442,625
EXPENSES
   Investment management fee ...............................              126,469                  169,949                  490,627
   Administrative fee ......................................               26,162                   41,050                  114,116
   Custodian fee ...........................................               74,704                  103,467                   61,748
   Audit fee and expenses ..................................               15,750                   15,750                   15,750
   Legal fee ...............................................                5,250                    5,250                    5,250
   Printing expenses .......................................                6,250                    6,250                    6,250
   Trustees fee and expenses ...............................               10,500                   10,500                   10,500
   Transfer agent fee ......................................                4,000                    1,800                    1,800
   Insurance ...............................................                3,828                    5,829                   14,062
   Other ...................................................                  768                    7,624                    2,822
                                                                     ------------             ------------             ------------
     TOTAL EXPENSES ........................................              273,681                  367,469                  722,925
                                                                     ------------             ------------             ------------
   Expenses borne by the adviser ...........................              (71,605)                 (72,485)                       0
   Expense reductions ......................................               (1,215)                  (3,643)                  (6,221)
                                                                     ------------             ------------             ------------
     NET EXPENSES ..........................................              200,861                  291,341                  716,704
                                                                     ------------             ------------             ------------
        NET INVESTMENT INCOME (LOSS) .......................             (178,387)                  64,589                 (274,079)
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments ....................           (1,643,534)               1,634,127               11,544,968
Net realized gain (loss) on foreign currency transactions...                    0                    8,967                        0
Change in unrealized appreciation (depreciation) of:
   Investments .............................................            1,647,584                   46,584               10,132,342
   Foreign currency ........................................                    0                 (335,881)                       0
                                                                     ------------             ------------             ------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ...............                4,050                1,353,797               21,677,310
                                                                     ------------             ------------             ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............................         $   (174,337)            $  1,418,386             $ 21,403,231
                                                                     ============             ============             ============


See notes to financial statements.

 MATRIX                  GROWTH &                MULTIPLE               HIGH INCOME           U.S. GOVERNMENT
 EQUITY                   INCOME                STRATEGIES                 BOND                    BOND
PORTFOLIO                PORTFOLIO               PORTFOLIO               PORTFOLIO               PORTFOLIO
-----------             -----------             -----------             -----------             -----------
$   251,223             $   392,394             $   136,489             $    77,387             $         0
     22,985                 137,984                 475,357               1,552,855                 716,239
          0                  (7,803)                      0                    (576)                      0
-----------             -----------             -----------             -----------             -----------
    274,208                 522,575                 611,846               1,629,666                 716,239

    117,982                 201,099                 259,847                 141,078                  68,415
     31,280                  44,941                  61,176                  34,617                  21,023
     76,580                  65,366                  57,365                  74,218                  49,284
     15,749                  15,750                  15,750                  15,750                  15,750
      5,250                   5,250                   5,250                   5,250                   5,250
      6,238                   6,250                   6,250                   6,250                   6,250
     10,500                  10,500                  10,500                  10,499                  10,500
      1,797                   3,600                   1,800                   1,800                   1,800
      3,258                   3,637                   7,733                   3,429                   2,190
        712                     799                   1,553                     688                     442
-----------             -----------             -----------             -----------             -----------
    269,346                 357,192                 427,224                 293,579                 180,904
-----------             -----------             -----------             -----------             -----------
    (58,686)                (20,854)                   (325)                (49,963)                (84,085)
     (1,923)                 (1,173)                   (153)                 (1,769)                   (300)
-----------             -----------             -----------             -----------             -----------
    208,737                 335,165                 426,746                 241,847                  96,519
-----------             -----------             -----------             -----------             -----------
     65,471                 187,410                 185,100               1,387,819                 619,720


  1,112,486               1,029,650               3,693,846                 595,756                 269,972
          0                     (11)                      0                       0                       0

  2,335,203               1,018,985               6,061,258              (1,312,647)                (75,641)
          0                       0                       0                       0                       0
-----------             -----------             -----------             -----------             -----------
  3,447,689               2,048,624               9,755,104                (716,891)                194,331
-----------             -----------             -----------             -----------             -----------

$ 3,513,160             $ 2,236,034             $ 9,940,204             $   670,928             $   814,051
===========             ===========             ===========             ===========             ===========

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     SMALL CAP GROWTH PORTFOLIO
                                                                                YEAR ENDED                YEAR ENDED
                                                                                  12/31/98                 12/31/97
                                                                                ------------             ------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
     Net investment income (loss) ..................................            $   (178,387)            $   (178,639)
     Net realized gain (loss) on investments .......................              (1,643,534)                 484,519
     Net realized gain (loss) on foreign currency transactions .....                       0                        0
     Change in unrealized appreciation (depreciation) of:
       Investments .................................................               1,647,584                  231,867
       Foreign currency ............................................                       0                        0
                                                                                ------------             ------------
     Net increase (decrease) in net assets resulting from operations                (174,337)                 537,747

   Dividends and distributions to Shareholders from:
     Net investment income .........................................                       0                        0
     Net realized gain on investments ..............................                       0                 (489,944)
     In excess of net investment income ............................                       0                        0
     In excess of net realized gain on investments .................                       0                 (144,232)
                                                                                ------------             ------------
     Net decrease in net assets resulting from distributions .......                       0                 (634,176)

   Trust share transactions:
     Shares sold ...................................................               7,082,026               11,425,373
     Shares issued to shareholders in reinvestments ................                       0                  634,176
     Shares repurchased ............................................             (10,523,136)              (7,512,702)
                                                                                ------------             ------------
     Net increase (decrease) in net assets resulting from
       trust share transactions ....................................              (3,441,110)               4,546,847
                                                                                ------------             ------------
     Total increase (decrease) in net assets .......................              (3,615,447)               4,450,418
   Net assets
     Beginning of year .............................................              18,253,527               13,803,109
                                                                                ------------             ------------
     END OF YEAR (1) ...............................................            $ 14,638,080             $ 18,253,527
                                                                                ============             ============

     (1) Including undistributed (distributions in
     excess of) net investment income ..............................            $          0             $          0

CHANGE IN FUND SHARES:
     Shares sold ...................................................                 504,990                  747,354
     Shares issued to shareholders in reinvestments ................                       0                   42,547
     Shares repurchased ............................................                (707,191)                (478,142)
                                                                                ------------             ------------
       Net (decrease) increase .....................................                (202,201)                 311,759
                                                                                ============             ============


See notes to financial statements.

       WORLD EQUITY PORTFOLIO                           GROWTH PORTFOLIO                          MATRIX EQUITY PORTFOLIO
  YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED             YEAR ENDED             YEAR ENDED
   12/31/98               12/31/97               12/31/98              12/31/97               12/31/98               12/31/97
   --------               --------               --------              --------               --------               --------
$     64,589           $     64,509           $   (274,079)          $   (154,536)          $     65,471           $    232,683
   1,634,127              2,871,387             11,544,968              5,049,584              1,112,486              3,205,511
       8,967                364,843                      0                     18                      0                      0

      46,584             (1,085,449)            10,132,342              7,861,793              2,335,203               (602,094)
    (335,881)               210,514                      0                      0                      0                      0
------------           ------------           ------------           ------------           ------------           ------------
   1,418,386              2,425,804             21,403,231             12,756,859              3,513,160              2,836,100


    (261,531)              (247,476)                     0                      0                (65,471)              (232,797)
  (1,363,543)            (3,143,419)            (9,536,196)            (5,388,137)            (1,024,778)            (3,143,585)
    (278,838)              (192,080)                     0                      0                (53,864)                     0
           0               (145,806)                     0                      0                      0                      0
------------           ------------           ------------           ------------           ------------           ------------
  (1,903,912)            (3,728,781)            (9,536,196)            (5,388,137)            (1,144,113)            (3,376,382)


  10,235,565              6,457,778             12,710,333             12,611,360              6,573,307              1,797,770
   1,903,912              3,728,781              9,536,196              5,388,138              1,144,113              3,376,382
 (13,025,399)            (8,646,191)           (14,522,739)           (14,660,353)            (2,356,812)            (4,560,270)
------------           ------------           ------------           ------------           ------------           ------------

    (885,922)             1,540,368              7,723,790              3,339,145              5,360,608                613,882
------------           ------------           ------------           ------------           ------------           ------------
  (1,371,448)               237,391             19,590,825             10,707,867              7,729,655                 73,600

  24,771,551             24,534,160             65,272,619             54,564,752             14,521,205             14,447,605
------------           ------------           ------------           ------------           ------------           ------------
$ 23,400,103           $ 24,771,551           $ 84,863,444           $ 65,272,619           $ 22,250,860           $ 14,521,205
============           ============           ============           ============           ============           ============


$   (386,734)          $    (28,529)          $          0           $          0           $          0           $     50,309


     692,396                403,152                341,748                367,894                427,178                104,446
     138,416                266,229                235,070                158,068                 70,970                237,431
    (871,336)              (539,499)              (388,098)              (426,876)              (154,561)              (271,817)
------------           ------------           ------------           ------------           ------------           ------------
     (40,524)               129,882                188,720                 99,086                343,587                 70,060
============           ============           ============           ============           ============           ============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS
                                   -CONTINUED-


                                                                                      GROWTH & INCOME PORTFOLIO
                                                                                 YEAR ENDED               YEAR ENDED
                                                                                  12/31/98                 12/31/97
                                                                                ------------             ------------
INCREASE (DECREASE) IN NET ASSETS
   From operations:
     Net investment income (loss) .....................................         $    187,410             $    167,722
     Net realized gain (loss) on investments ..........................            1,029,650                1,907,739
     Net realized gain (loss) on foreign currency transactions ........                  (11)                       0
     Change in unrealized appreciation (depreciation) of:
       Investments ....................................................            1,018,985                1,748,714
                                                                                ------------             ------------
     Net increase (decrease) in net assets resulting from operations               2,236,034                3,824,175

   Dividends and distributions to Shareholders from:
     Net investment income ............................................             (185,661)                (166,959)
     Net realized gain on investments .................................             (622,669)              (1,588,279)
     In excess of net investment income ...............................               (8,816)                       0
     In excess of net realized gain on investments ....................                    0                        0
                                                                                ------------             ------------
     Net decrease in net assets resulting from distributions ..........             (817,146)              (1,755,238)

   Trust share transactions:
     Shares sold ......................................................           14,032,668                9,350,713
     Shares issued to shareholders in reinvestments ...................              817,146                1,755,239
     Shares repurchased ...............................................           (9,186,505)              (2,413,468)
                                                                                ------------             ------------
     Net increase (decrease) in net assets resulting from
       trust share transactions .......................................            5,663,309                8,692,484
                                                                                ------------             ------------
     Total increase (decrease) in net assets ..........................            7,082,197               10,761,421
   Net assets
     Beginning of year ................................................           21,061,467               10,300,046
                                                                                ------------             ------------
     END OF YEAR (1) ..................................................         $ 28,143,664             $ 21,061,467
                                                                                ============             ============

     (1) Including undistributed (distributions in
     excess of) net investment income .................................         $        694             $        763

CHANGE IN FUND SHARES:
     Shares sold ......................................................              897,454                  662,608
     Shares issued to shareholders in reinvestments ...................               51,415                  122,683
     Shares repurchased ...............................................             (624,788)                (168,745)
                                                                                ------------             ------------
       Net (decrease) increase ........................................              324,081                  616,546
                                                                                ============             ============


See notes to financial statements.

   MULTIPLE STRATEGIES PORTFOLIO                  HIGH INCOME BOND PORTFOLIO                 U.S. GOVERNMENT BOND PORTFOLIO
  YEAR ENDED            YEAR ENDED             YEAR ENDED             YEAR ENDED            YEAR ENDED             YEAR ENDED
   12/31/98              12/31/97               12/31/98               12/31/97               12/31/98               12/31/97
------------           ------------           ------------           ------------           ------------           ------------
$    185,100           $    235,173           $  1,387,819           $  1,076,184           $    619,720           $    562,674
   3,693,846              2,477,484                595,756                (33,655)               269,972                 39,088
           0                      7                      0                      0                      0                      0

   6,061,258              3,813,895             (1,312,647)               888,853                (75,641)               238,876
------------           ------------           ------------           ------------           ------------           ------------
   9,940,204              6,526,559                670,928              1,931,382                814,051                840,638


    (183,824)              (235,173)            (1,387,819)            (1,167,386)              (599,416)              (552,823)
  (2,499,972)            (2,650,474)               (21,504)                     0               (269,972)               (59,836)
        (610)                   (22)              (295,487)               (17,411)               (10,635)                     0
           0                      0                      0                      0                 (2,866)               (19,087)
------------           ------------           ------------           ------------           ------------           ------------
  (2,684,406)            (2,885,669)            (1,704,810)            (1,184,797)              (882,889)              (631,746)


   6,809,962              9,697,302             13,842,830             12,288,479             12,659,425              1,631,131
   2,684,406              2,885,670              1,704,810              1,184,796                882,889                631,746
  (8,572,541)           (12,988,684)           (10,913,520)            (9,138,545)            (7,682,181)            (3,526,283)
------------           ------------           ------------           ------------           ------------           ------------

     921,827               (405,712)             4,634,120              4,334,730              5,860,133             (1,263,406)
------------           ------------           ------------           ------------           ------------           ------------
   8,177,625              3,235,178              3,600,238              5,081,315              5,791,295             (1,054,514)

  35,118,687             31,883,509             17,915,826             12,834,511              9,679,107             10,733,621
------------           ------------           ------------           ------------           ------------           ------------
$ 43,296,312           $ 35,118,687           $ 21,516,064           $ 17,915,826           $ 15,470,402           $  9,679,107
============           ============           ============           ============           ============           ============


$          0           $          0           $   (281,489)          $    (85,597)          $        467           $      4,929


     453,065                655,204              1,415,009              1,263,456              1,181,963                155,066
     158,139                207,591                185,314                121,580                 85,783                 62,082
    (566,210)              (892,919)            (1,095,976)              (941,065)              (721,568)              (344,656)
------------           ------------           ------------           ------------           ------------           ------------
      44,994                (30,124)               504,347                443,971                546,178               (127,508)
============           ============           ============           ============           ============           ============


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                   YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------           PERIOD ENDED
                                                        1998              1997                 1996           DECEMBER 31, 1995 (1)
                                                    -----------        -----------         -----------            -----------
NET ASSET VALUE AT BEGINNING OF PERIOD .........    $    15.578        $    16.050         $    12.638            $    10.000
INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Loss ......................         (0.000)            (0.152)             (0.091)                (0.042)
      Net Realized and Unrealized Gain
         (losses) on Investments ...............         (0.480)             0.243               3.560                  3.047
                                                    -----------        -----------         -----------            -----------
TOTAL FROM INVESTMENT OPERATIONS ...............         (0.480)             0.091               3.469                  3.005
                                                    -----------        -----------         -----------            -----------
LESS DISTRIBUTIONS:
      From Net Investment Income ...............         (0.000)            (0.000)             (0.000)                (0.000)
      From Net Realized Capital Gains ..........         (0.000)            (0.435)             (0.057)                (0.367)
      In Excess of Net Realized Capital Gains            (0.000)            (0.128)             (0.000)                (0.000)
                                                    -----------        -----------         -----------            -----------
      Total Distributions ......................         (0.000)            (0.563)             (0.057)                (0.367)
                                                    -----------        -----------         -----------            -----------

NET ASSET VALUE AT END OF PERIOD ...............    $    15.098        $    15.578         $    16.050            $    12.638
                                                    ===========        ===========         ===========            ===========

TOTAL RETURN (2) (3) ...........................          (3.12)%             0.73%              27.39%                 30.08% (4)
RATIOS & SUPPLEMENTAL DATA
      Net Assets at End of Period (000's) ......    $    14,638        $    18,254         $    13,803            $     3,813
      Ratios to Average Net Assets:
         Gross Expenses ........................           1.84%              1.79%               2.38%                  9.00% (5)
         Net Expenses ..........................           1.35%              1.35%               1.35%                  1.35% (5)

         Net Investment Income .................          (1.20)%            (1.06)%             (0.90)%                (0.79)% (5)
      Portfolio Turnover Rate ..................         105.35%            104.72%              72.66%                 73.76% (4)


(1)   From commencement of operations May 4, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)   Not annualized.

(5)   Annualized.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                             YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------------
                                                     1998             1997             1996             1995               1994 (1)
                                                 -----------      -----------      -----------      -----------        -----------
NET ASSET VALUE AT BEGINNING OF PERIOD ........  $    14.084      $    15.062      $    13.823      $    11.752        $    11.348
INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income ...................        0.130            0.068            0.016            0.014              0.013
      Net Realized and Unrealized Gain
         on Investments .......................        0.593            1.392            1.647            2.872              1.119
                                                 -----------      -----------      -----------      -----------        -----------
TOTAL FROM INVESTMENT OPERATIONS ..............        0.723            1.460            1.663            2.886              1.132
                                                 -----------      -----------      -----------      -----------        -----------
LESS DISTRIBUTIONS:
      From Net Investment Income ..............       (0.165)          (0.161)          (0.013)          (0.000)            (0.023)
      In Excess of Net Investment Income ......       (0.174)          (0.126)          (0.051)          (0.000)            (0.000)
      From Net Realized Capital Gains .........       (0.850)          (2.056)          (0.360)          (0.815)            (0.698)
      In Excess of Net Realized Capital Gains..       (0.000)          (0.095)          (0.000)          (0.000)            (0.007)
                                                 -----------      -----------      -----------      -----------        -----------
      Total Distributions .....................       (1.189)          (2.438)          (0.424)          (0.815)            (0.728)
                                                 -----------      -----------      -----------      -----------        -----------

NET ASSET VALUE AT END OF PERIOD ..............  $    13.618      $    14.084      $    15.062      $    13.823        $    11.752
                                                 ===========      ===========      ===========      ===========        ===========

TOTAL RETURN (2) (3) ..........................         5.11%            9.98%           12.33%           24.32%             10.02%
RATIOS & SUPPLEMENTAL DATA
      Net Assets at End of Period (000's) .....  $    23,400      $    24,772      $    24,534      $    18,191        $    11,500
      Ratios to average net assets:
         Gross Expenses .......................         1.51%            1.47%            1.50%            1.67%              2.22%
        Net Expenses ..........................         1.20%            1.20%            1.20%            1.20%              1.20%
         Net Investment Income ................         0.27%            0.25%            0.10%            0.12%              0.16%
      Portfolio Turnover Rate .................       150.22%          120.50%           61.14%           97.85%            110.12%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                                           YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------------
                                                 1998             1997             1996             1995             1994 (1)
                                             -----------      -----------      -----------      -----------        -----------
NET ASSET VALUE AT BEGINNING OF PERIOD ....  $    34.702      $    30.623      $    25.866      $    20.056        $    20.390
INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income (Loss) ........       (0.000)          (0.082)          (0.063)           0.007              0.173
      Net Realized and Unrealized Gain
         (Loss) on Investments ............       11.465            7.226            6.736            7.419             (0.335)
                                             -----------      -----------      -----------      -----------        -----------
TOTAL FROM INVESTMENT OPERATIONS ..........       11.465            7.144            6.673            7.426             (0.162)
                                             -----------      -----------      -----------      -----------        -----------
LESS DISTRIBUTIONS:
      From Net Investment Income ..........       (0.000)          (0.000)          (0.000)          (0.173)            (0.086)
      In Excess of Net Investment Income...       (0.000)          (0.000)          (0.002)          (0.000)            (0.000)
      From Net Realized Capital Gains .....       (5.163)          (3.065)          (1.914)          (1.443)            (0.086)
                                             -----------      -----------      -----------      -----------        -----------
      Total Distributions .................       (5.163)          (3.065)          (1.916)          (1.616)            (0.172)
                                             -----------      -----------      -----------      -----------        -----------

NET ASSET VALUE AT END OF PERIOD ..........  $    41.004      $    34.702      $    30.623      $    25.866        $    20.056
                                             ===========      ===========      ===========      ===========        ===========

TOTAL RETURN  (2) (3) .....................        33.29%           23.62%           25.74%           37.12%             (0.79)%
RATIOS & SUPPLEMENTAL DATA
      Net Assets at End of Period (000's)..  $    84,863      $    65,273      $    54,565      $    42,919        $    30,815
      Ratios to Average Net Assets:
         Gross Expenses ...................         1.03%            1.10%            1.17%            1.17%              1.33%
        Net Expenses ......................         1.02%            1.10%            1.17%            1.17%              1.20%
         Net Investment Income ............        (0.39)%          (0.25)%          (0.23)%           0.01%              0.78%
      Portfolio Turnover Rate .............        86.91%           54.74%           67.82%          166.87%            155.12%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                                          YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------------
                                                 1998             1997             1996             1995              1994 (1)
                                             -----------      -----------      -----------      -----------        -----------

NET ASSET VALUE AT BEGINNING OF PERIOD ....  $    14.275      $    15.254      $    15.704      $    12.372        $    14.650
INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income ...............        0.047            0.287            0.659            0.559              0.521
      Net Realized and Unrealized Gain
         (Loss) on Investments ............        2.939            2.965            0.063            3.560             (0.651)
                                             -----------      -----------      -----------      -----------        -----------
TOTAL FROM INVESTMENT OPERATIONS ..........        2.986            3.252            0.722            4.119             (0.130)
                                             -----------      -----------      -----------      -----------        -----------
LESS DISTRIBUTIONS:
      From Net Investment Income ..........       (0.056)          (0.291)          (0.654)          (0.494)            (0.521)
      In Excess of Net Investment Income ..       (0.041)          (0.000)          (0.000)          (0.000)            (0.000)
      From Net Realized Capital Gains .....       (0.813)          (3.940)          (0.518)          (0.293)            (1.627)
                                             -----------      -----------      -----------      -----------        -----------
      Total Distributions .................       (0.910)          (4.231)          (1.172)          (0.787)            (2.148)
                                             -----------      -----------      -----------      -----------        -----------

NET ASSET VALUE AT END OF PERIOD ..........  $    16.351      $    14.275      $    15.254      $    15.704        $    12.372
                                             ===========      ===========      ===========      ===========        ===========

TOTAL RETURN (2) (3) ......................        21.11%           22.05%            4.62%           33.45%             (1.05)%
RATIOS & SUPPLEMENTAL DATA
      Net Assets at End of Period (000's)..  $    22,251      $    14,521      $    14,448      $    16,018        $    12,312
      Ratio to Average Net Assets:
         Gross Expenses ...................         1.48%            1.54%            1.48%            1.51%              1.60%
        Net Expenses ......................         1.15%            1.15%            1.15%            1.15%              1.16%
         Net Investment Income ............         0.36%            1.63%            3.74%            3.89%              3.16%
      Portfolio Turnover Rate .............       138.23%          169.75%           19.41%           48.20%            193.40%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                                             YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                                      1998            1997                1996        DECEMBER 31, 1995 (1)
                                                   ---------      -----------         -----------         ----------

NET ASSET VALUE AT BEGINNING OF PERIOD......      $   14.567      $    12.421         $    11.171         $   10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................           0.112            0.127               0.070              0.045
     Net Realized and Unrealized Gain
        (Loss) on Investments...............           1.696            3.351               1.291              1.266
                                                   ---------      -----------         -----------         ----------
TOTAL FROM INVESTMENT OPERATIONS............           1.808            3.478               1.361              1.311
                                                   ---------      -----------         -----------         ----------
LESS DISTRIBUTIONS:
     From Net Investment Income.............          (0.107)          (0.127)             (0.070)            (0.045)
     In Excess of Net Investment Income.....          (0.005)          (0.000)             (0.001)            (0.000)
     From Net Realized Capital Gains........          (0.362)          (1.205)             (0.040)            (0.095)
                                                   ---------      -----------         -----------         ----------
     Total Distributions....................          (0.474)          (1.332)             (0.111)            (0.140)
                                                   ---------      -----------         -----------         ----------

NET ASSET VALUE AT END OF PERIOD............       $  15.901      $    14.567         $    12.421         $   11.171
                                                   =========      ===========         ===========         ==========

TOTAL RETURN (2) (3)........................           12.43%           28.20%              12.15%             13.09%(4)
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  28,144      $    21,061         $    10,300         $    3,335
     Ratio to Average Net Assets:
        Gross Expenses .....................            1.33%            1.60%               2.63%              7.27%(5)
        Net Expenses........................            1.25%            1.25%               1.25%              1.25%(5)
        Net Investment Income ..............            0.70%            1.05%               0.82%              1.17%(5)
     Portfolio Turnover Rate................           78.37%          162.94%             131.85%             33.49%(4)


(1)      From commencement of operations May 31, 1995.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(4)      Not annualized.
(5)      Annualized.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                                                          YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------------------------------
                                                     1998           1997               1996              1995            1994 (1)
                                               -----------      -----------        -----------        -----------      -----------

NET ASSET VALUE AT BEGINNING OF PERIOD         $    14.158      $    12.699        $    12.043        $    10.022      $    12.182
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                           0.078            0.103              0.143              0.137            0.236
     Net Realized and Unrealized Gain
       (Loss) on Investments                         4.035            2.629              2.069              3.086           (0.711)
                                               -----------      -----------        -----------        -----------      -----------
TOTAL FROM INVESTMENT OPERATIONS                     4.113            2.732              2.212              3.223           (0.475)
                                               -----------      -----------        -----------        -----------      -----------
LESS DISTRIBUTIONS:
     From Net Investment Income                     (0.078)          (0.103)            (0.144)            (0.136)          (0.235)
     In Excess of Net Investment Income (2)         (0.000)          (0.000)            (0.000)            (0.000)          (0.008)
     From Net Realized Capital Gains                (1.050)          (1.170)            (1.412)            (1.066)          (1.418)
     In Excess of Net Realized Capital Gains        (0.000)          (0.000)            (0.000)            (0.000)          (0.024)
                                               -----------      -----------        -----------        -----------      -----------
     Total Distributions                            (1.128)          (1.273)            (1.556)            (1.202)          (1.685)
                                               -----------      -----------        -----------        -----------      -----------

NET ASSET VALUE AT END OF PERIOD               $    17.143      $    14.158        $    12.699        $    12.043      $    10.022
                                               ===========      ===========        ===========        ===========      ===========

TOTAL RETURN (3) (4)                                 29.15%           21.79%             18.29%             32.24%           (3.91)%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)       $    43,296      $    35,119        $    31,884        $    26,380      $    21,150
     Ratio to Average Net Assets:
       Gross Expenses                                 1.15%            1.21%              1.32%              1.33%            1.48%
       Net Expenses                                   1.15%            1.19%              1.20%              1.20%            1.20%
       Net Investment Income                          0.50%            0.69%              1.16%              1.14%            1.74%
     Portfolio Turnover Rate                         74.00%           45.87%             92.21%            161.10%          153.64%



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2)    For 1997, amount was less than $0.001 per share.
(3) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(4) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

                       See notes to financial statements.

                       VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                                                               YEAR ENDED DECEMBER 31,
                                              -------------------------------------------------------------------------------
                                                  1998            1997             1996              1995           1994 (1)
                                              -----------      -----------      -----------      -----------      -----------

NET ASSET VALUE AT BEGINNING OF PERIOD        $     9.720      $     9.173      $     8.589      $     7.914      $     9.704
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                          0.766            0.640            0.596            0.779            1.018
     Net Realized and Unrealized Gain
        (Loss) on Investments                       0.471            0.598            0.624            0.717           (1.711)
                                              -----------      -----------      -----------      -----------      -----------
TOTAL FROM INVESTMENT OPERATIONS                    0.295            1.238            1.220            1.496           (0.693)
                                              -----------      -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS:
     From Net Investment Income                    (0.691)          (0.681)          (0.596)          (0.779)          (1.005)
     In Excess of Net Investment Income            (0.148)          (0.010)          (0.040)          (0.042)          (0.006)
     From Net Realized Capital Gains               (0.011)          (0.000)          (0.000)          (0.000)          (0.075)
     In Excess of Net Realized Capital Gains       (0.000)          (0.000)          (0.000)          (0.000)          (0.011)
                                              -----------      -----------      -----------      -----------      -----------
     Total Distributions                           (0.850)          (0.691)          (0.636)          (0.821)          (1.097)
                                              -----------      -----------      -----------      -----------      -----------

NET ASSET VALUE AT END OF PERIOD              $     9.165      $     9.720      $     9.173      $     8.589      $     7.914
                                              ===========      ===========      ===========      ===========      ===========

TOTAL RETURN  (2) (3)                                3.04%           13.54%           14.20%           18.98%           (7.08)%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)      $    21,516      $    17,916      $    12,835      $     8,764      $     7,771
     Ratio to Average Net Assets:
        Gross Expenses                               1.46%            1.64%            1.99%            2.04%            2.03%
        Net Expenses                                 1.20%            1.20%            1.18%            1.20%            1.20%
        Net Investment Income                        6.89%            7.15%            7.96%            8.62%            8.70%
     Portfolio Turnover Rate                        54.70%           91.54%          105.48%           82.15%          200.19%



(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


                       See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-



                                                                                YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------------
                                                    1998              1997            1996             1995            1994 (1)
                                                -----------       -----------     -----------      -----------      -----------

NET ASSET VALUE AT BEGINNING OF PERIOD          $    10.161       $     9.938     $    10.510      $     9.718      $    10.923
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income                            0.430             0.630           0.629            0.765            0.690
     Net Realized and Unrealized Gain
        (Loss) on Investments                         0.360             0.299          (0.385)           1.191           (0.986)
                                                -----------       -----------     -----------      -----------      -----------
TOTAL FROM INVESTMENT OPERATIONS                      0.790             0.929           0.244            1.956           (0.296)
                                                -----------       -----------     -----------      -----------      -----------
LESS DISTRIBUTIONS:
     From Net Investment Income                      (0.427)           (0.617)         (0.610)          (0.765)          (0.690)
     In Excess of Net Investment Income              (0.008)           (0.000)         (0.000)          (0.045)          (0.000)
     From Net Realized Capital Gains                 (0.192)           (0.068)         (0.206)          (0.354)          (0.105)
     In Excess of Net Realized Capital Gains         (0.002)           (0.021)         (0.000)          (0.000)          (0.112)
     Tax Return of Capital                           (0.000)           (0.000)         (0.000)          (0.000)          (0.002)
                                                -----------       -----------     -----------      -----------      -----------
     Total Distributions                             (0.629)           (0.706)         (0.816)          (1.164)          (0.909)
                                                -----------       -----------     -----------      -----------      -----------

NET ASSET VALUE AT END OF PERIOD                $    10.322       $    10.161     $     9.938      $    10.510      $     9.718
                                                ===========       ===========     ===========      ===========      ===========

TOTAL RETURN (2) (3)                                   7.79%             9.37%           2.36%           20.18%           (2.72)%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)        $    15,470       $     9,679     $    10,734      $    11,618      $    14,444
     Ratio to Average Net Assets:
       Gross Expenses                                  1.59%             1.73%           1.66%            1.59%            1.45%
       Net Expenses                                    0.85%             0.85%           0.85%            0.85%            0.85%
       Net Investment Income                           5.43%             5.86%           5.80%            6.18%            5.65%
     Portfolio Turnover Rate                          66.12%           124.75%         244.96%          252.94%          289.71%


(1) On April 1, 1994, FVAS became investment adviser. Prior to that date, results were achieved by former investment advisers.
(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.
(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.


                       See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998


NOTE A -- ORGANIZATION

      Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company which currently is comprised of eight series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Small Cap Growth Portfolio, the World Equity Portfolio, the Growth Portfolio, the Matrix Equity Portfolio, the Growth & Income Portfolio, the Multiple Strategies Portfolio, the High Income Bond Portfolio, and the U.S. Government Bond Portfolio.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS: The Portfolios' equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price, or, if no closing price is available, at a bid price estimated by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by pricing services which determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. Short-term securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

      FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded, or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.


      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998
                                   -CONTINUED-

      INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Portfolio becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

      FOREIGN CURRENCY TRANSLATIONS: The records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency, the Portfolio may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Portfolio on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

      Realized gain (loss) includes net gains or losses realized by the Portfolio on contracts which have matured or which the Portfolio has terminated by entering into an offsetting closing transaction.

      FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

      FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for Federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including net realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, net capital gains and certain other amounts, if any, the Portfolios of the Trust will not be subject to a Federal excise tax.

      As of December 31, 1998, the Small Cap Growth Portfolio had a realized capital loss carryforward, for Federal income tax purposes, of $1,772,991, that expires on December 31, 2006, available to be used to offset future realized capital gains.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998
                                   -CONTINUED-

      Any net capital losses incurred after October 31, within a Portfolio's tax year, are deemed to arise on the first day of a Portfolio's next tax year. The Portfolios incurred and elected to defer net capital losses as follows, during such period in fiscal 1998:

                          PORTFOLIO                           AMOUNT
                          ---------                           ------
                 World Equity Portfolio                     $  398,013
                 Growth & Income Portfolio                           6
                 U.S. Government Bond Portfolio                  6,282


      EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are split evenly among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

      DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of a Separate Account to receive dividends and capital gain distributions in cash. The Trust made the following reclassifications as of December 31, 1998:

                                                    Increase/             Increase/(Decrease)            Increase/(Decrease)
                                                   (Decrease)              Undistributed Net                 Accumulated
                                                 Paid in Capital       Investment Income (Loss)         Realized Gain/(Loss)
                                                 ---------------       ------------------------         --------------------
      Small Cap Growth Portfolio.........        $   (178,387)             $     178,387                   $         0
      World Equity Portfolio.............              (7,999)                   117,575                      (109,576)
      Growth Portfolio...................            (227,332)                   274,079                       (46,747)
      Matrix Equity Portfolio............                  (1)                     3,555                        (3,554)
      Growth & Income Portfolio..........                 (27)                     6,998                        (6,971)
      Multiple Strategies Portfolio......                   0                       (666)                          666
      High Income Bond Portfolio.........                   0                     99,595                       (99,595)
      U.S. Government Bond Portfolio.....                 464                    (14,131)                       13,667


Net investment income, net realized gains and net assets were not affected by these changes.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998
                                   -CONTINUED-

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

      First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, State Street Bank and Trust Company through its investment management division State Street Global Advisors as sub-adviser to the Matrix Equity Portfolio, Federated Investment Counseling as sub-adviser to the High Income Bond Portfolio and Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995:
Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg Pincus Asset Management, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Evergreen Investment Management Company (formerly known as the Keystone Investment Management Company) as sub-adviser to the World Equity Portfolio.

      FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life Plc., of Dublin, Ireland.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreement, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio.

LIMITATIONS

      First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 1999 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the U.S. Government Bond Portfolio).

EXPENSE REDUCTIONS

      State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the year ended December 31, 1998 the Trust's expenses were reduced by $16,397.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998
                                   -CONTINUED-


TRUSTEES' COMPENSATION

      Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA or FVAS.


NOTE D -- INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio for the year ended December 31, 1998 were as follows:

                                                   NON-                                NON-
                                                GOVERNMENT         GOVERNMENT      GOVERNMENT          GOVERNMENT
                                                PURCHASES          PURCHASES          SALES             SALES
                                              --------------------------------------------------------------------
Small Cap Growth Portfolio..............      $  15,581,516      $         0     $  19,280,173      $         0
World Equity Portfolio...................        34,817,255                0        37,855,264                0
Growth Portfolio.........................        57,440,386        2,511,283        58,641,664          127,089
Matrix Equity Portfolio..................        28,613,940          195,317        24,040,112          352,680
Growth & Income Portfolio................        23,396,350           82,759        18,733,931          341,189
Multiple Strategies Portfolio............        22,144,857        6,424,132        21,062,297        5,060,140
High Income Bond Portfolio...............        20,379,722                0        16,709,361          537,109
U.S. Government Bond Portfolio...........         1,490,675       11,759,466         1,463,372        5,679,966


The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at December 31, 1998 were as follows:

                                                                   GROSS UNREALIZED                       NET UNREALIZED
                                        IDENTIFIED COST     APPRECIATION        (DEPRECIATION)       APPRECIATION/(DEPRECIATION)
                                        ---------------     ------------        --------------       ---------------------------
Small Cap Growth Portfolio............  $  11,066,071       $  4,117,310         $  (258,132)           $   3,859,178
World Equity Portfolio................     20,360,168          4,298,990            (705,193)               3,593,797
Growth Portfolio......................     51,653,632         32,960,487            (157,847)              32,802,640
Matrix Equity Portfolio...............     18,361,972          4,270,686            (327,754)               3,942,932
Growth & Income Portfolio.............     24,886,282          4,085,492            (784,226)               3,301,266
Multiple Strategies Portfolio.........     28,394,702         14,804,005            (102,148)              14,701,857
High Income Bond Portfolio............     20,157,415            458,965            (739,761)                (280,796)
U.S. Government Bond Portfolio........     15,184,956            247,981             (62,200)                 185,781

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998
                                   -CONTINUED-


NOTE E -- FORWARD FOREIGN CURRENCY CONTRACT

      As of December 31, 1998 the World Equity Portfolio had open 6 forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                                                   NET UNREALIZED
              CURRENCY SOLD              SETTLEMENT DATE          COST            VALUE            (DEPRECIATION)
              -------------              ---------------          ----            -----           --------------
       539,084 Australian Dollars           01/08/99         $   314,000      $   330,368         $    (16,368)
       703,907 Swiss Francs                 02/26/99             505,000          515,459              (10,459)
       475,412 German Marks                 02/26/99             280,000          286,068               (6,068)
     2,334,058 French Francs                02/26/99             410,000          418,652               (8,652)
    29,313,270 Japanese Yen                 02/26/99             245,000          261,260              (16,260)
       612,344 Netherlands Guilder          02/26/99             320,000          326,864               (6,864)
                                                                                                   -----------
                                                                                                   $   (64,671)
                                                                                                   ===========

NOTE F - YEAR 2000 ISSUE (UNAUDITED)

     Like other mutual funds, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Adviser, the Sub-Adviser and other service providers in performing their administrative functions do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Adviser and Sub-Advisers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.


NOTE G - TAX INFORMATION NOTICE (UNAUDITED)

     For Federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 1998:

     World Equity Portfolio, Growth Portfolio, Matrix Equity Portfolio, Growth & Income Portfolio, Multiple Strategies Portfolio, High Income Bond Portfolio, and U.S. Government Bond Portfolio designate $1,363,543, $9,536,196, $498,834, $440,118, $2,499,972, $21,504, and $99,168, respectively, as long term capital gains dividend paid.

                Report of Ernst & Young LLP, Independent Auditors



To the Trustees and Contract Owners of
Variable Investors Series Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Variable Investors Series Trust (the Trust) (comprising, respectively, the Small Cap Growth, World Equity, Growth, Matrix Equity, Growth & Income, Multiple Strategies, High Income Bond, and U.S. Government Bond Portfolios) as of December 31, 1998, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of Variable Investors Series Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1994 were audited by other auditors whose report dated February 14, 1995 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, ,the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Variable Investors Series Trust at December 31, 1998, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods in the four years then ended, in conformity with generally accepted accounting principles.


Chicago, Illinois
February 5, 1999

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                         VARIABLE INVESTORS SERIES TRUST


                                ----------------



                            PAUL G. CHENAULT, TRUSTEE
                             NORMAN A. FAIR, TRUSTEE
                            WESLEY E. HORTON, TRUSTEE
                            W. LAWRENCE HOWE, TRUSTEE
                            LAIRD E. WIGGIN, TRUSTEE
                       JOHN SOUKUP, PRESIDENT AND TRUSTEE
                          ARNOLD R. BERGMAN, SECRETARY
                             CHRIS HARDEN, TREASURER

                                ----------------



                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.


                                ----------------


THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, THE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Prime Money Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 1998 through December 31, 1998. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's money market holdings and the financial statements.

Over the reporting period, the fund kept shareholders' cash working--and accessible--every day while maintaining a stable share price of $1.00.(1)

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.05 per share in dividends to shareholders. On December 31, 1998, net assets reached $103 million.

Thank you for choosing Federated Prime Money Fund II as a convenient, professionally managed way to keep your ready cash working. We will continue to keep you up-to-date on your investment, and welcome your comments and suggestions.

Sincerely,



J. Christopher Donahue
President
February 15, 1999

----------

(1) An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


INVESTMENT REVIEW


Federated Prime Money Fund II invests in money market instruments maturing in 397 days or less. The average maturity of these securities, computed on a dollar-weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

   Economic growth during the second half of 1998 resumed its above-average pace, after a brief slowdown in the second quarter. Specifically, third quarter gross domestic product ("GDP") registered 3.9% while fourth quarter GDP topped the year at 5.6%. Despite the high growth, though, inflation remained subdued by all measures. The consumer price index rose just 1.6% for the 12 months ended December 31, 1998. For the same time period, the producer price index actually declined 0.2%, due mostly to a decline in food and energy prices, while the employment cost index grew 3.8% on an annualized basis through the end of the third quarter.

   Thirty-day commercial paper started the reporting period at 5.77% on January 1, 1998, hovered in the 5.50% range area until September 23, 1998, when expectations began to surface about the Federal Reserve Board ("the Fed") lowering rates, and then dropped as low as 4.90% on November 20, 1998, before rising to end the reporting period at 4.98%.

   The money market yield curve looked lower but similarly shaped from December 31, 1997 to December 31, 1998. One-month commercial paper rates declined 79 basis points while six-month rates declined 76 basis points reflecting the concern in the market about the lack of liquidity in the U.S. credit markets. The Fed responded to this by lowering the Federal funds target rate three times during the reporting period--25 basis points on September 29, 1998, 25 basis points on October 15, 1998, and 25 basis points on November 17, 1998-- to end the reporting period with a 4.75% target rate. The Fed also lowered the discount rate twice by 25 basis points to 4.75% on October 15, 1998, and by 25 basis points on November 17, 1998, to 4.50%.

  The target average maturity range for the fund was lengthened from 35-45 days to 40-50 days on July 6, 1998. It was subsequently increased to 45-55 days on October 1, 1998, reflecting the Fed's concern about liquidity in the credit markets and the current easing scenario. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's assets in variable rate demand notes and accomplishing a modest barbell structure.

  During the reporting period ended December 31, 1998, the net assets of the fund increased from $59.7 to $103.1 million while the seven-day net yield decreased from 5.10% to 4.52%.(1) The effective average maturity of the fund on December 31, 1998, was 52 days.

----------
(1) Performance quoted represents past performance and is not indicative of future results. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 1998

PRINCIPAL                                                                                     VALUE
AMOUNT
               SHORT-TERM NOTES 6.3%
               BANKING 1.9%
$1,000,000     SALTS III Cayman Island Corp., Series 1998-11, (Guaranteed by Bankers     $1,000,000
               Trust International, PLC), 5.589%, 3/12/1999
 1,000,000     SALTS III Cayman Island Corp., Series 1998-13, (Guaranteed by Bankers      1,000,000
               Trust International, PLC), 5.571%, 3/18/1999
                  TOTAL                                                                   2,000,000
               FINANCE - AUTOMOTIVE 0.5%
   122,629      Chase Manhattan Auto Owner Trust 1998-C, Class A-1, 5.588%, 7/9/1999        122,622
   369,441      Premier Auto Trust 1998-5, Class A-1, 5.140%, 7/8/1999                      369,357
                  TOTAL                                                                     491,979
               FINANCE - EQUIPMENT 2.5%
   585,890     Copelco Capital Funding Trust 1998-A, Class A-1, 5.680%, 8/15/1999           585,890
 2,000,000     Green Tree Lease Finance LLC 1998-1, Class A-1, 5.201%, 1/20/2000          2,000,000
                  TOTAL                                                                   2,585,890
               INSURANCE 0.8%
   604,744     Americredit Automobile Receivables Trust 1998-C, Class A-1, (Insured by      604,744
               FSA), 5.380%, 9/12/1999
   200,609     WFS Financial Owner Trust 1998-B, Class A-1, (Insured by FSA), 5.658%,       200,609
               7/20/1999
                  TOTAL                                                                     805,353
               RECREATION 0.6%
    72,978     Greentree Recreational, Equipment & Consumer Trust 1998-B, Class A-1,         72,978
               5.669%, 7/15/1999
   534,383     Greentree Recreational, Equipment & Consumer Trust 1998-C, Class A-1,        534,383
               5.554%, 8/15/1999
                  TOTAL                                                                     607,361
                  TOTAL SHORT-TERM NOTES                                                  6,490,583
               CERTIFICATES OF DEPOSIT 5.4%
               BANKING 5.4%
 1,000,000     KeyBank, N.A., 5.080%, 4/9/1999                                            1,000,000
 2,600,000     Societe Generale, Paris, 5.645% - 5.835%, 2/26/1999 - 4/27/1999            2,599,806
 2,000,000     Svenska Handelsbanken, Stockholm, 5.800%, 4/6/1999                         1,999,776
                  TOTAL CERTIFICATES OF DEPOSIT                                           5,599,582
               COMMERCIAL PAPER 57.7%
               AEROSPACE/AUTO 4.7%
 4,900,000     Johnson Controls, Inc., 5.392% - 5.494%, 1/13/1999 - 1/20/1999             4,889,366
               BANKING 9.2%
   500,000     Abbey National N.A. Corp., (Guaranteed by Abbey National Bank PLC,           491,663
               London), 5.003%, 5/4/1999
 1,000,000     Cregem North America, Inc., (Guaranteed by Credit Communal de Belgique,      994,977
               Brussles), 5.635%, 2/3/1999
 5,507,000     Fountain Square Commercial Funding Corp., (Fifth Third Bank, Cincinnati    5,450,476
               Support Agreement), 5.243% - 5.422%, 3/1/1999 - 3/15/1999
 2,600,000     Westpac Capital Corp., (Guaranteed by Westpac Banking Corp. Ltd.,          2,586,155
               Sydney), 5.297% - 5.450%, 1/11/1999 - 3/22/1999
                  TOTAL                                                                   9,523,271
               BROKERAGE 3.9%
 4,000,000     Salomon Smith Barney Holdings, Inc., 5.145% - 5.299%, 1/6/1999 -           3,977,036
               3/8/1999


PRINCIPAL                                                                                      VALUE
AMOUNT
               COMMERCIAL PAPER continued
               CHEMICALS 1.1%
$1,141,000     IMC Global, Inc., 5.782% - 6.028%, 1/14/1999 - 1/20/1999                  $ 1,137,904
               FINANCE - AUTOMOTIVE 3.9%
 4,000,000     Ford Motor Credit Corp., 5.139%, 2/5/1999                                   3,980,361
               FINANCE - COMMERCIAL 14.1%
 1,000,000     Asset Securitization Cooperative Corp., 5.156%, 4/16/1999                     985,242
 4,000,000     Falcon Asset Securitization Corp., 5.331%, 2/11/1999                        3,975,992
 1,000,000     General Electric Capital Corp., 5.455%, 2/12/1999                             993,782
 3,641,000     Greenwich Funding Corp., 4.889% - 5.215%, 3/5/1999 - 4/6/1999               3,602,509
 5,000,000     Sheffield Receivables Corp., 5.217% - 5.359%, 2/22/1999 - 3/15/1999         4,956,147
                  TOTAL                                                                   14,513,672
               FINANCE - EQUIPMENT 0.8%
   785,000     Comdisco, Inc., 5.687% - 6.087%, 1/15/1999 - 1/28/1999                        783,133
               FINANCE - RETAIL 11.0%
 2,000,000     American Express Credit Corp., 5.023%, 4/12/1999                            1,972,506
 4,500,000     Associates First Capital Corp., 4.949% - 5.094%, 4/19/1999 - 5/27/1999      4,417,797
 5,000,000     Island Finance, Puerto Rico, (Norwest Financial Inc. Support Agreement)     4,967,097
               5.200%, 2/16/1999
                  TOTAL                                                                   11,357,400
               INDUSTRIAL PRODUCTS 0.8%
   851,000     Praxair, Inc., 5.731% - 5.834%, 1/27/1999 - 2/23/1999                         846,004
               INSURANCE 2.3%
   946,000     CNA Financial Corp., 5.533% - 5.899%, 1/15/1999 - 1/28/1999                   942,861
 1,000,000     CXC, Inc., 5.161%, 5/17/1999                                                  980,998
   500,000     Marsh & McLennan Cos., Inc., 5.637%, 3/29/1999                                493,408
                  TOTAL                                                                    2,417,267
               MACHINERY, EQUIPMENT, AUTO 3.8%
 2,000,000     Allied-Signal, Inc., 5.625%, 1/22/1999                                      1,993,525
 2,000,000     Eaton Corp., 5.597%, 5/11/1999                                              1,960,856
                  TOTAL                                                                    3,954,381
               OIL & OIL FINANCE 1.1%
 1,179,000     Occidental Petroleum Corp., 5.752% - 6.135%, 1/15/1999 - 2/19/1999          1,174,284
               TELECOMMUNICATIONS 1.0%
   991,000     MCI Worldcom, Inc., 5.731% - 5.732%, 1/11/1999 - 1/19/1999                    988,640
                  TOTAL COMMERCIAL PAPER                                                  59,542,719
               LOAN PARTICIPATION 2.5%
               ELECTRICAL EQUIPMENT 0.6%
   600,000     Mt. Vernon Phenol Plant Partnership, (Guaranteed by General Electric          600,000
               Co.), 5.370%, 5/17/1999
               INSURANCE 1.9%
 2,000,000     Marsh & McLennan Cos., Inc., 5.254%, 5/24/1999                              2,000,000
                  TOTAL LOAN PARTICIPATION                                                 2,600,000

PRINCIPAL                                                                                      VALUE
AMOUNT
Principal
Amount
               NOTESVARIABLE 13.7%(2)
               BANKING 9.3%
$  160,000      Alabama State IDA, (Wellborn Cabinet, Inc.), Tax Revenue Bonds,           $  160,000
               (Amsouth Bank N.A., Birmingham LOC), 5.480%, 1/7/1999
 1,000,000     Bankers Trust Co., New York, 4.880%, 1/1/1999                                 999,712
   800,000  (1)Bankers Trust Corp., 4.960%, 1/1/1999                                         800,000
     6,000     Capital One Funding Corp., Series 1995-A, (Bank One, Indiana, N.A               6,000
               LOC), 5.570%, 1/7/1999
   170,000     Denver Urban Renewal Authority, (Series 1992-B), (Paribas, Paris LOC),        170,000
               5.700%, 1/7/1999
   345,000     Edgefield County, SC, Series 1997 (Bondex Inc. Project), (Marine              345,000
               Midland Bank N.A., Buffalo, NY LOC), 5.076%, 1/7/1999
   185,000     Franklin County, OH, Edison Welding, Series 1995, (Huntington National        185,000
               Bank, Columbus, OH LOC), 5.570%, 1/7/1999
   400,000     La-Man Corp., (SouthTrust Bank of Alabama, Birmingham LOC), 5.680%,           400,000
               1/1/1999
 1,532,970  (1)Liquid Asset Backed Securities Trust, Series 1997-1, (Westdeutsche          1,532,970
               Landesbank Girozentrale Swap Agreement), 5.536%, 1/19/1999
   625,000     Lynn Haven, FL, Taxable Revenue Bond (Series 1998-B), (Bank One, Ohio,        625,000
               N.A. LOC), 5.770%, 1/7/1999
   560,000     Madison, WI Community Development Authority, Series 1997-B Hamilton           560,000
               Point Apts., (Bank One, Wisconsin, N.A. LOC), 5.670%, 1/7/1999
   198,000     Maryland State IDFA, Human Genome, Series1994, (First National Bank of        198,000
               Maryland, Baltimore LOC), 5.430%, 1/4/1999
   275,000     Mississippi Business Finance Corp., Metalloy Project, (Comerica Bank,         275,000
               Detroit, MI LOC), 5.460%, 1/7/1999
   438,956  (1)Rabobank Optional Redemption Trust, Series 1997-101, 5.343%, 1/20/1998        438,956
   355,000     Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH        355,000
               LOC), 5.570%, 1/7/1999
 1,000,000     Societe Generale, Paris, 4.883%, 1/1/1999                                     999,599
   100,000     Southeast Regional Holdings, LLC, Series 1995-A, (Columbus Bank and           100,000
               Trust Co., GA LOC), 5.280%, 1/7/1999
 1,200,000     Trap Rock Industries, Inc., Series 1997, (First Union National Bank,        1,200,000
               Charlotte, NC LOC), 6.050%, 1/6/1999
   186,000     Vista Funding Corp., Series 1994-A, (Fifth Third Bank of Northwestern         186,000
               OH LOC), 5.570%, 1/7/1999
                  TOTAL                                                                    9,536,237
               INSURANCE 4.4%
 2,000,000     General American Life Insurance Co., 5.780%, 1/21/1999                      2,000,000
 1,000,000     Jackson National Life Insurance Co., 5.289%, 1/2/1999                       1,000,000
   544,657  (1)Liquid Asset Backed Securities Trust, Series 1997-3 Senior Notes,             544,657
               (Guaranteed by AMBAC), 5.254%, 3/28/1999
 1,000,000     Travelers Insurance Company, 5.353%, 1/1/1999                               1,000,000
                  TOTAL                                                                    4,544,657
                  TOTAL NOTESVARIABLE                                                     14,080,894

PRINCIPAL                                                                                      VALUE
AMOUNT
               REPURCHASE AGREEMENTS 12.9%(3)
$1,702,000     Nationsbanc Montgomery Securities, Inc., 5.100%, dated 12/31/1998, due  $   1,702,000
               1/4/1999
 5,000,000     Paribas Corp., 5.100%, dated 12/31/1998, due 1/4/1999                       5,000,000
 2,559,000     Prudential Securities, Inc., 5.100%, dated 12/31/1998, due 1/4/1999         2,559,000
 2,000,000     Societe Generale Securities Corp., 4.850%, dated 12/31/1998, due            2,000,000
               1/4/1999
 2,000,000     Toronto Dominion Securities (USA) Inc., 4.970%, dated 12/31/1998, due       2,000,000
               1/4/1999
                  TOTAL REPURCHASE AGREEMENTS                                             13,261,000
                  TOTAL INVESTMENTS (AT AMORTIZED COST)(4)                              $101,574,778



----------
(1) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At December 31, 1998, these securities amounted to $3,316,583 which represents 3.2% of net assets.
(2) Floating rate note with current rate and next reset date shown.
(3) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.
(4) Also represents cost for federal tax purposes.


Note: The categories of investments are shown as a percentage of net assets ($103,096,582) at December 31, 1998.

The following acronyms are used throughout this portfolio:

AMBAC   American Municipal Bond Assurance Corporation
FSA     Financial Security Assurance
IDA     Industrial Development Authority
IDFA    Industrial Development Finance Authority
LLC     Limited Liability Corporation
LOC     Letter of Credit
PLC     Public Limited Company

See Notes which are an integral part of the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:
Investments in repurchase agreements                                 $ 13,261,000
Investments in securities                                              88,313,778
Total investments at amortized cost and value                                             $101,574,778
Income receivable                                                                              359,636
Receivable for shares sold                                                                   1,886,997
   TOTAL ASSETS                                                                            103,821,411

LIABILITIES:
Payable for shares redeemed                                               678,019
Payable to Bank                                                            23,872
Accrued expenses                                                           22,938
   TOTAL LIABILITIES                                                                           724,829
Net Assets for 103,096,582 shares outstanding                                             $103,096,582

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
$103,096,582 / 103,096,582 shares outstanding                                             $       1.00


See Notes which are an integral part of the Financial Statements

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Interest                                                                                     4,681,873

EXPENSES:
Investment advisory fee                                                   417,405
Administrative personnel and services fee                                 125,000
Custodian fees                                                             12,587
Transfer and dividend disbursing agent fees and expenses                   16,899
Trustees' fees                                                              2,162
Auditing fees                                                              12,691
Legal fees                                                                  6,933
Portfolio accounting fees                                                  33,542
Share registration costs                                                    6,306
Printing and postage                                                       25,699
Insurance premiums                                                          6,866
Miscellaneous                                                               9,406
   TOTAL EXPENSES                                                         675,496

WAIVER:
Waiver of investment advisory fee                                          (4,302)
Net expenses                                                                                   671,194
Net investment income                                                                        4,010,679


See Notes which are an integral part of the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS


YEAR ENDED DECEMBER 31                                                    1998             1997
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income                                                4,010,679        2,970,896
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                            (4,010,679)      (2,970,896)
SHARE TRANSACTIONS:
Proceeds from sale of shares                                       316,636,277      247,591,033
Net asset value of shares issued to shareholders in payment of       4,013,066        2,968,806
distributions declared
Cost of shares redeemed                                           (277,212,104)    (236,555,828)
   CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS           43,437,239       14,004,011
Change in net assets                                                43,437,239       14,004,011
NET ASSETS:
Beginning of period                                                 59,659,343       45,655,332
End of period                                                      103,096,582       59,659,343


See Notes which are an integral part of the Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)


YEAR ENDED DECEMBER 31                         1998        1997        1996        1995      1994(1)
NET ASSET VALUE, BEGINNING OF PERIOD       $   1.00     $  1.00     $  1.00     $  1.00     $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.05        0.05        0.05        0.05      0.01
LESS DISTRIBUTIONS:
Distributions from net investment income      (0.05)      (0.05)      (0.05)      (0.05)    (0.01)
NET ASSET VALUE, END OF PERIOD             $   1.00     $  1.00     $  1.00     $  1.00     $1.00
TOTAL RETURN(2)                                4.92        4.93        4.75        5.20      0.50%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                       0.80        0.80        0.80        0.80      0.80%(3)
Net investment income                          4.80        4.84        4.68        5.12      4.26%(3)
Expense waiver(4)                              0.01        0.20        0.57        2.69     71.84%(3)
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)    $103,097     $59,659     $45,655     $17,838     $ 552

----------
(1) Reflects operations for the period from November 18, 1994 (date of initial public investment) to December 31, 1994. For the period from December 10, 1993 (start of business) to November 17, 1994, the Fund had no public investment.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) Computed on an annualized basis.

(4) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

ORGANIZATION
Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of eight portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS
The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS
It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES
It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES
Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. Many restricted securities may be resold in the secondary market in transactions exempt from registration. In some cases, the restricted securities may be resold without registration upon exercise of a demand feature. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. Restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

   Additional information on each restricted security held at December 31, 1998 is as follows:

SECURITY                ACQUISITION     ACQUISITION
                        DATE            COST
Bankers Trust Corp.     7/30/1998        $  800,000
Liquid Asset            2/19/1997         1,532,970
Backed Securities
Trust, Series
1997-1

Liquid Asset            6/27/1997           544,657
Backed Securities
Trust, Series
1997-3
Rabobank Optional       4/17/1997           438,956
Redemption Trust,
Series 1997-101

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER
Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At December 31, 1998, capital paid-in aggregated $103,096,582.
   Transactions in shares were as follows:

YEAR ENDED DECEMBER 31                                                      1998          1997
Shares sold                                                          316,636,277   247,591,033
Shares issued to shareholders in payment of distributions declared     4,013,066     2,968,806
Shares redeemed                                                     (277,212,104) (236,555,828)

   NET CHANGE RESULTING FROM SHARE TRANSACTIONS                       43,437,239    14,004,011


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE
Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE
Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES
FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES
FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES
Organizational expenses of $22,431 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended December 31, 1998, the Fund was fully amortized.

GENERAL
Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

YEAR 2000 (UNAUDITED)
Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1,

2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES OF THE FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Prime Money Fund II (the "Fund") (a portfolio of the Federated Insurance Series) as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended December 31, 1998 and 1997, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of of Federated Prime Money Fund II as of December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 12, 1999

TRUSTEES

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

WILLIAM J. COPELAND

J. CHRISTOPHER DONAHUE

JAMES E. DOWD, ESQ.

LAWRENCE D. ELLIS, M.D.

EDWARD L. FLAHERTY, JR., ESQ.

PETER E. MADDEN

JOHN E. MURRAY, JR., J.D., S.J.D.

WESLEY W. POSVAR

MARJORIE P. SMUTS


OFFICERS

JOHN F. DONAHUE
Chairman

J. CHRISTOPHER DONAHUE
President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

MATTHEW S. HARDIN
Assistant Secretary

Variable funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable funds involves investment risk, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

FEDERATED[SM]

Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Federated Securities Corp., Distributor

Cusip 313916504

G008842 (2/99)


Federated is a registered mark                  [LOGO]
of Federated Investors, Inc.                   RECYCLED
1999 [C] Federated Investors, Inc.              PAPER







FEDERATED
WORLD CLASS INVESTMENT MANAGER[SM]



FEDERATED
PRIME MONEY
FUND II


Federated Insurance Series


ANNUAL REPORT
TO SHAREHOLDERS




DECEMBER 31, 1998

TAX ADVANTAGE PRODUCT CHOICES
                                                                  First Variable
                                                                  Life Insurance
                                                                         Company

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                                                               INSURANCE COMPANY
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PRODUCTS

VARIABLE UNIVERSAL LIFE

     CAPITAL SOLUTIONS VUL

     With the potential to...
     BUILD WEALTH with tax-deferred growth.
     ENJOY INCOME with tax-advantages through loans and withdrawals.
     PRESERVE ASSETS with a death benefit that can pass free of income tax to heirs.*

SINGLE PREMIUM VARIABLE LIFE

     CAPITAL ONE PAY VL

     With the potential to...
     BUILD WEALTH with tax-deferred growth.
     ENJOY INCOME through loans and withdrawals after age 59-1/2.** PRESERVE ASSETS with a death benefit that can pass income tax free to heirs.*

VARIABLE ANNUITIES

     CAPITAL SIX VA
     CAPITAL FIVE VA
     CAPITAL NO LOAD VA

     With the potential to...
     BUILD WEALTH with tax-deferred growth.
     ENJOY INCOME with tax-advantaged access through withdrawals and
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     PRESERVE ASSETS with a death benefit that guarantees heirs receive at least
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     *    May be subject to estate taxation
     **   Earnings are subject to income tax when withdrawn or paid as a death
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          All products not yet available in all states.

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TAX ADVANTAGED PRODUCT CHOICES
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SPECIAL PROGRAMS

ASSET ALLOCATION STRATEGIES

Asset Allocation is dividing your portfolio among several different investment categories, such as stocks, bonds and money market instruments. Asset allocation theory helps you and your investment professional design a portfolio that meets your tolerance for risk. It can also help you gain the most potential return for a certain risk level. First Variable Life offers a menu of asset allocation models that can help you build, enjoy and preserve your wealth.

AUTOMATIC ASSET REBALANCING

Once you and your investment professional have selected a mix of investments, automatic asset rebalancing helps you maintain it by rebalancing your portfolio. Choose from quarterly, semi-annual or annual rebalancing. Your quarterly statement will show activities to make tracking your investment easier.

DOLLAR COST AVERAGING

You can take advantage of a time-tested investment technique of dollar cost averaging within your First Variable product. This strategy invests equal
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downs of the financial markets. The key to dollar cost averaging is staying with your plan, regardless of market performance. At First Variable, you can use dollar cost averaging to move from one investment choice to another.



Dollar cost averaging does not assure a profit or protect against loss in declining markets. Since prices fluctuate, consider your ability to continue purchases through both high and low price levels.

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Securities distributed through First Variable Capital Services, Inc., member NASD.
2122 York Road, Suite 300
Oak Brook, IL 60523-1930
800.499.0713
www.firstvariable.com

                                                   [BUILD, ENJOY, PRESERVE LOGO]

FIRST VARIABLE LIFE INSURANCE
A HISTORY OF INNOVATION

Founded in 1968, First Variable Life Insurance Company is an innovative financial services company and the first to offer variable life insurance in the United States. In 1994, First Variable Life was purchased by Irish Life of North America, Inc., the U.S. subsidiary of a highly regarded, global financial services company, Irish Life plc.

Headquartered in Dublin, Ireland, Irish Life is a major international financial
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* Interstate Assurance Company
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First Variable Life Insurance Company brings an innovative approach to managing wealth. We strive to help investors build, enjoy and preserve financial assets for many generations to come.

Neither First Variable Life Insurance Company nor its agents give legal, accounting or tax advice. Consult an attorney or tax advisor about the consequences of financial decisions. All products not yet available in all states.